GARTMORE FUNDS

--------------------------------------------------------------------------------

                                                           SEMIANNUAL
                                                           REPORT

                                                           April 30, 2002

--------------------------------------------------------------------------------

      [GRAPHIC OMITTED]       CORE EQUITY SERIES
                              Gartmore Growth Fund
                              Gartmore Large Cap Value Fund (formerly Nationwide
                              Large Cap Value Fund)
                              Gartmore Total Return Fund

                              CORE ASSET ALLOCATION SERIES
                              Gartmore Investor Destinations Aggressive Fund Gartmore Investor Destinations Moderately Aggressive Fund
                              Gartmore Investor Destinations Moderate Fund
                              Gartmore Investor Destinations Moderately
                              Conservative Fund
                              Gartmore Investor Destinations Conservative Fund

                              CORE FIXED INCOME SERIES
                              Gartmore Bond Fund (formerly Nationwide Bond Fund)
                              Gartmore Government Bond Fund (formerly Nationwide
                              Government Bond Fund)
                              Gartmore Tax-Free Income Fund (formerly Nationwide
                              Tax-Free Income Fund)
                              Gartmore Money Market Fund (formerly Nationwide
GARTMORE                      Money Market Fund)
------------------            Gartmore Morley Enhanced Income Fund
GLOBAL INVESTMENTS            (formerly Nationwide Morley Enhanced Income Fund)



--------------------------------------------------------------------------------
LOOK BEYOND.(SM)

GARTMORE GROUP(SM): A GLOBAL ASSET

MANAGEMENT TEAM

Gartmore Global Investments (GGI), investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide(R). Gartmore Group encompasses a unified investment platform with more than 175 portfolio managers, analysts and traders supported by a professional staff of more than 1,000.

The affiliated advisers that comprise Gartmore Group collectively manage more than $77 billion(1) in nontaxable and taxable assets. Gartmore Groups clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

STRATEGICALLY SITUATED

GGI, formed in 1999 and based outside Philadelphia, works in concert with the other Gartmore Group advisers situated in the United States. With more than $25 billion1 in combined assets under management(2), these affiliates also have investment management and marketing operations in Columbus, Ohio; Detroit, Mich.; and Portland, Ore.

Based in London, Gartmore Investment Management plc (GIM) is Gartmore Groups flagship international component. GIM, formed in 1969 and acquired by Nationwide in 2000, has investment management and marketing operations in Scotland, Jersey (Channel Islands), Spain, Germany, Sweden, Italy and Japan.

The following asset management affiliates of Nationwide do business under the trade name Gartmore Group:

Gartmore  Capital  Management  Ltd(3)

Gartmore  Fund  Managers  Ltd(3)

Gartmore  Global  Partners(2,3)

Gartmore  Investment  Ltd(3)

Gartmore  Japan  Ltd(3)

Gartmore  Morley  Capital  Management,  Inc.(2)

Gartmore  Mutual  Fund  Capital  Trust(2,4)

NorthPointe  Capital  LLC(2)

Gartmore  SA  Capital  Trust(2,4)


Additional  information  can  be  found  online:
WWW.GARTMOREGLOBALINVESTMENTS.COM


1.   As of March 31, 2002.

2.   These are SEC-registered investment advisers based in the United States.

3. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.

4.   Together, these advisers do business as Gartmore Global Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. Look Beyond. and the Family of Funds Diagram are service marks of Gartmore Global Investments, Inc. Nationwide(R) is a registered service mark of Nationwide Mutual Insurance Company.

Securities offered through Gartmore Distribution Services, Inc., Member NASD, and Nationwide Securities, Inc., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.


GARTMORE  GROUP  OFFICE  LOCATIONS

IN  NORTH  AMERICA
-----------------------------------------------------------
United  States                    Philadelphia,  Pa.
                                  Columbus,  Ohio
                                  Detroit,  Mich.
                                  Portland,  Ore.
IN  EUROPE
-----------------------------------------------------------
United Kingdom                    London, England
                                  Glasgow,  Scotland
                                  Jersey, Channel Islands
                                  Spain  Madrid
                                  Germany  Frankfurt
                                  Sweden  Stockholm
                                  Italy  Milan
IN  ASIA
-----------------------------------------------------------
                                  Japan  Tokyo

Look  BEYOND  with  Gartmore  Funds.

================================================================================


TAKING  DIVERSIFICATION  TO THE  NEXT  LEVEL


[GRAPHIC OMITTED]


-    CORE Series
     Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

-    INTERNATIONAL  Series
     International growth and emerging markets portfolios designed to capture overseas investment opportunities.

-    SECTOR  Series
     Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

-    LEADERSHIP  Series
     Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

-    CONCEPT  Series
     Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

--------------------------------------------------------------------------------


     CONTENTS

2    MESSAGE TO SHAREHOLDERS

4    MARKET PERSPECTIVES

     CORE  EQUITY  SERIES

6    Gartmore Growth Fund

9    Gartmore Large Cap Value Fund

13   Gartmore Total Return Fund

     CORE  ASSET  ALLOCATION  SERIES

23   Gartmore Investor Destinations Aggressive Fund

25   Gartmore Investor Destinations Moderately

       Aggressive  Fund

27   Gartmore Investor Destinations Moderate Fund

29   Gartmore Investor Destinations Moderately

       Conservative  Fund

31   Gartmore Investor Destinations Conservative Fund

     CORE  FIXED  INCOME  SERIES

42   Gartmore Bond Fund

46   Gartmore Government Bond Fund

48   Gartmore Tax-Free Income Fund

53   Gartmore Money Market Fund

58   Gartmore Morley Enhanced Income Fund

71  NOTES  TO  FINANCIAL  STATEMENTS




+    ABOUT PERFORMANCE

     The performance of the funds, as reflected on pages 6, 13, 42, 46, 48 and 53, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the funds took place May 11, 1998. The Gartmore Mutual Funds were preceded by funds of the Nationwide Mutual Funds, and the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on pages 20 and 66.

[GRAPHIC OMITTED]  MESSAGE  TO  SHAREHOLDERS
                   April  30,  2002
================================================================================


DEAR FELLOW SHAREHOLDERS,

Since our last report, the markets were impacted by unforeseen public accounting issues along with two new variables the threat of future terrorist attacks and the potential of nuclear war-fueling investor worries. These catalysts and poor earnings combined to slow the economic recovery in the U.S. and dampen investor appetites.

This pessimism, coupled with a weakening dollar, strengthens the need for each investor to have access to excellent fundamental research and a well-defined asset allocation strategy that meets his or her long- and short-term investing objectives.

PUBLIC ACCOUNTING FALLOUT

The fallout from the Enron/Arthur Andersen accounting scandal has placed every company under a microscope.

We have retained PricewaterhouseCoopers to audit Gartmore Funds, while KPMG has responsibility for auditing Gartmore Global Investments. We're confident this approach provides you greater transparency in our accounting and business practices.

MARKET PERSPECTIVES-A NEW FEATURE

To provide you with additional investment insight, we are introducing a new feature in this report: Market Perspectives. In this section, which follows, we discuss the issues affecting the U.S. and global markets.

ENHANCED STATEMENTS-A FOCUS ON ASSET ALLOCATION

Asset allocation has taken center stage as the single most important step in building a stable portfolio and a solid financial future. Coupled with a long-term plan, asset allocation forms a diversified foundation and can help you manage investment risk while making the most of market movements.

The growing demand for greater asset allocation strategies highlights the fact that for many, mutual funds continue to be the preferred investment vehicle. Working in concert with your financial advisor/investment professional, you should consider re-evaluating your risk tolerance and time horizon to take advantage of every asset class.

That being said, this past March we introduced a revised quarterly statement that presents asset allocation and account information in an easy-to-view format. The first page of your Gartmore Funds Account Statement now provides a Portfolio Summary along with an Asset Allocation section.


[GRAPIC OMITTED]
PAUL  J.  HONDROS
President  &  CEO
Gartmore  Global  Investments

IMPROVED ACCESS TO INFORMATION

To make your account access easier, the Gartmore Funds Web site has been redesigned to provide you with quick links to fund performance and the monthly Market Review and Outlook.

Our quarterly shareholder newsletter, Investment Directions, offers you timely information on investment topics. Each issue supplies in-depth education along with fund highlights that present you with investment opportunities.

IMPLEMENTING YOUR ASSET ALLOCATION STRATEGY

Given the instability in the market, many investors are looking to manage their risk. With that in mind, we have a number of funds to help meet this objective, including the Gartmore Government Bond Fund, which was ranked number 3 (out of 108 funds) for the Intermediate U.S. Government Funds category, based on three-year performance ended March 28, 2002.(1)

The Gartmore Morley Capital Accumulation Fund is also providing a high degree of predictability, along with a consistent return. Offered in the IRA class and to qualified retirement and 403(b) plans, this fund is a solid choice as part of an investors tax-deferred strategy.

For investors looking to strengthen a core equity position, consider the Gartmore Total Return Fund. Co-managed by Chuck Bath, one of our most seasoned portfolio managers, and Bill Miller, who focuses on technology, this fund is ranked in the top 20% of the Lipper Multi-Cap Core Universe (362 funds) based on one-year performance ended March 28, 2002.(2) With an average of 135 holdings as of June 17,


                                                        2002 SEMIANNUAL REPORT 2

                                                                Look BEYOND.(SM)

================================================================================


2002 (subject to change), this fund is well diversified to take advantage of value as well as growth stocks.

EXPLORING  A  WIDE  RANGE  OF  ALTERNATIVES

Regardless of the investment style that is currently in favor, we offer many specialty funds that have performed well year-to-date and complement a core position. For example, our focus funds are a concentrated style of investing that can offer investors the potential for higher returns, albeit with higher risk.

The Gartmore U.S. Growth Leaders Fund, co-managed by Christopher Baggini, was ranked number 1 (out of 467 funds) for the Multi-Cap Growth Funds listed during the first quarter of 2002, based on one-year performance ended March 28, 2002.(3) This all-cap strategy focuses on 2030 of our managers best U.S. growth stock ideas and complements a core portfolio.

Launched on Dec. 28, 2001, the Gartmore Nationwide Leaders Fund is an all-cap, blended-style strategy that captures Chuck Bath's best growth and value securities selections. Bath uses a focused value style to multiply the impact of his best ideas.(4)

LOOK  TO  INTERNATIONAL  INVESTING

At a time when corporate earnings in developed countries are struggling to offset declining margins and increased competition, Emerging Markets are in an upward cycle. The Gartmore Emerging Markets Fund is ranked in the top 20% of funds in the Lipper Emerging Markets Fund Universe (199 funds), based on one-year performance ended March 28, 2002.(5)

The Gartmore Global Health Sciences Fund is ranked in the top 5% of funds in the Lipper Health Care Fund Universe (166 funds), based on one-year performance ended March 28, 2002.(6) This dynamic portfolio looks beyond U.S. borders and takes advantage of the sustained growth opportunities within the health-care equipment, biotechnology and pharmaceutical industries.

ENHANCING  OUR  EXECUTIVE  MANAGEMENT  TEAM

Last October we reported the addition of Young D. Chin as chief investment officer of Gartmore Global Investments. He has brought to Gartmore Funds experienced leadership and an emphasis on fundamental research and quantitative analysis. Young's skills are increasingly important as we work to deliver performance and ensure portfolio stability in these volatile markets and uncertain times.

On May 23, 2002, D. Bruce Johnston was named president and chief executive officer of Gartmore Global Investments, overseeing U.S. operations and distribution.

I will continue as president of the Gartmore Group family of advisers, enabling me to focus on developing and expanding our global products and services that will meet your investment needs.

Bruce is a high-caliber, dynamic executive who is well respected in the industry for his track record and skills in implementing successful retail and institutional product distribution programs. With a 25-year history in key management positions for leading U.S. asset management companies, Bruce is an excellent complement to our London-based international CEO, Glyn Jones.

This is an important step in our plan to ensure that Gartmore Funds is well positioned to address your future investment goals. Although I am turning my attention to the global arena, I will remain a shareholder. I also will work closely with Bruce and continue to represent and serve you as a member of the Board of Trustees.

/s/ PAUL  J.  HONDROS
President  &  CEO
Gartmore  Global  Investments


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. There can be no assurance that the investment objective of any fund will be achieved.

1. Ranked by Lipper, Inc. based on annualized total returns. Fund was ranked 29 of 122 and 35 of 125 for the one-year and since inception periods, respectively, as of March 28, 2002. Inception: May 11, 1998.
2. Ranked by Lipper, Inc. based on annualized total returns. Fund was ranked in the top 20% of 362, 83% of 254 and 70% of 396 for the one-year, three-year and since inception periods, respectively, as of March 28, 2002.
     Inception: May 11, 1998.
3. The Wall Street Journal Mutual Funds Quarterly Review, April 8, 2002. Ranked by Lipper, Inc. based on annualized total returns. Inception: June 30, 2000.
4. Multiplier effect will apply to both positive and negative price movement. Formerly the Gartmore U.S. Leaders Fund.
5. Ranked by Lipper, Inc. based on annualized total returns. Inception: Sept. 1, 2000.
6. Ranked by Lipper, Inc. based on annualized total returns. Inception: Dec. 28, 2000.


                                                        2002 SEMIANNUAL REPORT 3

[GRAPHIC OMITTED]  MARKET  PERSPECTIVES
                   April  30,  2002
================================================================================


Amid signs of a global recovery, economically-sensitive Emerging Markets led the field, outpacing the S&P 500 Index by more than 35% from Oct. 31, 2001, through April 30, 2002.

In addition to Emerging Markets stocks, investors also favored companies that produced solid earnings coupled with low P/E ratios. Large-cap value stocks beat largecap growth stocks by 11% during the period. Smallcap stocks, with more attractive valuations, beat largecap stocks by almost 17%.

========================================================
MAJOR INDEX PERFORMANCE
Oct. 31, 2002-April 30, 2002                   6 MONTHS
========================================================
S&P/IFCI EMERGING MARKETS COMPOSITE INDEX         37.89%
--------------------------------------------------------
Russell 2000 Value Index                          29.03%
--------------------------------------------------------
S&P MidCap 400 Index                              20.04%
--------------------------------------------------------
RUSSELL 2000 INDEX (small-cap)                    20.03%
--------------------------------------------------------
Russell 2000 Growth Index                         10.40%
--------------------------------------------------------
MSCI EAFE Small Cap Index                          9.84%
--------------------------------------------------------
RUSSELL 1000 VALUE INDEX (large-cap value)         8.87%
--------------------------------------------------------
CSFB Global High Yield Index                       7.57%
--------------------------------------------------------
Russell MidCap Growth Index                        6.97%
--------------------------------------------------------
MSCI EAFE Index                                    5.66%
--------------------------------------------------------
MSCI World Index                                   3.47%
--------------------------------------------------------
RUSSELL 1000 INDEX (large-cap)                     3.37%
--------------------------------------------------------
S&P 500 INDEX                                      2.31%
--------------------------------------------------------
Lehman Brothers Aggregate Bond Index              -0.01%
--------------------------------------------------------
Lehman Brothers Government/Credit Bond Index      -0.99%
--------------------------------------------------------
RUSSELL 1000 GROWTH INDEX (large-cap growth)      -2.13%
========================================================
Source: Zephyr StyleADVISOR(R).


LARGE-CAP  GROWTH:  EARNINGS  CONCERNS  AND
ACCOUNTING  ISSUES

Potential accounting issues hurt large-cap growth favorites such as General Electric Co., Tyco International Ltd. and International Business Machines Corp. In addition, slowing earnings growth hurt stocks in the health-care, information technology and telecommunications sectorswhich together comprise more than half of the Russell 1000 Growth Index.

Pharmaceutical stocks suffered due to generic competition and a slowdown in new product development. Information technology stocks declined amid news of weak capital spending and demand, as well as the sectors high P/E ratios. Telecommunications companies continued to struggle with heavy debt loads and weak cash flows that eroded earnings.

GLOBAL  RECOVERY  SIGNALS

Recovery signals included improving global industrial production as well as higher business and consumer confidence in Europe and the United States, along with several increases in the Organization for Economic Co-operation and Developments (OECD) leading indicator during the period. (The OECD tracks economic activity in the United States, Japan, Canada, Germany, France, Italy and the United Kingdom.)

In the United States, first-quarter economic growth rose to a much-stronger-than-anticipated 5.6%, and productivity increased to 8.4%.

[GRAPIC OMITTED]
YOUNG  CHIN
Chief  Investment  Officer
Gartmore  Global  Investments

IS THE RECOVERY SUSTAINABLE?

Expect a bumpy, U.S.-led global recovery driven by improving corporate earnings and consumer spending through 2002. Consumer spending is closely tied to employment levels. The unemployment level increased to 6% in April, but will begin to decrease as companies gain confidence in an improving economy. Capital spending will not be a major factor in driving economic growth during 2002, but it should follow the earnings recovery by year-end.

WHAT FACTORS MIGHT DISRUPT THE GLOBAL RECOVERY?

1. The Mideast and Pakistan-India turmoil or another major terrorist attack could severely disrupt the global recovery, driving up the cost of world trade.

2. Global recovery could also be hurt by problems in the United States, including the funding of a large current account deficit ($400 billion dollars annually), a weakening dollar, and high levels of corporate and consumer debt.

During April, the U.S. dollar weakened against the Euro due to the growing size of the trade deficit and lackluster


                                                        2002 SEMIANNUAL REPORT 4

                                                                Look BEYOND.(SM)

================================================================================


returns. If the U.S. dollar and stock market continue to fall, the U.S.s ability to finance the deficit by attracting foreign capital might be in jeopardy. However, with improving economic growth and profits, we believe that attracting foreign capital shouldnt be an issue this year.

Regarding debt levels, U.S. companies are focused on cutting costs, which should reduce debt needs. The consumer debt/income ratio has risen significantly in recent years, but this trend has been offset by an increase in assets. Overall, personal sector assets are still significantly greater than personal debt.

3. Rising oil prices could also hurt the recovery. A jump from $20 to $25 per barrel would increase U.S. inflation by 0.30% and decrease economic growth by the same rate. This wouldnt be that disruptive to the economy. However, an oil price of $30 per barrel, for at least a couple of months, would disrupt global growth.

4. Japan, the worlds second-largest economy, is suffering through its third recession in 10 years, and could impair global growth if its economy continues to contract. However, we believe that Japan will benefit from an improving global economy, greater exports to the United States, and lower inventory levels.

HOW WILL THE RECOVERY AFFECT EARNINGS?

S&P 500 Index operating profits should benefit from the Federal Reserves aggressive interest-rate reductions (the positive effects of these reduced borrowing costs usually take 12 months to be realized), and due to improved profit margins from lower costs and higher productivity. Although pricing will remain weak, revenues should rebound as demand and the economy improve.

In general, U.S. valuations are a neutral factor in the market. The S&P 500 Indexs P/E ratio has remained very high by historical standards (23 as of April
30), well above the historical average of 13.76.* However, in a low inflation and low-interest-rate environment, the market can support a higher P/E multiple. Moreover, earnings have been temporarily depressed by a high level of writeoffs. Once earnings improve, valuations will decline.

HOW  ARE  WE  POSITIONED  FOR  SHIFTING  MARKETS?

In  our  global  balanced  accounts,  we  are:

-    Overweighted  in  equities  versus  bonds.

-    Overweighted  in  the  more  cyclical  markets.

- Overweighted in U.S. and investment-grade bonds, particularly BBB-rated bonds.

Were overweighted in equities versus bonds in all balanced accounts because equities have greater price appreciation potential than bonds as profit news turns positive.

Anticipating ongoing global recovery, were also overweighted in the more cyclical markets, including the Pacific and Emerging Markets. Emerging Markets are experiencing greater investor confidence. This, coupled with the economic recovery and attractive valuation levels, is providing growth stimulus.

We reduced our overweight position in U.S. assets to increase allocations to Japan and to cash. This was based on a weaker dollar and poor U.S. earnings reports as well as high valuations in the telecommunications and technology sectors. Based on signs of a bottoming economy, we increased our exposure to Japanese equities. Since valuations are so low, any economic and/or profit improvements may result in significant increases in returns.

In the United Kingdom the most defensive market were underweighted, because its structure will likely cause it to underperform markets with heavier cyclical exposure. Conversely, European equities in balanced accounts are overweighted, because we believe they can increase from current valuation levels.

In the fixed-income allocation, were overweighted in U.S. bonds, with a neutral position in UK and Euro bonds and a short position in Japanese bonds. Investment grade bonds are emphasized, particularly BBB-rated bonds. With improving macroeconomic conditions and companies focused on strengthening balance sheets, we believe BBB-rated bonds offer the best value.

In our U.S.-only accounts, we are focused on consumer related securities and technology stocks with low valuations.

Based on strong consumer spending, were focused on the consumer discretionary sector (retail) and on consumer-driven industry groups, such as housing and home improvement retailers, within the sector.

Given the recent volatility within the technology sector, we remain focused on discovering growth opportunities coupled with low valuations.

For more information on specific funds, visit our Web site GARTMOREFUNDS.COM.


---------------
* The Supply of Stock Market Returns, Roger G. Ibbotson, Ph.D and Peng Chen, Ph.D., CFA, Ibbotson Associates, June 2001.

International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets. Small-cap stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.


                                                        2002 SEMIANNUAL REPORT 5

                   GARTMORE GROWTH FUND             Class A Shares symbol: NMFAX
                                                    Class B Shares symbol: NMFBX
[GRAPHIC OMITTED]                                   Class C Shares symbol: GCGRX
                                                    Class D Shares symbol: MUIGX
CORE  Series                           Institutional Service Class symbol: GWISX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 2.38%* versus -2.13% for the Russell 1000 Growth Index. For the trailing 12 months, the Fund returned -18.40%*, outperforming the Index, which returned -20.10%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

While signs of a recovery in the U.S. economy appeared stronger than expected, the markets rally was cut short by accounting scandals, weak earnings and nervous investors. U.S. stocks, particularly U.S. large-cap growth stocks, were hurt by questions surrounding accounting practices in light of the Enron scandal. Potential accounting issues hurt former market favorites such as General Electric Co. and International Business Machines Corp.

The stock market rewarded stocks that were most likely to benefit from an improving economy as well as those with low valuations (price/earnings ratios). The market also reacted favorably to companies displaying a high degree of disclosure and clarity in their financial reporting.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Funds top-performing sectors were consumer-related, with consumer discretionary (including retail and entertainment) and consumer staples (including beverages and alcohol) up 18%. Retailers such as Target Corp. (up 40%) and The Home Depot, Inc. (up 21%) benefited from signs of an improving economy. Consumer staples stocks such as Pepsi Bottling Group, Inc. (up 25%) advanced due to its sustainable earnings growth.

The Funds energy stocks were up 14% thanks to crude oil prices that rose to $28 per barrel. Stocks in the financial sector (up 5.5%) advanced as a result of lower interest rates, strong mortgage lending activity and robust consumer spending.

The information technology and telecommunication services holdings detracted from performance. Information technology stocks (down 3%) were hurt by weak demand and minimal corporate capital spending. Semiconductors were a bright spot, (up 12%) though, on investors anticipation of a recovering economy.

The telecommunication services industry (down 26.70%) plummeted because of weak demand for long-distance services and the rating agencies downgrade of WorldComs debt to junk status (which this Fund does not and has not owned).

HOW IS THE FUND POSITIONED?

The Fund will benefit from a recovery in both the economy and in corporate earnings. It is overweight in cyclical (economically sensitive) sectors such as consumer discretionary and materials. The Fund also slightly increased its position in energy stocks to benefit from rising oil prices (which are likely to remain relatively high throughout the summer months).

Our focus is on investing in companies demonstrating solid and unexpected earnings growth. In addition, we seek to avoid those companies that could suffer from accounting pitfalls. The Fund has pared down holdings in the information technology sector because of continued questions about the levels of corporate capital spending and overall demand in the short term.

PORTFOLIO  MANAGER:  CHRISTOPHER  BAGGINI,  CFA

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $385,863,791
APRIL  30,  2002

AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended April 30, 2002)

YEARS                                 1       5      10
=========================================================
Class A(1)  w/o SC(2)              -18.40%  -4.03%  4.01%
            w/SC(3)                -23.09%  -5.16%  3.40%
---------------------------------------------------------
Class B(1)  w/o SC(2)              -19.94%  -5.06%  3.45%
            w/SC(4)                -23.95%  -5.27%  3.45%
---------------------------------------------------------
Class C(1)  w/o SC(2)              -19.80%  -4.25%  3.89%
            w/SC(5)                -21.38%  -4.45%  3.79%
---------------------------------------------------------
Class D     w/o SC(2)              -18.17%  -3.86%  4.10%
            w/SC(6)                -21.85%  -4.74%  3.62%
---------------------------------------------------------
Institutional Service Class(1, 7)  -18.03%  -3.83%  4.12%
---------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6    A 4.50% front-end sales charge was deducted.

7    Not subject to any sales charges. See legend on first page of this report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]


Date       Class D  Russell 1000 Growth (Index)   CPI
30-Apr-92    9,550                       10,000  10,000
30-Apr-93   10,033                       10,440  10,323
30-Apr-94   10,898                       10,839  10,566
30-Apr-95   12,525                       12,965  10,889
30-Apr-96   15,353                       17,187  11,204
30-Apr-97   17,380                       20,979  11,484
30-Apr-98   24,886                       29,808  11,649
30-Apr-99   26,885                       37,715  11,914
30-Apr-00   28,329                       48,116  12,272
30-Apr-01   17,445                       32,598  12,681
30-Apr-02   14,275                       26,045  12,879


Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 1000 Growth is an unmanaged index of the growth securities of large U.S. companies included in the Russell 1000 Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                        2002 SEMIANNUAL REPORT 6

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================


GARTMORE GROWTH FUND

================================================================
COMMON STOCKS (101.4%)
================================================================

                                              SHARES      VALUE
================================================================
AEROSPACE / DEFENSE (3.7%)
L-3 Communications Holdings, Inc. (b)        34,790    4,445,466
Lockheed Martin Corp.                        88,500  $ 5,566,650
                                                     -----------
United Technologies Corp.                    55,800    3,915,486
                                                     -----------
                                                      13,927,602
                                                     -----------
================================================================
AIRLINES (0.7%)
Southwest Airlines                          138,500    2,522,085
                                                     -----------
================================================================
BANKS (5.4%)
Bank of America Corp.                        56,769    4,114,617
Charter One Financial, Inc.                  53,300    1,885,754
Citigroup, Inc.                             146,520    6,344,316
City National Corp.                          34,700    1,917,175
Merrill Lynch & Co., Inc.                    41,400    1,736,316
State Street Corp.                           45,400    2,320,394
Wells Fargo Co.                              40,920    2,093,058
                                                     -----------
                                                      20,411,630
                                                     -----------
================================================================
BROADCAST MEDIA / CABLE TELEVISION (3.6%)
AOL Time Warner, Inc. (b)                   111,800    2,126,436
Comcast Corp. (b)                            65,400    1,749,450
EchoStar Communications Corp.                77,000    2,094,400
Viacom, Inc. (b)                            164,600    7,752,660
                                                     -----------
                                                      13,722,946
                                                     -----------
BUILDING & CONSTRUCTION (0.5%)
Caterpillar, Inc.                            35,700    1,949,934
                                                     -----------
================================================================
BUSINESS SERVICES (1.4%)
eBay, Inc.                                   36,500    1,938,150
First Data Corp.                             24,400    1,939,556
Pitney Bowes, Inc.                           38,500    1,620,850
                                                     -----------
                                                       5,498,556
                                                     -----------
================================================================
CAPITAL GOODS (2.7%)
General Electric Co.                        325,300   10,263,215
                                                     -----------
================================================================
CHEMICALS (0.5%)
Praxair, Inc.                                33,900    1,935,690
                                                     -----------
================================================================
COMPUTER EQUIPMENT (4.0%)
Dell Computer Corp. (b)                     300,000    7,902,000
Lexmark International Group, Inc. Class A    90,000    5,380,200
Sun Microsystems, Inc. (b)                  239,340    1,957,801
                                                     -----------
                                                      15,240,001
                                                     -----------


                                            SHARES      VALUE
================================================================
COMPUTER SOFTWARE & SERVICES (8.1%)
Documentum, Inc.                             72,200    1,402,124
DST Systems, Inc.                            41,700  $ 2,060,814
                                                     -----------
================================================================
Electronic Arts, Inc. (b)                    69,000    4,074,450
Mercury Interactive Corp. (b)                52,800    1,967,856
Microsoft Corp. (b)                         279,700   14,617,122
Siebel Systems, Inc. (b)                    182,600    4,417,094
Symantec Corp.                               60,000    2,124,600
                                                     -----------
                                                      30,664,060
                                                     -----------
================================================================
CONGLOMERATES (0.6%)
Ingersoll Rand Co.                           42,000    2,097,900
                                                     -----------
================================================================
CONSUMER PRODUCTS (2.5%)
Gillette Co. (The)                           71,700    2,543,916
The Procter & Gamble Co.                     75,590    6,822,753
                                                     -----------
                                                       9,366,669
                                                     -----------
================================================================
DRUGS (13.4%)
AmerisourceBergen Corp.                      60,400    4,681,000
Amgen, Inc. (b)                              87,400    4,621,712
Cephalon, Inc. (b)                           67,700    3,969,928
IDEC Pharmaceuticals Corp. (b)               70,150    3,854,743
King Pharmaceuticals, Inc. (b)              213,900    6,703,626
Pfizer, Inc.                                500,000   18,175,000
Pharmacia Corp.                              94,000    3,875,620
Wyeth                                        97,079    5,533,503
                                                     -----------
                                                      51,415,132
                                                     -----------
================================================================
ELECTRONICS (1.4%)
KLA-Tencor Corp. (b)                         92,800    5,472,416
                                                     -----------
================================================================
FINANCIAL SERVICES (3.0%)
American Express Co.                         77,400    3,174,174
Capital One Financial Corp.                  69,300    4,150,377
Concord EFS, Inc. (b)                        67,000    2,118,801
Morgan Stanley Dean Witter & Co.             40,180    1,917,390
                                                     -----------
                                                      11,360,742
                                                     -----------
================================================================
FOOD & BEVERAGE (3.2%)
Anheuser-Busch Cos., Inc.                    57,949    3,071,297
Pepsi Bottling Group, Inc. (The)             75,000    2,148,000
PepsiCo, Inc.                               133,610    6,934,359
                                                     -----------
                                                      12,153,656
                                                     -----------


                                                        2002 SEMIANNUAL REPORT 7

Core Series        April 30, 2002 (Unaudited)
================================================================================


GARTMORE GROWTH FUND (Continued)

=======================================================================
COMMON STOCKS (continued)
=======================================================================

                                                 SHARES       VALUE
=======================================================================
HEALTHCARE (9.1%)
Anthem, Inc. (b)                                  70,200     4,787,640
Baxter International, Inc.                       118,000  $  6,714,200
Caremark Rx, Inc. (b)                            190,200     4,089,300
Express Scripts, Inc. Class A                     31,100     1,965,831
HCA Inc.                                          91,000     4,348,890
Johnson & Johnson                                110,000     7,024,600
St. Jude Medical, Inc. (b)                        50,000     4,160,500
UnitedHealth Group, Inc.                          19,000     1,668,390
                                                          -------------
                                                            34,759,351
                                                          -------------
=======================================================================
HOTELS / MOTELS (0.4%)
MGM Grand, Inc. (b)                               40,000     1,606,000
                                                          -------------
=======================================================================
INSURANCE (2.6%)
American International Group, Inc.                85,711     5,924,344
Travelers Property Casualty Corp. Class A (b)    211,913     3,939,463
                                                          -------------
                                                             9,863,807
                                                          -------------
=======================================================================
MANUFACTURING (0.6%)
Illinois Tool Works, Inc.                         29,120     2,099,552
                                                          -------------
=======================================================================
MORTGAGE / ASSET BACKED OBLIGATIONS (1.0%)
                                                          -------------
Fannie Mae                                        49,830     3,933,082
                                                          -------------
=======================================================================
OIL & GAS (2.7%)
Ashland, Inc.                                     41,600     1,698,528
ChevronTexaco Corp.                               45,100     3,910,621
Devon Energy Corp.                                27,200     1,341,232
Phillips Petroleum Co.                            29,200     1,746,452
Weatherford International, Inc. (b)               30,100     1,501,087
                                                          -------------
                                                            10,197,920
                                                          -------------
=======================================================================
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.                                  21,800     1,299,498
                                                          -------------
=======================================================================
RAILROADS (1.0%)
CSX Corp.                                        104,900     3,794,233
                                                          -------------
=======================================================================
RESTAURANTS (1.4%)
Applebee's International, Inc.                    51,300     2,002,752
Wendy's International, Inc.                       90,100     3,369,740
                                                          -------------
                                                             5,372,492
                                                          -------------
=======================================================================
RETAIL (10.8%)
Best Buy Co., Inc. (b)                           103,460     7,692,251
Costco Wholesale Corp. (b)                        50,000     2,010,000
Home Depot, Inc.                                 200,950     9,318,052
Hot Topic, Inc. (b)                               63,100     1,423,536
Office Depot, Inc.                               154,000     2,947,560
Target Corp.                                     200,000     8,730,000
TJX Cos., Inc.                                    36,700     1,599,386


                                                 SHARES        VALUE
=======================================================================
RETAIL (continued)
Wal-Mart Stores, Inc.                            134,297  $  7,501,830
                                                          -------------
                                                            41,222,615
                                                          -------------
=======================================================================
SEMICONDUCTORS (9.2%)
Applied Materials, Inc. (b)                      150,260     3,654,323
Intel Corp.                                      360,580    10,316,194
Intersil Holding Corp. (b)                       130,400     3,501,240
Marvel Technology Group Ltd. (b)                  75,000     2,700,000
National Semiconductor Corp. (b)                 117,800     3,713,056
NVIDIA Corp. (b)                                  50,000     1,740,500
Semtech Corp. (b)                                 92,600     2,961,348
Texas Instruments, Inc.                          117,000     3,618,810
Xilinx, Inc. (b)                                  71,600     2,703,616
                                                          -------------
                                                            34,909,087
                                                          -------------
=======================================================================
TELECOMMUNICATIONS (0.6%)
Verizon Communications, Inc.                      60,900     2,442,699
                                                          -------------
=======================================================================
TELECOMMUNICATIONS EQUIPMENT (4.3%)
Brocade Communications Systems, Inc. (b)         271,767     6,954,518
Cisco Systems, Inc. (b)                          637,780     9,343,477
                                                          -------------
                                                            16,297,995
                                                          -------------
=======================================================================
TRAVEL (1.2%)
Royal Caribbean Cruises Ltd.                     188,400     4,444,356
                                                          -------------
=======================================================================
UTILITIES (1.5%)
Dominion Resources, Inc.                          35,500     2,357,910
Duke Energy Corp.                                46,600      1,786,178
TXU Corp.                                        27,100      1,474,782
                                                          -------------
                                                             5,618,870
                                                          -------------

TOTAL COMMON STOCKS                                        385,863,791
                                                          -------------

TOTAL INVESTMENTS (COST $384,632,409) (A) - 101.4%         385,863,791

LIABILITIES IN EXCESS OF OTHER ASSETS-(1.4%)                (5,400,814)
                                                          -------------

NET ASSETS - 100.0%                                        380,462,977
                                                          =============


(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of
     securities as follows:
     Unrealized appreciation                              $ 30,548,263
     Unrealized depreciation                               (29,316,881)
                                                          -------------
     Net unrealized appreciation                          $  1,231,382
                                                          =============
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        2002 SEMIANNUAL REPORT 8

[GRAPHIC OMITTED]  GARTMORE LARGE CAP               Class A Shares symbol: NPVAX
                   VALUE FUND                       Class B Shares symbol: NLVBX
                                                    Class C Shares symbol: NLVAX
CORE Series                            Institutional Service Class symbol: NLVIX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 9.81%* versus 8.87% for the Russell 1000 Value Index. For the trailing 12 months, the Fund returned -4.88%*, underperforming its Index, which returned -3.91%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

Although the economy appeared to be recovering somewhat during the first quarter of 2002, the market still suffered the fallout from Enron-related accounting concerns. Despite this somewhat challenging environment, the Fund performed relatively well, benefiting from the outperformance of value versus growth. In fact, value outpaced growth by 11% for the six-month period, as measured by the Russell 1000 Value and Russell 1000 Growth indexes. The Funds performance continued to be driven by strong selection of holdings with attractive valuations, strong fundamentals and improving profitability.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Portfolio performance was driven by strong holdings in the financial, consumer discretionary, health care and utilities sectors. Financial names such as AmeriCredit Corp., GreenPoint Financial Corp. and North Fork Bancorp, Inc. were up an average of 80% during the six-month period. Top-contributing names in the consumer discretionary sector included Lear Corp. (up 67%), AutoNation, Inc. (up 55%) and General Motors Corp. (up 55%). Health care holdings such as CIGNA Corp., UnitedHealth Group, Inc. and Tenet Healthcare Corp. also contributed to performance. These stocks were all up more than 27% during the six-month period.

Conversely, the portfolio struggled in the information technology, industrials and energy sectors. Industrial name Tyco International Ltd. faced a difficult environment as investors questioned its plans for restructuring its business. In the information technology arena, Lucent Technologies Inc. saw its shares come under pressure during the six-month period amid continued declines in capital spending.

HOW IS THE FUND POSITIONED?

While the economy is on stronger footing than it has been in recent quarters, we still maintain a prudent stance. Given this outlook, the Fund is positioned to participate in a recovering economic environment while searching for signals that the rebound could be slower than expected.

PORTFOLIO MANAGER: NORTHPOINTE CAPITAL, LLC SUBADVISER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $28,732,807
APRIL 30, 2002

YEARS                                   1   INCEPTION(1)
========================================================
Class A                 w/o SC(2)   -4.88%         3.65%
                        w/SC(3)    -10.38%         1.91%
--------------------------------------------------------
Class B                 w/o SC(2)   -5.63%         2.73%
                        w/SC(4)    -10.16%         1.92%
--------------------------------------------------------
Class C(5)              w/o SC(2)   -5.71%         2.77%
                        w/SC(6)     -7.58%         2.48%
--------------------------------------------------------
Institutional Service Class(7,8)    -1.62%        15.41%
--------------------------------------------------------

1    Fund commenced operations on November 2, 1998.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

8 On March 5, 2002 all shares in the class were redeemed. Returns presented are through March 5, 2002.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPIC OMITTED]

Date         Class A  Russell 1000 Value TR (Index)   CPI
02-Nov-1998     9425                          10000  10000
31-Oct-1999     9789                          11653  10256
31-Oct-2000    10581                          12295  10610
31-Oct-2001     9727                          10837  10835
30-Apr-2002    10681                          11798  10955

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 1000 Value is an unmanaged index of the value securities of large U.S. companies included in the Russell 1000 Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                        2002 SEMIANNUAL REPORT 9

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE  Series
================================================================================


GARTMORE LARGE CAP VALUE FUND

===========================================================================
COMMON STOCKS (97.3%)
===========================================================================

                                                  SHARES OR
                                               PRINCIPAL AMOUNT    VALUE
===========================================================================
AEROSPACE / DEFENSE (2.6%)
General Dynamics Corp.                                    2,600  $  252,434
Raytheon Co.                                              6,200     262,260
United Technologies Corp.                                 3,300     231,561
                                                                 ----------
                                                                    746,255
                                                                 ----------
===========================================================================
AIRLINES (0.7%)
AMR Corp. (b)                                             9,500     203,965
                                                                 ----------
===========================================================================
AUTO PARTS & EQUIPMENT (0.7%)
Lear Corp. (b)                                            3,600     185,076
                                                                 ----------
===========================================================================
AUTOMOBILES (1.3%)
General Motors Corp.                                      5,800     372,070
                                                                 ----------
===========================================================================
BANKS (12.5%)
Bank of America Corp.                                    11,900     862,512
Bank One Corp.                                           11,700     478,179
J.P. Morgan Chase & Co.                                   9,800     343,980
National City Corp.                                      10,800     336,960
North Fork Bancorp, Inc.                                  7,400     285,788
SouthTrust Corp.                                          9,900     264,132
UnionBanCal Corp.                                         4,000     193,600
Wachovia Corp.                                            9,700     368,988
Wells Fargo Co.                                           8,000     409,200
                                                                 ----------
                                                                  3,543,339
                                                                 ----------
===========================================================================
BEVERAGES - NON-ALCOHOLIC (0.8%)
PepsiCo, Inc.                                             4,500     233,550
                                                                 ----------
===========================================================================
BEVERAGES - WINE / SPIRITS (0.9%)
Constellation Brands, Inc. (b)                            4,300     259,720
                                                                 ----------
===========================================================================
BROADCAST MEDIA / CABLE TELEVISION (2.2%)
Liberty Media Corp. (b)                                  27,900     298,530
Viacom, Inc. Class B (b)                                  6,800     320,280
                                                                 ----------
                                                                    618,810
                                                                 ----------
===========================================================================
BUILDING - RESIDENTIAL / COMMERCIAL (0.8%)
Pulte Homes, Inc.                                         4,400     234,080
                                                                 ----------
===========================================================================
CAPITAL GOODS (1.4%)
Deere & Co.                                               4,900     219,324
Parker-Hannifin Corp.                                     3,400     169,830
                                                                 ----------
                                                                    389,154
                                                                 ----------
===========================================================================
CHEMICALS (1.4%)
Air Products & Chemicals, Inc.                            4,800     230,640
Cabot Corp.                                               6,000     178,800
                                                                 ----------
                                                                    409,440
                                                                 ----------
===========================================================================

                                                  SHARES OR
                                               PRINCIPAL AMOUNT    VALUE
===========================================================================
CHEMICALS & ALLIED PRODUCTS (0.8%)
Valspar Corp.                                             4,700  $  216,435
                                                                 ----------
===========================================================================
COMMUNICATION EQUIPMENT (1.2%)
Lucent Technologies, Inc.                                22,200     102,120
Motorola, Inc.                                           14,800     227,920
                                                                 ----------
                                                                    330,040
                                                                 ----------
===========================================================================
COMPUTER HARDWARE (1.2%)
International Business Machines Corp.                     4,100     343,416
                                                                 ----------
===========================================================================
COMPUTER SOFTWARE & SERVICES (1.6%)
Computer Associates International, Inc.                   8,400     156,240
Electronic Data Systems Corp.                             2,400     130,224
First Data Corp.                                          2,200     174,878
                                                                 ----------
                                                                    461,342
                                                                 ----------
===========================================================================
CONSUMER NON-CYCLICAL (1.2%)
Avon Products, Inc.                                       2,800     156,380
International Flavor and Fragrances, Inc.                 5,700     183,540
                                                                 ----------
                                                                    339,920
                                                                 ----------
===========================================================================
COSMETICS / TOILETRIES (2.4%)
Kimberly-Clark Corp.                                      3,500     227,920
Procter & Gamble Co.                                      5,200     469,352
                                                                 ----------
===========================================================================
                                                                    697,272
                                                                 ----------
DENTAL SUPPLIES & EQUIPMENT (0.8%)
DENTSPLY International, Inc.                              5,700     226,119
                                                                 ----------
===========================================================================
DIVERSIFIED MANUFACTURING OPERATIONS (0.8%)
3M Co.                                                    1,900     239,020
                                                                 ----------
===========================================================================
ELECTRICAL EQUIPMENT (0.7%)
Cooper Industries, Inc.                                   4,800     210,240
                                                                 ----------
===========================================================================
ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.4%)
Micron Technology, Inc. (b)                               4,500     106,650
                                                                 ----------
===========================================================================
FINANCIAL (0.7%)
Federated Investors, Inc.                                 6,000     192,360
                                                                 ----------
===========================================================================
FINANCIAL - INVESTMENT BANKER / BROKER (1.6%)
Bear Stearns Cos., Inc.                                   2,900     179,626
Morgan Stanley Dean Witter & Co.                          6,000     286,320
                                                                 ----------
                                                                    465,946
                                                                 ----------
===========================================================================


                                                       2002 SEMIANNUAL REPORT 10

==================================================================
COMMON STOCKS (continued)
==================================================================

                                         SHARES OR
                                      PRINCIPAL AMOUNT    VALUE
==================================================================
FINANCIAL / MISCELLANEOUS (9.3%)
American Express Co.                             8,100  $  332,181
AmeriCredit Corp. (b)                            5,400     209,628
Citigroup, Inc.                                 24,260   1,050,458
Countrywide Credit Industries, Inc.              4,600     214,866
Deluxe Corp.                                     4,800     210,624
Fannie Mae                                       4,900     386,757
GreenPoint Financial Corp.                       4,900     242,305
                                                        ----------
                                                         2,646,819
                                                        ----------
==================================================================
FINANCIAL SERVICES (1.3%)
Fidelity National Financial, Inc.                7,700     237,545
H&R Block, Inc.                                  3,500     140,420
                                                        ----------
                                                           377,965
                                                        ----------
==================================================================
FOODS (1.6%)
ConAgra, Inc.                                   10,000     245,000
Sara Lee Corp.                                  10,300     218,154
                                                        ----------
                                                           463,154
                                                        ----------
==================================================================
HEALTHCARE (1.6%)
Johnson & Johnson Co.                            3,500     223,510
Tenet Healthcare Corp. (b)                       3,000     220,110
                                                        ----------
                                                           443,620
                                                        ----------
==================================================================
INSTRUMENTS - SCIENTIFIC (0.6%)
Johnson Controls, Inc.                           2,000     172,500
                                                        ----------
==================================================================
INSURANCE (5.3%)
American International Group, Inc.               2,550     176,256
CIGNA Corp.                                      2,000     218,000
Lincoln National Corp.                           5,100     244,290
Old Republic International Corp.                 6,700     222,641
Torchmark Corp.                                  5,300     216,717
UnitedHealth Group, Inc.                         2,400     210,744
Unum Provident Corp.                             8,100     228,744
                                                        ----------
                                                         1,517,392
                                                        ----------
==================================================================
MEDICAL - DRUGS (2.3%)
Abbott Laboratories                              6,800     366,860
Merck & Co., Inc.                                5,300     288,002
                                                        ----------
                                                           654,862
                                                        ----------
==================================================================
MULTIMEDIA (2.3%)
Gannett Co., Inc.                                4,300     315,190
McGraw-Hill Cos., Inc. (The)                     3,600     230,364
Walt Disney Co. (The)                            5,000     115,900
                                                        ----------
                                                           661,454
                                                        ----------

                                         SHARES OR
                                      PRINCIPAL AMOUNT    VALUE
==================================================================
OIL & GAS (9.8%)
Amerada Hess Corp.                               2,700  $  207,576
                                                        ----------
==================================================================
Ashland, Inc.                                    4,900     200,067
ChevronTexaco Corp.                              7,000     606,970
Exxon Mobil Corp.                               31,600   1,269,372
Marathon Oil Corp.                               9,000     261,540
Sempra Energy                                    8,400     214,788
                                                        ----------
                                                         2,760,313
                                                        ----------
==================================================================
PAPER & FOREST PRODUCTS (0.8%)
Georgia Pacific Corp.                            8,000     231,840
                                                        ----------
==================================================================
PIPELINES (0.5%)
El Paso Corp.                                    3,600     144,000
                                                        ----------
==================================================================
RAILROADS (0.9%)
Union Pacific Corp.                              4,500     255,600
                                                        ----------
==================================================================
REAL ESTATE INVESTMENT TRUSTS (1.5%)
General Growth Properties, Inc.                  4,700     214,931
Mack-Cali Realty Corp.                           6,300     206,640
                                                        ----------
                                                           421,571
                                                        ----------
==================================================================
RESTAURANTS (1.6%)
Outback Steakhouse, Inc. (b)                     5,900     206,913
Tricon Global Restaurants, Inc. (b)              4,100     258,546
                                                        ----------
                                                           465,459
                                                        ----------
==================================================================
RETAIL (3.1%)
Albertson's, Inc.                                4,500     150,930
AutoNation, Inc. (b)                            14,100     225,600
Ross Stores, Inc.                                5,500     223,355
Sears, Roebuck & Co.                             5,400     284,850
                                                        ----------
                                                           884,735
                                                        ----------
==================================================================
SAVINGS / LOANS / THRIFTS (1.3%)
Washington Mutual, Inc.                          9,900     373,527
                                                        ----------
==================================================================
STEEL (0.8%)
Nucor Corp.                                      3,700     216,265
                                                        ----------
==================================================================
TECHNOLOGY (1.2%)
Storage Technology Corp. (b)                     8,100     166,698
Tech Data Corp. (b)                              3,600     170,424
                                                        ----------
                                                           337,122
                                                        ----------
==================================================================


                                                       2002 SEMIANNUAL REPORT 11

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002 (Unaudited)

CORE Series
==================================================================================


GARTMORE LARGE CAP VALUE FUND (Continued)

==================================================================================
COMMON STOCKS (continued)
==================================================================================

                                                       SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
==================================================================================
TELECOMMUNICATIONS (6.2%)
AT&T Corp.                                                    20,900  $   274,208
Bellsouth Corp.                                                9,000      273,150
SBC Communications, Inc.                                      14,700      456,582
Sprint Corp.                                                  15,100      239,335
Verizon Communications, Inc.                                  11,600      465,276
Worldcom, Inc. (b)                                            28,400       70,404
                                                                      ------------
                                                                        1,778,955
                                                                      ------------
==================================================================================
TOBACCO (1.4%)
Philip Morris Cos., Inc.                                       7,200      391,896
                                                                      ------------
==================================================================================
UTILITIES (5.2%)
Allegheny Energy, Inc.                                         5,800      243,136
Cinergy Corp.                                                  7,100      252,263
Consolidated Edison, Inc.                                      5,900      257,181
Edison International (b)                                      13,700      248,655
TXU Corp.                                                      5,300      288,426
Wisconsin Energy Corp.                                         7,700      200,200
                                                                      ------------
                                                                        1,489,861
                                                                      ------------
TOTAL COMMON STOCKS                                                    27,713,129
                                                                      ------------

MUTUAL FUNDS (2.0%)

iShares Russell 1000 Value Index Fund                         10,000      556,300
                                                                      ------------
TOTAL MUTUAL FUNDS                                                        556,300
                                                                      ------------


==================================================================================
REPURCHASE AGREEMENT (1.6%)
==================================================================================

                                                       SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
==================================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
     due 05/01/02, repurchase price $463,400
     (Fully collateralized by
     Freddie Mac Gold Securities)                  $         463,378  $   463,378

TOTAL REPURCHASE AGREEMENT                                                463,378
                                                                      ------------

TOTAL INVESTMENTS (COST $27,798,596) (A) - 100.9%                      28,732,807
                                                                      ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9%)                           (266,666)
                                                                      ------------
NET ASSETS - 100.0%                                                   $28,466,141
                                                                      ============

(a)  Represents cost for financial reporting
     purposes and differs from
     market value by unrealized appreciation
     (depreciation) of
     securities as follows:

     Unrealized appreciation                                          $ 2,811,774
     Unrealized depreciation                                           (1,877,563)
                                                                      ------------
     Net unrealized appreciation                                      $   934,211
                                                                      ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 12

[GRAPHIC OMITTED]  GARTMORE TOTAL RETURN FUND       Class A Shares symbol: NWFAX
                                                    Class B Shares symbol: NWFBX
                                                    Class C Shares symbol: GTRCX
                                                    Class D Shares symbol: MUIFX
CORE Series                            Institutional Service Class symbol: GTISX
================================================================================

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning 9.56%* versus 2.31% for the S&P 500 Index. For the trailing 12 months, the Fund returned -4.92%*, outperforming the Index, which returned -12.63%.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

Improved market performance broadened with more than 70% of the stocks within the S&P 500 Index reporting positive returns. The equal-weighted S&P 500 Index beat the capitalization-weighted index (one in which all stocks are weighted according to their market capitalization) by more than 12%.

Market performance was led by cyclical (economically-sensitive) stocks, small-capitalization stocks and stocks with low valuations. Cyclical stocks benefited from stronger-than-expected economic data. Small-cap stocks, which typically perform well when the economy is coming out of a recession, adhered to their historical trend in the first quarter; the Russell 2000 Value Index returned more than 9%. Value stocks beat growth stocks, because investors favored low-valuation stocks over high-valued growth stocks, particularly avoiding those with earnings issues.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

The Fund benefited from its overweighting in the more cyclical sectors, which gained following the release of positive data showing that economic growth was accelerating faster than expected. These cyclical sectors included consumer discretionary (up 39%), materials (up 18%) and industrial (up 27%).

Some of the strongest-performing stocks in the portfolio were smaller-cap stocks within these sectors, such as Maytag Corp. ($3.5 billion market cap), which was up 66%; Brunswick Corp. ($2.4 billion market cap), which was up 58%; and Black & Decker Corp. ($3.9 billion market cap), which was up 47%. The Fund also benefited from a relative underexposure to the weaker-performing telecommunications sector (down 22%), which continued to be hurt by extreme pricing pressure and excess capacity.

Technology stocks, with the exception of semiconductor stocks, detracted from the Funds returns (down 5%). Continuing concerns about capital spending hurt most tech stocks. However, semiconductor stocks outperformed with the news of a stronger economy. The Funds worst-performing stocks included International Business Machines Corp. Inc. and QUALCOMM Inc. Both of these technology holdings declined more than 20% during the quarter.

HOW IS THE FUND POSITIONED?

We expect smaller-capitalization and cyclical stocks to continue to outperform the market. We favor smaller-capitalization stocks, because their valuations are more attractive than those of large-cap stocks, and because they tend to perform well when the economy is coming out of a recession. The global economic recovery should continue to create strong demand for cyclical stocks. We believe the opportunities for smaller-capitalization and cyclical stocks will exist for some time, and will continue to position the portfolio to take advantage of them.

PORTFOLIO MANAGERS: CHARLES BATH, CFA AND WILLIAM MILLER

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $1,926,290,221

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN +
(For Periods Ended April 30, 2002)

YEARS                                 1       5      10
=========================================================
                        w/o SC(2)   -4.92%  7.27%  11.24%
Class A(1)              w/SC(3)    -10.39%  6.01%  10.58%
---------------------------------------------------------
                        w/o SC(2)   -5.73%  6.53%  10.85%
Class B(1)              w/SC(4)    -10.45%  6.27%  10.85%
---------------------------------------------------------
                        w/o SC(2)   -5.76%  7.15%  11.17%
Class C(1)              w/SC(5)     -7.62%  6.93%  11.06%
---------------------------------------------------------
                        w/o SC(2)   -4.74%  7.38%  11.29%
Class D                 w/SC(6)     -9.04%  6.40%  10.78%
---------------------------------------------------------
Institutional Service Class(1,7)    -4.74%  7.38%  11.29%
---------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6    A 4.50% front-end sales charge was deducted.

7    Not subject to any sales charges. See legend on first page of this report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class D  S&P 500 Index   CPI
30-Apr-1992     9550          10000  10000
30-Apr-1993    10026          10922  10323
30-Apr-1994    10656          11506  10566
30-Apr-1995    11685          13510  10889
30-Apr-1996    15382          17590  11204
30-Apr-1997    19502          22004  11484
30-Apr-1998    29031          31061  11649
30-Apr-1999    33267          37839  11914
30-Apr-2000    32435          41672  12272
30-Apr-2001    29234          36266  12681
30-Apr-2002    27848          31687  12879

Comparative performance of $10,000 invested in Class D shares of the Gartmore Total Return Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index
(CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expense, or sales charges.

(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 13

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE TOTAL RETURN FUND

=========================================================================
COMMON STOCKS (97.2%)
=========================================================================

                                              SHARES OR
                                           PRINCIPAL AMOUNT     VALUE
=========================================================================

AEROSPACE / DEFENSE (1.0%)
Boeing Co.                                          131,526  $  5,866,060
Goodrich (B.F.) Co.                                 305,000     9,735,600
United Technologies Corp.                            50,153     3,519,236
                                                             ------------
                                                               19,120,896
                                                             ------------
=========================================================================
AUTO PARTS & EQUIPMENT (0.2%)
Delphi Automotive Systems Corp.                     220,600     3,430,330
                                                             ------------
=========================================================================
BANKS (9.0%)
Bank of America Corp.                               175,500    12,720,240
Citigroup, Inc.                                     638,169    27,632,718
Fleet Boston Corp.                                  436,700    15,415,510
J.P. Morgan Chase & Co.                             198,572     6,969,877
Mellon Financial Corp.                              559,927    21,142,844
The Bank of New York Co., Inc.                      347,600    12,718,684
U.S. Bancorp                                      1,015,130    24,058,581
Wachovia Corp.                                      243,500     9,262,740
Washington Mutual, Inc.                             196,100     7,398,853
Wells Fargo Co.                                     701,693    35,891,596
                                                             ------------
                                                              173,211,643
                                                             ------------
=========================================================================
BROADCAST MEDIA / CABLE TELEVISION (0.4%)
Comcast Corp. (b)                                    88,200     2,359,350
Viacom, Inc. (b)                                    131,900     6,212,490
                                                             ------------
                                                                8,571,840
                                                             ------------
=========================================================================
BUSINESS SERVICES (0.2%)
NCR Corp. (b)                                       106,100     4,123,046
                                                             ------------
=========================================================================
CAPITAL GOODS (5.1%)
Cummins Engine, Inc.                                272,890    11,611,470
Deere & Co.                                          49,340     2,208,458
Dover Corp.                                         266,500     9,929,790
Eaton Corp.                                         316,950    26,817,140
Genuine Parts Co.                                   142,200     4,907,322
PACCAR, Inc.                                        218,300    15,601,901
Pall Corp.                                          570,673    11,869,998
Parker-Hannifin Corp.                               311,000    15,534,450
                                                             ------------
                                                               98,480,529
                                                             ------------
=========================================================================
CHEMICALS (2.3%)
Avery Dennison Corp.                                182,300    11,676,315
E.I. du Pont de Nemours & Co.                       161,465     7,185,193
Eastman Chemical Co.                                227,100    10,015,110
Ecolab, Inc.                                        274,600    12,057,686
Rohm & Haas Co.                                     107,400     3,985,614
                                                             ------------
                                                               44,919,918
                                                             ------------
=========================================================================
COMMUNICATION EQUIPMENT (0.3%)
Motorola, Inc.                                      375,154     5,777,372


                                              SHARES OR
                                           PRINCIPAL AMOUNT     VALUE
=========================================================================

COMPUTER EQUIPMENT (5.1%)
Compaq Computer Corp.                               555,250  $  5,635,788

Hewlett-Packard Co.                                 941,518    16,099,958
Intel Corp.                                       1,368,781    39,160,823
International Business Machines Corp.               337,922    28,304,347
Sun Microsystems, Inc. (b)                          980,694     8,022,077
                                                             ------------
                                                               97,222,993
                                                             ------------
=========================================================================
COMPUTER SOFTWARE & SERVICES (6.7%)
Automatic Data Processing, Inc.                     124,300     6,319,412
BMC Software, Inc. (b)                              552,740     7,992,620
Brocade Communications Systems, Inc. (b)            156,900     4,015,071
Cadence Design Systems, Inc. (b)                    231,200     4,734,976
Cisco Systems, Inc. (b)                           1,480,486    21,689,120
Dell Computer Corp. (b)                             460,950    12,141,423
Microsoft Corp. (b)                               1,156,012    60,413,187
Oracle Corp. (b)                                    830,000     8,333,200
PeopleSoft, Inc. (b)                                152,300     3,528,791
                                                             ------------
                                                              129,167,800
                                                             ------------
=========================================================================
CONGLOMERATES (2.5%)
3M Co.                                              205,500    25,851,900
Ingersoll Rand Co.                                  425,950    21,276,203
                                                             ------------
                                                               47,128,103
                                                             ------------
=========================================================================
CONSTRUCTION & BUILDING MATERIALS (3.0%)
Centex Corp.                                        299,850    16,881,555
Masco Corp.                                         901,100    25,320,910
Vulcan Materials Co.                                318,434    14,654,333
                                                             ------------
                                                               56,856,798
                                                             ------------
=========================================================================
CONSUMER PRODUCTS (5.2%)
Black & Decker Corp.                                573,000    27,893,640
Fortune Brands, Inc.                                351,800    18,385,068
Kimberly-Clark Corp.                                 62,900     4,096,048
Maytag Corp.                                        911,300    42,056,495
The Procter & Gamble Co.                             80,400     7,256,904
                                                             ------------
                                                               99,688,155
                                                             ------------
=========================================================================
CONTAINERS (1.1%)
Sealed Air Corp. (b)                                487,200    21,763,224
                                                             ------------
=========================================================================
DRUGS (5.3%)
Amgen, Inc. (b)                                     201,000    10,628,880
Merck & Co., Inc.                                   194,900    10,590,866
Pfizer, Inc.                                      1,525,375    55,447,381
Wyeth                                               437,200    24,920,400
                                                             ------------
                                                              101,587,527
                                                             ------------


                                                       2002 SEMIANNUAL REPORT 14

==========================================================================
COMMON STOCKS (continued)
==========================================================================

                                               SHARES OR
                                            PRINCIPAL AMOUNT     VALUE
==========================================================================
ELECTRICAL EQUIPMENT (1.4%)
Agilent Technologies Inc. (b)                        105,880  $  3,181,694
Cooper Industries, Inc.                              232,900    10,201,020
Grainger (W.W.), Inc.                                 37,300     2,091,411
Rockwell International Corp.                          49,637     1,065,706
SPX Corp. (b)                                         81,500    10,973,975
                                                              ------------
                                                                27,513,806
                                                              ------------
==========================================================================
ELECTRONICS (0.7%)
Altera Corp. (b)                                     195,770     4,025,032
Emerson Electric Co.                                  55,660     2,971,687
LSI Logic Corp. (b)                                  279,400     3,590,290
Teradyne, Inc. (b)                                   108,400     3,571,780
                                                              ------------
                                                                14,158,789
                                                              ------------
==========================================================================
FINANCIAL SERVICES (2.5%)
American Express Co.                                 168,300     6,901,983
John Hancock Financial Services, Inc.                137,300     5,299,780
MBNA Corp.                                           999,100    35,418,095
                                                              ------------
                                                                47,619,858
                                                              ------------
==========================================================================
FOOD & BEVERAGE (6.0%)
Anheuser-Busch Cos., Inc.                            713,100    37,794,300
Coca-Cola Co.                                         82,000     4,551,820
General Mills, Inc.                                  276,700    12,188,635
PepsiCo, Inc.                                        677,700    35,172,630
Philip Morris Cos., Inc.                             424,800    23,121,864
Tyson Foods, Inc., Class A                           180,900     2,536,218
                                                              ------------
                                                               115,365,467
                                                              ------------
==========================================================================
FURNITURE (0.8%)
Leggett & Platt, Inc.                                609,700    16,035,110
                                                              ------------
==========================================================================
HEALTHCARE (6.8%)
Abbott Laboratories                                   97,100     5,238,545
Boston Scientific Corp. (b)                          342,900     8,545,068
Guidant Corp. (b)                                     49,000     1,842,400
Johnson & Johnson                                    849,570    54,253,540
Manor Care, Inc. (b)                                 525,840    13,482,538
Medtronic, Inc.                                      255,800    11,431,702
St. Jude Medical, Inc. (b)                           330,200    27,475,942
Wellpoint Health Networks, Inc. (b)                   98,600     7,402,888
                                                              ------------
                                                               129,672,623
                                                              ------------
==========================================================================
INSURANCE (2.6%)
American International Group, Inc.                   409,175    28,282,176
MBIA, Inc.                                           132,400     7,140,332
The Chubb Corp.                                      181,300    13,905,710
                                                              ------------
                                                                49,328,218
                                                              ------------


                                               SHARES OR
                                            PRINCIPAL AMOUNT     VALUE
==========================================================================
LEISURE PRODUCTS (2.5%)
Brunswick Corp.                                    1,676,400  $ 47,257,716
                                                              ------------
==========================================================================
MANUFACTURING (1.4%)
Illinois Tool Works, Inc.                            368,600    26,576,060
                                                              ------------
==========================================================================
METALS & MINING (0.4%)
Alcoa, Inc.                                          131,328     4,469,092
Barrick Gold Corp.                                   189,700     3,807,279
                                                              ------------
                                                                 8,276,371
                                                              ------------
==========================================================================
MORTGAGE / ASSET BACKED OBLIGATIONS (4.0%)
Fannie Mae                                           968,500    76,443,705
                                                              ------------
==========================================================================
OIL & GAS (4.0%)
ChevronTexaco Corp.                                  182,837    15,853,796
Dynegy, Inc.                                          49,000       882,000
El Paso Corp.                                         49,000     1,960,000
Exxon Mobil Corp.                                    854,818    34,338,039
Nabors Industries, Inc. (b)                           76,000     3,461,800
Noble Drilling Corp. (b)                             112,800     4,889,880
Phillips Petroleum Co.                               132,400     7,918,844
Royal Dutch Petroleum Co.                            132,660     6,932,812
                                                              ------------
                                                                76,237,171
                                                              ------------
==========================================================================
PAPER & FOREST PRODUCTS (1.6%)
International Paper Co.                              355,673    14,735,532
Weyerhaeuser Co.                                     261,441    15,584,498
                                                              ------------
                                                                30,320,030
                                                              ------------
==========================================================================
PRINTING & PUBLISHING (0.7%)
Gannett Co., Inc.                                    181,100    13,274,630
                                                              ------------
==========================================================================
RAILROADS (2.3%)
CSX Corp.                                            484,200    17,513,514
Norfolk Southern Corp.                             1,253,100    26,853,933
                                                              ------------
                                                                44,367,447
                                                              ------------
==========================================================================
RESTAURANTS (0.2%)
McDonald's Corp.                                     117,700     3,342,680
                                                              ------------
==========================================================================
RETAIL (3.9%)
Costco Wholesale Corp. (b)                           100,100     4,024,020
Home Depot, Inc.                                     141,800     6,575,266
Lowe's Cos., Inc.                                     69,300     2,930,697
May Department Stores Co. (The)                      142,200     4,931,496
SYSCO Corp.                                          118,600     3,440,586
Target Corp.                                         670,000    29,245,500
Tiffany & Co.                                        329,900    13,113,525
Toys 'R' Us, Inc. (b)                                588,600    10,165,122
                                                              ------------
                                                                74,426,212
                                                              ------------


                                                       2002 SEMIANNUAL REPORT 15

                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE TOTAL RETURN FUND (Continued)


COMMON STOCKS (continued)
                                                        SHARES OR
                                                    PRINCIPAL AMOUNT        VALUE
======================================================================================
SEMICONDUCTORS (2.3%)
Applied Materials, Inc. (b)                                   416,900  $   10,139,008
Linear Technology Corp.                                       148,520       5,771,487
National Semiconductor Corp. (b)                               63,300       1,995,216
Novellus Systems, Inc. (b)                                    107,900       5,114,460
QLogic Corp. (b)                                               58,800       2,687,748
STMicroelectronics NV                                         264,700       8,150,113
Texas Instruments, Inc.                                       362,818      11,221,961
                                                                       ---------------
                                                                           45,079,993
                                                                       ---------------
======================================================================================
SERVICES (0.2%)
IMS Health, Inc.                                              150,000       3,091,500
                                                                       ---------------
======================================================================================
TELECOMMUNICATIONS (2.3%)
AT&T Corp.                                                    544,863       7,148,603
AT&T Wireless Services, Inc. (b)                              461,563       4,130,989
SBC Communications, Inc.                                      373,226      11,592,400
Verizon Communications, Inc.                                  509,594      20,439,814
                                                                       ---------------
                                                                           43,311,806
                                                                       ---------------
======================================================================================
UTILITIES (3.2%)
Dominion Resources, Inc.                                      453,500      30,121,470
Duke Energy Corp.                                             122,782       4,706,234
FirstEnergy Corp.                                             112,800       3,756,240
Reliant Energy, Inc.                                          112,800       2,862,864
TXU Corp.                                                     363,200      19,765,344
                                                                       ---------------
                                                                           61,212,152
                                                                       ---------------
TOTAL COMMON STOCKS                                                     1,863,961,518
                                                                       ---------------


======================================================================================
COMMERCIAL PAPER (3.2%)
======================================================================================

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT        VALUE
======================================================================================
Becton Dickinson & Co., 1.88%, 05/01/02             $      25,206,000  $   25,204,683
CVS Corp, 1.87%, 05/01/02                                  13,784,000      13,783,284
Johnson Controls, 1.95%, 05/01/02                          23,342,000      23,340,736
                                                                       ---------------

TOTAL COMMERCIAL PAPER                                                     62,328,703
                                                                       ---------------

TOTAL INVESTMENTS (COST $1,718,020,779)
(A) - 100.4%                                                            1,926,290,221

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4%)                             (7,803,164)
                                                                       ---------------
NET ASSETS - 100.0%                                                    $1,918,487,057
                                                                       ===============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                           $  366,878,897

     Unrealized depreciation                                             (158,609,455)
                                                                       ---------------

     Net unrealized appreciation                                       $  208,269,442
                                                                       ===============

     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 16

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
============================================================================================================================


                                                                          GARTMORE      GARTMORE LARGE CAP    GARTMORE TOTAL
                                                                        GROWTH FUND         VALUE FUND         RETURN FUND
============================================================================================================================
ASSETS:
Investments, at value (cost $384,632,409; $27,335,218 and
1,718,020,779; respectively)                                           $ 385,863,791   $        28,269,429   $ 1,926,290,221
Repurchase agreements, at cost                                                     -               463,378                 -
                                                                       --------------  --------------------  ----------------
     Total Investments                                                   385,863,791            28,732,807     1,926,290,221
                                                                       --------------  --------------------  ----------------
Cash                                                                             - -                   -                 895
Interest and dividends receivable                                            135,621                34,035         1,196,910
Receivable for investments sold                                            8,799,917               169,333                 -
Prepaid expenses and other assets                                             36,410                17,528           105,729
                                                                       --------------  --------------------  ----------------
     Total Assets                                                        394,835,739            28,953,703     1,927,593,755
                                                                       --------------  --------------------  ----------------
LIABILITIES:
Payable to custodian                                                         358,123                     -                 -
Payable for investments purchased                                         13,524,938               448,522         7,279,020
Accrued expenses and other payables
   Investment advisory fees                                                  192,035                17,603           907,885
   Fund administration and transfer agent fees                               245,903                 6,009           562,474
   Distribution fees                                                           5,141                 6,337           103,968
   Administrative servicing fees                                               4,791                 3,384            78,264
   Other                                                                      41,831                 5,707           175,087
                                                                       --------------  --------------------  ----------------
     Total Liabilities                                                    14,372,762               487,562         9,106,698
                                                                       --------------  --------------------  ----------------
NET ASSETS                                                             $ 380,462,977   $        28,466,141   $ 1,918,487,057
                                                                       ==============  ====================  ================
REPRESENTED BY:
Capital                                                                $ 635,402,458   $        27,952,997   $ 1,885,069,032
Accumulated net investment income (loss)                                    (410,177)                1,111          (263,185)
Accumulated net realized gains (losses) on investment transactions      (255,760,686)             (422,178)     (174,588,232)
Net unrealized appreciation (depreciation) on investments                  1,231,382               934,211       208,269,442
                                                                       --------------  --------------------  ----------------
NET ASSETS                                                             $ 380,462,977   $        28,466,141   $ 1,918,487,057
                                                                       ==============  ====================  ================
NET ASSETS:
Class A Shares                                                         $   6,004,614   $        27,708,916   $   341,315,175
Class B Shares                                                             4,466,688               675,182        39,816,944
Class C Shares                                                                62,946                82,043           241,286
Class D Shares                                                           288,128,935                     -     1,472,798,817
Institutional Service Class Shares                                        81,799,794                     -        64,314,835
                                                                       --------------  --------------------  ----------------
Total                                                                  $ 380,462,977   $        28,466,141   $ 1,918,487,057
                                                                       ==============  ====================  ================
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                               996,061             2,644,287        18,641,376
Class B Shares                                                               788,553                65,263         2,222,242
Class C Shares                                                                11,103                 7,938            13,467
Class D Shares                                                            47,363,307                     -        80,964,368
Institutional Service Class Shares                                        13,433,294                     -         3,535,484
                                                                       --------------  --------------------  ----------------
Total                                                                     62,592,318             2,717,488       105,376,937
                                                                       ==============  ====================  ================
NET ASSET VALUE:
Class A Shares                                                         $        6.03   $             10.48   $         18.31
Class B Shares (a)                                                     $        5.66   $             10.35   $         17.92
Class C Shares (b)                                                     $        5.67   $             10.33   $         17.92
Class D Shares                                                         $        6.08   $                 -   $         18.19
Institutional Service Class Shares                                     $        6.09   $                 -   $         18.19
MAXIMUM OFFERING PRICE PER SHARE (100%/(100% - maximum sales charge)
   of net asset value adjusted to the nearest cent):
Class A Shares                                                         $        6.40   $             11.12   $         19.43
Class C Shares                                                         $        5.73   $             10.45   $         18.10
Class D Shares                                                         $        6.37   $                 -   $         19.05
                                                                       --------------  --------------------  ----------------
Maximum Sales Charge - Class A Shares                                           5.75%                 5.75%             5.75%
                                                                       ==============  ====================  ================
Maximum Sales Charge - Class C Shares                                           1.00%                 1.00%             1.00%
                                                                       ==============  ====================  ================
Maximum Sales Charge - Class D Shares                                           4.50%                    -              4.50%
                                                                       ==============  ====================  ================

(a)  For Class B Shares, the redemption price per share varies by length of time shares  are  held.
(b)  For  Class C Shares, the redemption price per share is reduced by 1.00% for shares  held  less  than  one  year.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 17

[GRAPHIC OMITTED]  STATEMENTS OF OPERATIONS
                   For the Six Months Ended April 30, 2002 (Unaudited)
CORE Series
=======================================================================================================================


                                                                      GARTMORE      GARTMORELARGE CAP    GARTMORE TOTAL
                                                                     GROWTH FUND       VALUE FUND         RETURN FUND
=======================================================================================================================
INVESTMENT INCOME:
Interest income                                                     $     40,125   $            1,792   $       320,713
Dividend income                                                        1,568,673              286,020        13,303,475
                                                                    -------------  -------------------  ----------------
     Total Income                                                      1,608,798              287,812        13,624,188
                                                                    -------------  -------------------  ----------------
EXPENSES:
Investment advisory fees                                               1,220,579              107,074         5,135,936
Fund administration and transfer agent fees                              606,293               30,612         1,827,424
Distribution fees Class A                                                  7,879               34,830           271,753
Distribution fees Class B                                                 23,256                3,008           196,713
Distribution fees Class C                                                    320                  377             1,073
Administrative servicing fees Class A                                        386               20,024            89,801
Administrative servicing fees Class D                                     45,753                   15           417,759
Registration and filing fees                                              19,301               11,181            35,111
Other                                                                     95,208                6,567           314,997
                                                                    -------------  -------------------  ----------------
     Total expenses before reimbursed expenses                         2,018,975              213,688         8,290,567
Expenses reimbursed                                                            -              (32,052)                -
                                                                    -------------  -------------------  ----------------
     Total Expenses                                                    2,018,975              181,636         8,290,567
                                                                    -------------  -------------------  ----------------
NET INVESTMENT INCOME (LOSS)                                            (410,177)             106,176         5,333,621
                                                                    -------------  -------------------  ----------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                 1,352,249             (211,150)      (56,445,830)
Net change in unrealized appreciation/depreciation on investments     10,022,029            2,841,765       205,725,758
                                                                    -------------  -------------------  ----------------
Net realized/unrealized gains (losses) on investments                 11,374,278            2,630,615       149,279,928
                                                                    -------------  -------------------  ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 10,964,101   $        2,736,791   $   154,613,549
                                                                    =============  ===================  ================

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 18

STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================


                                                                                                GARTMORE LARGE CAP
                                                                GARTMORE GROWTH FUND                VALUE FUND
                                                         =====================================  ==================
                                                          SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED
                                                           APRIL 30, 2002     OCTOBER 31,2001     APRIL 30, 2002
==================================================================================================================
                                                            (UNAUDITED)                            (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $        (410,177)  $     (2,097,299)  $         106,176
Net realized gains (losses) on investment transactions           1,352,249       (255,108,843)           (211,150)
Net change in unrealized appreciation/
     depreciation on investments                                10,022,029       (126,399,686)          2,841,765
                                                         ------------------  -----------------  ------------------
Change in net assets resulting from operations                  10,964,101       (383,605,828)          2,736,791
                                                         ------------------  -----------------  ------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                    -                  -            (136,546)
Net realized gains on investments                                        -         (2,006,636)         (1,135,583)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                    -                  -                (932)
Net realized gains on investments                                        -         (1,797,378)            (22,528)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                                    -                  -                (152)
Net realized gains on investments                                        -                  -              (2,825)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net investment income                                                    -                  -                   -
Net realized gains on investments                                        -       (174,823,280)                  -
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM:
Net investment income                                                    -                  -                   -
Net realized gains on investments                                        -                  -                  (4)
                                                         ------------------  -----------------  ------------------
Change in net assets from shareholder distributions                      -       (178,627,294)         (1,298,570)
                                                         ------------------  -----------------  ------------------
Change in net assets from capital transactions                 (26,012,317)       105,514,467          (1,449,966)
                                                         ------------------  -----------------  ------------------
Change in net assets                                           (15,048,216)      (456,718,655)            (11,745)
NET ASSETS:
Beginning of period                                            395,511,193        852,229,848          28,477,886
                                                         ------------------  -----------------  ------------------
End of period                                            $   380,462,977     $    395,511,193   $      28,466,141
                                                         ==================  =================  ==================

                                                         GARTMORE LARGE CAP
                                                            VALUE FUND           GARTMORE TOTAL RETURN FUND
                                                         =================  ======================================
                                                            YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          OCTOBER 31,2001     APRIL 30, 2002     OCTOBER 31, 2001
==================================================================================================================
                                                                               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $        320,847   $       5,333,621   $      11,410,443
Net realized gains (losses) on investment transactions         (1,875,966)        (56,445,830)       (103,499,360)
Net change in unrealized appreciation/
     depreciation on investments                               (4,552,381)        205,725,758        (411,441,787)
                                                         -----------------  ------------------  ------------------
Change in net assets resulting from operations                 (2,355,568)        154,613,549        (503,530,704)
                                                         -----------------  ------------------  ------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                            (275,397)           (554,898)           (412,052)
Net realized gains on investments                                       -                   -         (14,754,557)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                (935)                  -                   -
Net realized gains on investments                                       -                   -         (12,941,505)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                            (126) (a)                  -            (116) (a)
Net realized gains on investments                                       -                   -                   -
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net investment income                                                   -          (5,086,522)        (11,613,561)
Net realized gains on investments                                       -                   -        (565,315,187)
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM:
Net investment income                                             (36,611)        (87,708) (b)                  -
Net realized gains on investments                                       -                   -                   -
                                                         -----------------  ------------------  ------------------
Change in net assets from shareholder distributions              (313,069)         (5,729,128)       (605,036,978)
                                                         -----------------  ------------------  ------------------
Change in net assets from capital transactions                 (1,632,502)        125,729,470         565,367,391
                                                         -----------------  ------------------  ------------------
Change in net assets                                           (4,301,139)        274,613,891        (543,200,291)
NET ASSETS:
Beginning of period                                            32,779,025       1,643,873,166       2,187,073,457
                                                         -----------------  ------------------  ------------------
End of period                                            $     28,477,886   $   1,918,487,057   $   1,643,873,166
                                                         =================  ==================  ==================

(a)  For  the  period  from  March  1, 2001 (commencement of operations) through October  31,  2001.
(b)  For  the  period  from January 2, 2002 (commencement of operations) through April  30,  2002.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 19

[GRAPHIC OMITTED]  FINANCIAL  HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
Core Series
===============================================================================================================================


GARTMORE GROWTH FUND

                                                         INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                     ==========  ======================================  ======================================
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET         NET       UNREALIZED      TOTAL
                                       VALUE,    INVESTMENT      GAINS         FROM          NET         NET
                                     BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)    $    16.51       (0.02)        (0.47)       (0.49)           -          -               -
Year Ended October 31, 1999          $    16.02        0.01          2.64         2.65        (0.01)     (0.31)          (0.32)
Year Ended October 31, 2000          $    18.35       (0.08)        (0.84)       (0.92)           -      (2.44)          (2.44)
Year Ended October 31, 2001          $    14.99       (0.05)        (5.85)       (5.90)           -      (3.20)          (3.20)
Six Months Ended April 30, 2002
  (Unaudited)                        $     5.89       (0.01)         0.15         0.14            -          -               -

CLASS B SHARES
Period Ended October 31, 1998 (c)    $    16.51       (0.04)        (0.49)       (0.53)           -          -               -
Year Ended October 31, 1999          $    15.98       (0.06)         2.59         2.53            -      (0.31)          (0.31)
Year Ended October 31, 2000          $    18.20       (0.15)        (0.90)       (1.05)           -      (2.44)          (2.44)
Year Ended October 31, 2001          $    14.71       (0.10)        (5.87)       (5.97)           -      (3.20)          (3.20)
Six Months Ended April 30, 2002
  (Unaudited)                        $     5.54       (0.03)         0.15         0.12            -          -               -

CLASS C SHARES
Period Ended October 31, 2001 (d)    $     7.11       (0.03)        (1.53)       (1.56)           -          -               -
Six Months Ended April 30, 2002
  (Unaudited)                        $     5.55       (0.03)         0.15         0.12            -          -               -

CLASS D SHARES
Year Ended October 31, 1997          $    13.34        0.12          3.94         4.06        (0.12)     (0.96)          (1.08)
Year Ended October 31, 1998 (c)      $    16.32        0.03          2.32         2.35        (0.04)     (2.61)          (2.65)
Year Ended October 31, 1999          $    16.02        0.03          2.65         2.68        (0.03)     (0.31)          (0.34)
Year Ended October 31, 2000          $    18.36       (0.05)        (0.84)       (0.89)           -      (2.44)          (2.44)
Year Ended October 31, 2001          $    15.03       (0.03)        (5.86)       (5.89)           -      (3.20)          (3.20)
Six Months Ended April 30, 2002
  (Unaudited)                        $     5.94       (0.01)         0.15         0.14            -          -               -

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
  (Unaudited) (e)                    $     6.59       (0.01)        (0.49)       (0.50)           -          -               -

                                                                       RATIOS / SUPPLEMENTAL DATA
                                     =====================  ===================================================
                                                                                          RATIO
                                                                NET        RATIO         OF NET
                                       NET                    ASSETS         OF        INVESTMENT
                                      ASSET                   AT END      EXPENSES    INCOME (LOSS)
                                     VALUE,                     OF       TO AVERAGE    TO AVERAGE    PORTFOLIO
                                     END OF      TOTAL        PERIOD         NET           NET        TURNOVER
                                     PERIOD    RETURN (A)     (000S)       ASSETS        ASSETS         (B)
===============================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)    $ 16.02   (2.97%) (f)  $     2,830    1.11% (g)    (0.38%) (g)      38.61%
Year Ended October 31, 1999          $ 18.35   16.85%       $     7,654    1.04%        (0.02%)          35.18%
Year Ended October 31, 2000          $ 14.99   (6.43%)      $     9,234    1.04%        (0.52%)         163.52%
Year Ended October 31, 2001          $  5.89  (47.33%)      $     5,268    1.33%        (0.60%)         210.72%
Six Months Ended April 30, 2002
  (Unaudited)                        $  6.03    2.38%  (f)  $     6,005    1.20% (g)    (0.42%) (g)     131.42%

CLASS B SHARES
Period Ended October 31, 1998 (c)    $ 15.98   (3.21%) (f)  $     1,557    1.88% (g)    (1.16%) (g)      38.61%
Year Ended October 31, 1999          $ 18.20   16.12%       $     6,210    1.79%        (0.76%)          35.18%
Year Ended October 31, 2000          $ 14.71   (7.30%)      $     8,180    1.80%        (1.28%)         163.52%
Year Ended October 31, 2001          $  5.54  (49.10%)      $     4,288    2.12%        (1.36%)         210.72%
Six Months Ended April 30, 2002
  (Unaudited)                        $  5.66    2.17%  (f)  $     4,467    1.94% (g)    (1.16%) (g)     131.42%

CLASS C SHARES
Period Ended October 31, 2001 (d)    $  5.55  (21.94%) (f)  $        58    2.27% (g)    (1.41%) (g)     210.72%
Six Months Ended April 30, 2002
  (Unaudited)                        $  5.67    2.16%  (f)  $        63    1.94% (g)    (1.17%) (g)     131.42%

CLASS D SHARES
Year Ended October 31, 1997          $ 16.32   32.12%       $   818,124    0.64%         0.81%           45.07%
Year Ended October 31, 1998 (c)      $ 16.02   15.94%       $   914,178    0.73%         0.19%           38.61%
Year Ended October 31, 1999          $ 18.36   17.07%       $ 1,014,687    0.80%         0.19%           35.18%
Year Ended October 31, 2000          $ 15.03   (6.23%)      $   834,816    0.83%        (0.30%)         163.52%
Year Ended October 31, 2001          $  5.94  (47.07%)      $   385,898    1.10%        (0.38%)         210.72%
Six Months Ended April 30, 2002
  (Unaudited)                        $  6.08    2.36%  (f)  $   288,129    0.97% (g)    (0.17%) (g)     131.42%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
  (Unaudited) (e)                    $  6.09   (7.59%) (f)  $    81,800    0.91% (g)    (0.27%) (g)     131.42%

(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through April 30, 2002.
(f)  Not annualized.
(g)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 20

GARTMORE LARGE CAP VALUE FUND
===============================================================================================================================


                                                          INVESTMENT ACTIVITIES                      DISTRIBUTIONS
                                     ==========  ======================================  ======================================
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED
                                       VALUE,        NET         GAINS         TOTAL
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM          NET         NET
                                         OF        INCOME          ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
===============================================================================================================================

CLASS A SHARES
Period Ended October 31, 1999 (d)    $    10.00        0.07          0.32         0.39        (0.07)         -           (0.07)
Year Ended October 31, 2000          $    10.32        0.15          0.67         0.82        (0.14)     (0.04)          (0.18)
Year Ended October 31, 2001          $    10.96        0.10         (0.98)       (0.88)       (0.10)         -           (0.10)
Six Months Ended April 30, 2002
  (Unaudited)                        $     9.98        0.05          0.91         0.96        (0.05)     (0.41)          (0.46)

CLASS B SHARES
Period Ended October 31, 1999 (d)    $    10.00       (0.02)         0.27         0.25        (0.01)         -           (0.01)
Year Ended October 31, 2000          $    10.24        0.07          0.68         0.75        (0.11)     (0.04)          (0.15)
Year Ended October 31, 2001 (e)      $    10.84        0.02         (0.98)       (0.96)       (0.02)         -           (0.02)
Six Months Ended April 30, 2002
  (Unaudited)                        $     9.86        0.02          0.90         0.92        (0.02)     (0.41)          (0.43)

CLASS C SHARES
Period Ended October 31, 2001 (f)    $    11.21        0.02         (1.34)       (1.32)       (0.04)         -           (0.04)
Six Months Ended April 30, 2002
  (Unaudited)                        $     9.85        0.01          0.90         0.91        (0.02)     (0.41)          (0.43)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (d)    $    10.00        0.08          0.33         0.41        (0.06)         -           (0.06)
Year Ended October 31, 2000          $    10.35        0.16          0.67         0.83        (0.16)     (0.04)          (0.20)
Year Ended October 31, 2001          $    10.98        0.12         (0.98)       (0.86)       (0.09)         -           (0.09)
Period Ended April 30, 2002
  (Unaudited) (g)                    $    10.03        0.06          1.04         1.10        (0.03)     (0.41)          (0.44)


                                                                           RATIOS / SUPPLEMENTAL DATA
                                     =====================  ============================================================
                                                                                     RATIO OF
                                                                                        NET         RATIO
                                                              NET       RATIO OF    INVESTMENT        OF
                                       NET                   ASSETS     EXPENSES   INCOME (LOSS)   EXPENSES
                                      ASSET                  AT END        TO           TO            TO
                                     VALUE,      TOTAL         OF        AVERAGE      AVERAGE      AVERAGE    PORTFOLIO
                                     END OF      RETURN      PERIOD        NET          NET          NET       TURNOVER
                                     PERIOD       (A)        (000S)      ASSETS       ASSETS      ASSETS (B)     (C)
========================================================================================================================

CLASS A SHARES
Period Ended October 31, 1999 (d)    $ 10.32    3.86%  (h)  $ 25,883    1.15% (i)      0.85% (i)   1.87% (i)     120.94%
Year Ended October 31, 2000          $ 10.96    8.09%       $ 30,726    1.15%          1.47%       1.77%          88.41%
Year Ended October 31, 2001          $  9.98   (8.07%)      $ 27,824    1.15%          0.96%       1.64%         156.09%
Six Months Ended April 30, 2002
  (Unaudited)                        $ 10.48    9.81%  (h)  $ 27,709    1.25% (i)      0.76% (i)   1.47% (i)      37.27%

CLASS B SHARES
Period Ended October 31, 1999 (d)    $ 10.24    2.50%  (h)  $    155    1.90% (i)      0.13% (i)   5.34% (i)     120.94%
Year Ended October 31, 2000          $ 10.84    7.42%       $    408    1.90%          0.70%       3.56%          88.41%
Year Ended October 31, 2001 (e)      $  9.86   (8.84%)      $    528    1.90%          0.21%       3.24%         156.09%
Six Months Ended April 30, 2002
  (Unaudited)                        $ 10.35    9.46%  (h)  $    675    1.96% (i)      0.04% (i)   2.25% (i)      37.27%

CLASS C SHARES
Period Ended October 31, 2001 (f)    $  9.85  (11.82%) (h)  $     58    1.90% (i)      0.11% (i)   3.94% (i)     156.09%
Six Months Ended April 30, 2002
  (Unaudited)                        $ 10.33    9.41%  (h)  $     82    1.97% (i)      0.01% (i)   2.21% (i)      37.27%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (d)    $ 10.35    4.05%  (h)  $    755    1.00% (i)      0.77% (i)   4.21% (i)     120.94%
Year Ended October 31, 2000          $ 10.98    8.20%       $  1,645    1.00%          1.56%       1.64%          88.41%
Year Ended October 31, 2001          $ 10.03   (7.86%)      $     68    1.00%          1.03%       1.44%         156.09%
Period Ended April 30, 2002
  (Unaudited) (g)                    $ 10.69   11.26%  (h)  $     -     0.97% (i)      1.62% (i)   1.39% (i)      37.27%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(h)  Not annualized.
(i)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 21

[GRAPHIC OMITTED]  FINANCIAL  HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
CORE Series
===============================================================================================================================


GARTMORE TOTAL RETURN FUND

                                                          INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                     ==========  ======================================  ======================================
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED
                                       VALUE,        NET         GAINS         TOTAL
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM          NET         NET
                                         OF        INCOME          ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)    $    29.94        0.06          0.38         0.44        (0.08)         -           (0.08)
Year Ended October 31, 1999          $    30.30        0.17          2.84         3.01        (0.11)     (0.49)          (0.60)
Year Ended October 31, 2000          $    32.71        0.16          0.14         0.30        (0.17)     (2.04)          (2.21)
Year Ended October 31, 2001          $    30.80        0.08         (5.66)       (5.58)       (0.10)     (8.37)          (8.47)
Six Months Ended April 30, 2002
   (Unaudited)                       $    16.75        0.03          1.57         1.60        (0.04)         -           (0.04)

CLASS B SHARES
Period Ended October 31, 1998 (c)    $    29.94           -          0.27         0.27        (0.03)         -           (0.03)
Year Ended October 31, 1999          $    30.18       (0.03)         2.79         2.76            -      (0.49)          (0.49)
Year Ended October 31, 2000          $    32.45       (0.06)         0.13         0.07            -      (2.04)          (2.04)
Year Ended October 31, 2001          $    30.48       (0.06)        (5.65)       (5.71)           -      (8.37)          (8.37)
Six Months Ended April 30, 2002
   (Unaudited)                       $    16.40       (0.02)         1.54         1.52            -          -               -

CLASS C SHARES
Period Ended October 31, 2001 (d)    $    19.12       (0.03)        (2.68)       (2.71)       (0.01)         -           (0.01)
Six Months Ended April 30, 2002
   (Unaudited)                       $    16.40       (0.03)         1.55         1.52            -          -               -

CLASS D SHARES
Year Ended October 31, 1997          $    20.41        0.31          7.44         7.75        (0.31)     (1.28)          (1.59)
Year Ended October 31, 1998 (c)      $    26.57        0.30          6.23         6.53        (0.30)     (2.54)          (2.84)
Year Ended October 31, 1999          $    30.26        0.25          2.82         3.07        (0.24)     (0.49)          (0.73)
Year Ended October 31, 2000          $    32.60        0.23          0.12         0.35        (0.24)     (2.04)          (2.28)
Year Ended October 31, 2001          $    30.67        0.13         (5.65)       (5.52)       (0.14)     (8.37)          (8.51)
Six Months Ended April 30, 2002
   (Unaudited)                       $    16.64        0.06          1.55         1.61        (0.06)         -           (0.06)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
   (Unaudited) (e)                   $    18.18        0.03             -         0.03        (0.02)         -           (0.02)

                                                                      RATIOS / SUPPLEMENTAL DATA
                                     =====================  ===============================================
                                                                                     RATIO OF
                                                                                        NET
                                                                           RATIO    INVESTMENT
                                                                NET         OF        INCOME
                                       NET                    ASSETS     EXPENSES     (LOSS)
                                      ASSET                     AT          TO          TO
                                     VALUE,      TOTAL        END OF      AVERAGE     AVERAGE    PORTFOLIO
                                     END OF      RETURN       PERIOD        NET         NET       TURNOVER
                                     PERIOD       (A)         (000S)      ASSETS      ASSETS        (B)
===========================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)    $ 30.30     1.48% (f)  $    19,746  1.00% (g)    0.54% (g)      13.47%
Year Ended October 31, 1999          $ 32.71    10.05%      $    54,223  0.96%        0.53%          13.88%
Year Ended October 31, 2000          $ 30.80     1.25%      $    54,537  0.98%        0.54%          90.01%
Year Ended October 31, 2001          $ 16.75   (23.34%)     $   149,086  1.15%        0.32%          71.36%
Six Months Ended April 30, 2002
   (Unaudited)                       $ 18.31     9.56% (f)  $   341,315  1.14% (g)    0.25% (g)      17.77%

CLASS B SHARES
Period Ended October 31, 1998 (c)    $ 30.18     0.90% (f)  $    13,493  1.75% (g)   (0.20%)(g)      13.47%
Year Ended October 31, 1999          $ 32.45     9.22%      $    44,994  1.72%       (0.21%)         13.88%
Year Ended October 31, 2000          $ 30.48     0.48%      $    47,293  1.73%       (0.20%)         90.01%
Year Ended October 31, 2001          $ 16.40   (24.19%)     $    36,241  1.85%       (0.30%)         71.36%
Six Months Ended April 30, 2002
   (Unaudited)                       $ 17.92     9.27% (f)  $    39,817  1.81% (g)   (0.29%)(g)      17.77%

CLASS C SHARES
Period Ended October 31, 2001 (d)    $ 16.40  (14.16%) (f)  $       175  1.89% (g)   (0.45%)(g)      71.36%
Six Months Ended April 30, 2002
   (Unaudited)                       $ 17.92    9.27%  (f)  $       241  1.81% (g)   (0.34%)(g)      17.77%

CLASS D SHARES
Year Ended October 31, 1997          $ 26.57   40.17%       $ 1,448,422  0.60%        1.32%          14.94%
Year Ended October 31, 1998 (c)      $ 30.26   25.73%       $ 2,172,101  0.66%        1.00%          13.47%
Year Ended October 31, 1999          $ 32.60   10.27%       $ 2,443,493  0.73%        0.78%          13.88%
Year Ended October 31, 2000          $ 30.67    1.40%       $ 2,085,243  0.78%        0.74%          90.01%
Year Ended October 31, 2001          $ 16.64  (23.22%)      $ 1,458,371  0.89%        0.64%          71.36%
Six Months Ended April 30, 2002
   (Unaudited)                       $ 18.19    9.67%  (f)  $ 1,472,799  0.86% (g)    0.66% (g)      17.77%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended April 30, 2002
   (Unaudited) (e)                   $ 18.19    0.19%  (f)  $    64,315  0.81% (g)    0.50% (g)      17.77%

(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through April 30, 2002.
(f)  Not annualized.
(g)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 22

[GRAPHIC OMITTED]  GARTMORE INVESTOR                Class A Shares symbol: NDAAX
                   DESTINATIONS AGGRESSIVE FUND     Class B Shares symbol: NDABX
                                                    Class C Shares symbol: NDACX
CORE Series                                          Service Class symbol: NDASX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed, returning 6.71%* versus 3.32% for a composite of 65% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 5% Lehman Brothers Aggregate Bond Index. The returns for those indexes were 2.31%, 5.66% and -0.01%, respectively. For the trailing 12 months, the Fund returned -8.18%*, outperforming the composite, which returned -11.82% for the same period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

During the six-month period, stocks moderately bounced back from post-Sept. 11 lows. Economic growth was much more solid during the first quarter of 2002 than it was in the fourth quarter of last year. Much of that growth came from corporations restocking their inventories, which did not help sales. However, stronger economic growth should ultimately translate into increased demand and higher sales.

The most recent economic data suggests that a recovery has begun in Continental Europe, where German and French industrial production rose strongly during the period. Japan also showed slow signs of economic growth as exports and industrial production rose early in the year. Favorable credit trends in the U.S. municipal bond sector were tempered somewhat, although credit quality remained strong. Municipals continue to represent a safe investment and offer compelling value for higher-income investors.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Sector performance (as represented by the broad-based Russell 3000 Index) was mixed. Economically sensitive sectors such as materials and consumer discretionary gained, while telecommunications, technology and health care stocks fell on concerns regarding future earnings growth. International markets performed strongly at the end of 2001. While this trend was tempered early in 2002, EAFE markets still performed strongly during the six-month period.

Performance in the corporate fixed-income markets varied greatly among sectors. Cyclicals such as airlines, automobiles and paper enjoyed narrower spreads and lower yields (and rising prices). Troubles intensified in the telecommunications sector as weak cash flows and high leverage raised investor concerns.

HOW IS THE FUND POSITIONED?

The Fund will continue to pursue its goal of growth of capital, maintaining a target allocation of 40% large-cap stocks, 30% international stocks, 15% mid-cap stocks, 10% small-cap stocks and 5% bonds.

PORTFOLIO MANAGER: THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS AND RESEARCH ANALYSTS FROM GARTMORE MUTUAL FUND
CAPITAL  TRUST.

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $48,594,307
APRIL  30,  2002

AVERAGE  ANNUAL  TOTAL  RETURN

(For  Periods  Ended  April  30,  2002)

YEARS                   1     INCEPTION(1)
==========================================
Class A   w/o SC(2)   -8.18%       -10.49%
          w/SC(3)    -13.44%       -12.99%
------------------------------------------
Class B   w/o SC(2)   -8.91%       -11.11%
          w/SC(4)    -13.46%       -12.39%
------------------------------------------
Class C(5)w/o SC(2)   -8.91%       -11.11%
          w/SC(6)    -10.76%       -11.54%
------------------------------------------
Service Class(7)      -8.25%       -10.45%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on March 31, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 Performance for Class C shares is reflective of Class B shares. Actual performance diverges from Class B shares due to low asset levels and the brief operational period of Class C shares. These returns have been restated for Class C sales charges.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class A  Blended* LB Aggregate Bond  S&P 500  MSCI EAFE   CPI
31-Mar-2000     9425    10000              10000    10000      10000  10000
31-Oct-2000     8822     9349              10550     9599       8633  10169
31-Oct-2001     7011     7191              12085     7209       6503  10386
30-Apr-2002     7481     7429              12084     7375       6871  10500

*    LB Aggregate Bond (5%), S&P 500 (65%), MSCI EAFE (30%).

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.

(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.

(d) The Composite is a combination of 65% S&P 500, 30% MSCI EAFE, and 5% LB Aggregate Bond.

(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 23

[GRAPHIC OMITTED]   STATEMENT OF INVESTMENTS
                    April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

MUTUAL  FUNDS  (100.0%)

                                                       SHARES       VALUE
=============================================================================
EQUITY FUNDS (95.0%)
Nationwide International Index Fund,
  Institutional Class (b)                             2,198,537  $14,620,272
Nationwide Mid Cap Market Index Fund,
  Institutional Class (b)                               626,693    7,351,103
Nationwide S&P 500 Index Fund,
  Institutional Class (b)                             2,073,562   19,263,388
Nationwide Small Cap Index Fund,
  Institutional Class (b)                               493,762    4,917,865
                                                                 ------------
                                                                  46,152,628
                                                                 ------------


                                                       SHARES       VALUE
=============================================================================
FIXED INCOME FUNDS (5.0%)
Nationwide Bond Index Fund,
  Institutional Class (b)                               230,565  $ 2,441,679
                                                                 ------------

TOTAL MUTUAL FUNDS                                                48,594,307
                                                                 ------------
TOTAL INVESTMENTS (COST $48,114,174) (A) - 100.0%                 48,594,307

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                          19,779
                                                                 ------------

NET ASSETS - 100.0%                                              $48,614,086
                                                                 ============

(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of
     securities as follows:
     Unrealized appreciation                                     $ 1,870,812
     Unrealized depreciation                                      (1,390,679)
                                                                 ------------
     Net unrealized appreciation                                 $   480,133
                                                                 ============
     Aggregate cost for federal income tax purposes is
     substantially the same.
(b)  Investment in affiliate.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 24

[GRAPHIC OMITTED]  GARTMORE INVESTOR DESTINATIONS   Class A Shares symbol: NDMAX
                   MODERATELY AGGRESSIVE FUND       Class B Shares symbol: NDMBX
                                                    Class C Shares symbol: NDMCX
CORE Series                                          Service Class symbol: NDMSX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed, returning 5.59%* versus 2.86% for a composite of 55% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 20% Lehman Brothers Aggregate Bond Index. The returns for each of those indexes were 2.31%, 5.66% and -0.01%, respectively. For the trailing 12 months, the Fund returned -6.04%*, outperforming the composite, which returned -8.80% for the same period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

Stocks moderately bounced back from post-Sept. 11 lows during the six-month period. Increased consumption and depleting inventories spurred production as factory output increased for the first four months of the year. Motor vehicle production also jumped as automobile companies increased factory production to meet strong sales. In addition, technology output increased 8.1% since the beginning of the year.

Economic data suggests that a recovery has begun in Europe, spurring international markets. German and French industrial production rose strongly during the period, while Japan also showed some signs of economic growth as exports and industrial production rose early in the year.

In the fixed-income markets, favorable credit trends in the municipal sector were tempered somewhat, although credit quality remained strong. U.S. municipals continue to represent an investment offering compelling value for higher-income investors.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Sector performance (as represented by the broad-based Russell 3000 Index) was mixed. Economically sensitive sectors such as materials and consumer discretionary gained, while telecommunications, technology and health care stocks fell on concerns regarding future earnings growth. International markets performed strongly at the end of 2001. While this trend was tempered early in 2002, EAFE markets still performed strongly for the six-month period as compared to the U.S. equity and fixed-income markets.

Performance in the corporate fixed-income markets varied greatly among sectors. Cyclicals such as airlines, automobiles and paper enjoyed narrower spreads and lower yields. But troubles intensified in the telecommunications sector as reduced profit margins and high debt levels raised investor concerns.

HOW IS THE FUND POSITIONED?

The Fund will continue to pursue its goal of growth of capital, as well as income, while maintaining a target allocation of 35% large-cap stocks, 25% international stocks, 15% mid-cap stocks, 15% bonds, 5% small-cap stocks and 5% short-term investments.

PORTFOLIO MANAGER: THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS AND RESEARCH ANALYSTS FROM GARTMORE MUTUAL FUND CAPITAL TRUST.

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $71,593,686
APRIL  30,  2002

YEARS                     1   INCEPTION(1)
==========================================
Class A   w/o SC(2)   -6.04%        -7.54%
          w/SC(3)    -11.40%       -10.13%
------------------------------------------
Class B   w/o SC(2)   -6.79%        -8.19%
          w/SC(4)    -11.44%        -9.51%
------------------------------------------
Class C(5)w/o SC(2)   -6.79%        -8.19%
          w/SC(6)     -8.65%        -8.63%
------------------------------------------
Service Class(7)      -6.13%        -7.51%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on March 31, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 Performance for Class C shares is reflective of Class B shares. Actual performance diverges from Class B shares due to low asset levels and the brief operational period of Class C shares. These returns have been restated for Class C sales charges.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class A  Blended* LB Aggregate Bond  S&P 500  MSCI EAFE   CPI
31-Mar-2000     9425    10000              10000    10000      10000  10000
31-Oct-2000     9040     9536              10550     9599       8633  10169
31-Oct-2001     7579     7832              12085     7209       6503  10386
30-Apr-2002     8003     8056              12084     7375       6871  10500

*    LB Aggregate Bond (20%), S&P 500 (55%), MSCI EAFE (25%).

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.

(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.

(d) The Composite is a combination of 55% S&P 500, 25% MSCI EAFE, and 20% LB Aggregate Bond.

(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 25

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE Series
====================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

===================================================================================
MUTUAL FUNDS (97.3%)
===================================================================================

                                                        SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
===================================================================================
EQUITY FUNDS (79.8%)
Nationwide International Index Fund,

  Institutional Class (b)                                   2,697,860  $17,940,767
Nationwide Mid Cap Market Index Fund,
  Institutional Class (b)                                     922,847   10,824,992
Nationwide S&P 500 Index Fund,
  Institutional Class (b)                                   2,671,867   24,821,645
Nationwide Small Cap Index Fund,
  Institutional Class (b)                                     363,550    3,620,954
                                                                       ------------
                                                                        57,208,358
                                                                       ------------
===================================================================================
FIXED INCOME FUNDS (17.5%)
Gartmore Morley Enhanced Income Fund,
  Institutional Class (b)                                     187,244    1,798,295
Nationwide Bond Index Fund,
  Institutional Class (b)                                   1,018,530   10,786,234
                                                                       ------------
                                                                        12,584,529
                                                                       ------------
TOTAL MUTUAL FUNDS                                                      69,792,887
                                                                       ============

===================================================================================
FIXED CONTRACT (2.5%)
===================================================================================

                                                        SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
===================================================================================
Nationwide Fixed Contract, 4.75% (b) (c)                    1,800,799  $ 1,800,799
                                                                       ------------

TOTAL FIXED CONTRACT                                                     1,800,799
                                                                       ------------

TOTAL INVESTMENTS (COST $70,956,060) (A) - 99.8%                        71,593,686

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                               128,626
                                                                       ------------
NET ASSETS - 100.0%                                                    $71,722,312
                                                                       ============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                           $ 2,191,289

     Unrealized depreciation                                            (1,553,663)
                                                                       ------------
     Net unrealized appreciation                                       $   637,626
                                                                       ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Investment in affiliate.

(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 26

[GRAPHIC OMITTED]  GARTMORE INVESTOR                Class A Shares symbol: NADMX
                   DESTINATIONS MODERATE FUND       Class B Shares symbol: NBDMX
                                                    Class C Shares symbol: NCDMX
CORE Series                                          Service Class symbol: NSDMX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed, returning 4.28%* versus 2.11% for a composite of 45% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index, and 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for each of those indexes were 2.31%, -0.01% and 5.66%, respectively. For the trailing 12 months, the Fund returned -3.41%*, outperforming the composite, which returned -4.68 for the same period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

Stocks bounced back from post-Sept. 11 lows, prompted by promising economic news. Increased consumption and depleting inventories spurred production as factory output increased for the first four consecutive months of the year. Motor vehicle production also jumped, as automobile companies increased factory production to meet continued strong sales. In addition, technology output has increased 8.1% since the beginning of the year. International markets were influenced by the positive economic news coming out of the United States.

The market greatly reduced its expectation for Fed interest-rate tightening, which resulted in Treasury yields declining substantially, particularly during April. This trend most strongly affected shorter maturities. The yield on the two-year note, a good barometer of the Federal Reserves expectations, declined by 49 basis points during April. Between early January and late March, yields moved substantially higher. The yield curve flattened by almost 50 basis points as the market anticipated that the recession was unlikely to be an extended one. However, by April, fixed-income investors began to expect a more lukewarm recovery, and the yield curve steepened (higher rates for long-term securities) once again with short-term yields moving below 3.40% by the end of April.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Sector performance (as represented by the broad-based Russell 3000 Index) was mixed. Economically sensitive sectors such as materials and consumer discretionary gained, while telecommunications, technology and health care stocks fell on concerns regarding future earnings growth. International markets also fared well during the period with many of the EAFE countries posting positive returns. Performance in the corporate fixed-income markets varied greatly among sectors.

Cyclicals such as airlines, automobiles and paper enjoyed narrower spreads and lower yields. Troubles intensified in the telecommunications sector as compressing margins and high leverage raised investor concerns. Treasury yields declined substantially during April, especially for shorter maturities (1-2 years). The yield on the two-year note, a good barometer of Fed expectations, declined by 49 basis points during April.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its goal of growth of capital and income, while maintaining a target allocation of 30% large-cap stocks, 25% bonds, 15% international stocks, 15% short-term investments, 10% mid-cap stocks and 5% small-cap stocks.

PORTFOLIO MANAGER: THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS AND RESEARCH ANALYSTS FROM GARTMORE MUTUAL FUND CAPITAL TRUST.

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $96,612,637
APRIL  30,  2002

YEARS                   1     INCEPTION(1)
==========================================
Class A    w/o SC(2)  -3.41%        -3.78%
           w/SC(3)    -8.94%        -6.47%
------------------------------------------
Class B    w/o SC(2)  -4.11%        -4.44%
           w/SC(4)    -8.86%        -5.80%
------------------------------------------
Class C(5) w/o SC(2)  -4.11%        -4.44%
           w/SC(6)    -5.96%        -4.90%
------------------------------------------
Service    Class(7)   -3.38%        -3.69%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on March 31, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 Performance for Class C shares is reflective of Class B shares. Actual performance diverges from Class B shares due to low asset levels and the brief operational period of Class C shares. These returns have been restated for Class C sales charges.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHICS OMITTED]

Date         Class A  Blended* LB Aggregate Bond  S&P 500  MSCI EAFE   CPI
31-Mar-2000     9425    10000              10000    10000      10000  10000
31-Oct-2000     9311     9823              10550     9599       8633  10169
31-Oct-2001     8341     8790              12085     7209       6503  10386
30-Apr-2002     8698     8975              12084     7375       6871  10500

*    LB Aggregate Bond (40%), S&P 500 (45%), MSCI EAFE (15%).

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.

(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.

(d) The Composite is a combination of 45% S&P 500, 40% LB Aggregate Bond, and 15% MSCI EAFE.

(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 27

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE  Series
=======================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATE FUND

=======================================================================================
MUTUAL FUNDS (92.6%)
=======================================================================================

                                                         SHARES OR
                                                      PRINCIPAL AMOUNT       VALUE
=======================================================================================
EQUITY FUNDS (60.0%)
Nationwide International Index Fund,
  Institutional Class (b)                                    2,182,601   $  14,514,296
Nationwide Mid Cap Market Index Fund,
  Institutional Class (b)                                      829,569       9,730,839
Nationwide S&P 500 Index Fund,
  Institutional Class (b)                                    3,087,974      28,687,279
Nationwide Small Cap Index Fund,
  Institutional Class (b)                                      490,204       4,882,433
                                                                         --------------
                                                                            57,814,847
                                                                         --------------
=======================================================================================
FIXED INCOME FUNDS (32.6%)
Gartmore Morley Enhanced Income Fund,
  Institutional Class (b)                                      757,408       7,274,144
Nationwide Bond Index Fund,
  Institutional Class (b)                                    2,288,888      24,239,322
                                                                         --------------
                                                                            31,513,466
                                                                         --------------
TOTAL MUTUAL FUNDS                                                          89,328,313
                                                                         ==============

=======================================================================================
FIXED CONTRACT (7.5%)
=======================================================================================

                                                        SHARES OR
                                                      PRINCIPAL AMOUNT       VALUE
=======================================================================================
Nationwide Fixed Contract, 4.75% (b) (c)             $       7,284,324   $    7,284,324
                                                                         --------------

TOTAL FIXED CONTRACT                                                         7,284,324
                                                                         --------------

TOTAL INVESTMENTS (COST $96,358,048)(a) - 100.1%                             96,612,637

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)                                 (78,421)
                                                                         --------------
NET ASSETS - 100.0%                                                      $  96,534,216
                                                                         ==============


(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of
     securities as follows:
     Unrealized appreciation                                             $   2,265,630
     Unrealized depreciation                                                (2,011,041)
                                                                         --------------
     Net unrealized appreciation                                         $     254,589
                                                                         ==============
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Investment in affiliate.

(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 28

[GRAPHIC OMITTED]  GARTMORE INVESTOR DESTINATIONS   Class A Shares symbol: NADCX
                   MODERATELY CONSERVATIVE FUND     Class B Shares symbol: NBDCX
                                                    Class C Shares symbol: NCDCX
CORE  Series                                         Service Class symbol: NSDCX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed, returning 2.88%* versus 1.46% for a composite of 60% Lehman Brothers Aggregate Bond Index, 30% S&P 500 Index, and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for each of those indexes were -0.01%, 2.31% and 5.66%, respectively. For the trailing 12 months, the Fund returned -0.54%*, outperforming the composite, which returned -0.55% for the same period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

The market greatly reduced its expectation for Fed interest-rate tightening. As a result, Treasury yields declined substantially during the period, especially for shorter maturities. The yield on the two-year note, a good barometer of Fed expectations, declined by 49 basis points during April to 3.25%. The average yield premium offered by high-yield bonds over Treasuries has narrowed from close to 10% last fall to just 6.4%. This represents the lowest spread between Treasuries and junk bonds since the first half of 2000.

Stocks bounced back from post-Sept. 11 lows during the six-month period, prompted by promising economic news. Increased consumption and depleting inventories spurred production as factory output increased for the first four consecutive months of the year.

Economic data suggesting that a recovery has also begun in Europe spurred international markets. German and French industrial production rose strongly during the period. In the Euro countries, however, consumer spending remains weak. Japan is also showing slow signs of economic growth as exports and industrial production rose early in the year.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Performance in the corporate fixed-income markets varied greatly among sectors. Cyclicals (economically-sensitive stocks) such as airlines, automobiles and paper enjoyed narrower spreads and lower yields. Troubles intensified in the telecommunications sector as compressing margins and high leverage raised investor concerns.

Sector performance (as represented by the broad-based Russell 3000 Index) was mixed. Economically sensitive sectors such as materials and consumer discretionary gained, while telecommunications, technology and health care stocks fell on concerns regarding future earnings growth. International markets fared well during the period, with many of the EAFE countries posting positive returns.

HOW IS THE FUND POSITIONED?

The Fund will continue to pursue its goal of income and, secondarily, long-term growth of capital. We will attempt to maintain a target allocation of 35% bonds, 25% short-term investments, 20% large-cap stocks, 10% mid-cap stocks and 10% international stocks.

PORTFOLIO MANAGER: THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS AND RESEARCH ANALYSTS FROM GARTMORE MUTUAL FUND CAPITAL TRUST.

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $31,647,434

APRIL  30,  2002

AVERAGE  ANNUAL  TOTAL  RETURN

(For  Periods  Ended  April  30,  2002)

YEARS                    1     INCEPTION(1)
===========================================
Class A     w/o SC(2)  -0.54%        -0.58%
            w/SC(3)    -6.28%        -3.36%
-------------------------------------------
Class B     w/o SC(2)  -1.22%        -1.21%
            w/SC(4)    -6.07%        -2.58%
-------------------------------------------
Class C(5)  w/o SC(2)  -1.22%        -1.21%
            w/SC(6)    -3.20%        -1.68%
-------------------------------------------
Service     Class(7)   -0.48%        -0.50%
-------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on March 31, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 Performance for Class C shares is reflective of Class B shares. Actual performance diverges from Class B shares due to low asset levels and the brief operational period of Class C shares. These returns have been restated for Class C sales charges.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class A  Blended  LB Aggregate Bond  S&P 500  MSCI EAFE   CPI
31-Mar-2000     9425    10000              10000    10000      10000  10000
31-Oct-2000     9435    10062              10550     9599       8633  10169
31-Oct-2001     9051     9795              12085     7209       6503  10386
30-Apr-2002     9312     9937              12084     7375       6871  10500

*    LB Aggregate Bond (60%), S&P 500 (30%), MSCI EAFE (10%).

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.

(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets

(d) The Composite is a combination of 60% LB Aggregate Bond, 30% S&P 500, and 10% MSCI EAFE.

(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 29

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE Series
============================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

============================================================================================
MUTUAL FUNDS (87.4%)
============================================================================================

                                                                 SHARES OR
                                                             PRINCIPAL AMOUNT      VALUE
============================================================================================
EQUITY FUNDS (39.8%)
Nationwide International Index Fund,

  Institutional Class (b)                                              476,057  $ 3,165,776
Nationwide Mid Cap Market Index Fund,
  Institutional Class (b)                                              271,398    3,183,504
Nationwide S&P 500 Index Fund,
  Institutional Class (b)                                              673,463    6,256,473
                                                                                ------------
                                                                                 12,605,753
                                                                                ------------
============================================================================================
FIXED INCOME FUNDS (47.6%)

Gartmore Morley Enhanced Income Fund,

  Institutional Class (b)                                              413,015    3,966,596
Nationwide Bond Index Fund,
  Institutional Class (b)                                            1,048,433   11,102,905
                                                                                ------------
                                                                                 15,069,501
                                                                                ------------

TOTAL MUTUAL FUNDS                                                               27,675,254
                                                                                ------------

============================================================================================
  FIXED CONTRACT (12.5%)
============================================================================================

                                                                 SHARES OR
                                                             PRINCIPAL AMOUNT      VALUE
============================================================================================
Nationwide Fixed Contract, 4.75% (b) (c)                     $       3,972,180  $ 3,972,180
                                                                                ------------

TOTAL FIXED CONTRACT                                                              3,972,180
                                                                                ------------

TOTAL INVESTMENTS (COST $31,553,394) (A) - 99.9%                                 31,647,434

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                                         37,958
                                                                                ------------
NET ASSETS - 100.0%                                                             $31,685,392
                                                                                ============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                                    $   407,973
     Unrealized depreciation                                                       (313,933)
     Net unrealized appreciation                                                $    94,040
                                                                                ============
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Investment in affiliate.

(c)  The Nationwide Fixed Contract rate changes quarterly. Security is restricted.
     The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

  SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 30

[GRAPHIC OMITTED]  GARTMORE INVESTOR DESTINATIONS   Class A Shares symbol: NDCAX
                   CONSERVATIVE  FUND               Class B Shares symbol: NDCBX
                                                    Class C Shares symbol: NDCCX
CORE Series                                          Service Class symbol: NDCSX
================================================================================

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed, returning 1.78%* versus 0.75% for a composite of 80% Lehman Brothers Aggregate Bond Index, 15% S&P 500 Index, and 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for each of those indexes were -0.01%, 2.31% and 5.66%, respectively. For the trailing 12 months, the Fund returned 2.08%*, underperforming the composite, which returned 3.63% for the same period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

The average yield premium offered by high-yield bonds over Treasuries narrowed from close to 10% last fall to 6.4%. This drop represents the lowest spread between Treasuries and junk bonds since the first half of 2000. Between early January and late March, yields moved substantially higher with the curve flattening by almost 50 basis points as the market anticipated that the recession was unlikely to be an extended one. By April, however, fixed-income investors began to expect a more lukewarm recovery, and the yield curve steepened again with short-term yields moving below 3.40% by the end of the month. Many U.S. stocks bounced back from post-Sept. 11 sell-offs during this period, while Europe and many of the EAFE countries also posted positive equity returns for the period.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Performance in the corporate fixed-income markets varied greatly among sectors. Cyclicals (economically-sensitive stocks) such as airlines, automobiles and paper enjoyed narrower spreads (difference in yields of securities with the same maturity) and lower yields. Troubles have intensified in the telecommunications sector, because compressed profit margins and high debt levels have raised investor concerns. Treasury yields declined substantially during the period, especially for shorter maturities. The yield on the two-year note, a good barometer of Fed expectations, declined by 49 basis points during April.

Sector performance (as represented by the broad-based Russell 3000 Index) was mixed. Economically sensitive sectors such as materials and consumer discretionary gained, while telecommunications, technology and health care stocks fell on concerns regarding future earnings growth.

International markets performed strongly at the end of 2001. While this trend was tempered early in 2002, EAFE markets still performed strongly for the six-month period as compared to the U.S. equity and fixed-income markets.

HOW IS THE FUND POSITIONED?
The Fund will continue to pursue its primary goal of seeking income and, secondarily, long-term growth of capital, while maintaining a target allocation of 45% short-term investments, 35% bonds, 10% large-cap stocks, 5% mid-cap stocks and 5% international stocks.

PORTFOLIO MANAGER: THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS AND RESEARCH ANALYSTS FROM GARTMORE MUTUAL FUND CAPITAL TRUST.

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $19,773,830

APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN

(For Periods Ended April 30, 2002)

YEARS                    1     INCEPTION(1)
===========================================
Class A     w/o SC(2)   2.08%         2.39%
            w/SC(3)    -3.83%        -0.47%
-------------------------------------------
Class B     w/o SC(2)   1.35%         1.73%
            w/SC(4)    -3.58%         0.33%
-------------------------------------------
Class C(5)  w/o SC(2)   1.35%         1.73%
            w/SC(6)    -0.63%         1.25%
-------------------------------------------
Service     Class(7)    2.11%         2.46%
-------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund commenced operations on March 31, 2000.

2    These returns do not reflect the effects of sales charges (SC).

3    A 5.75% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 Performance for Class C shares is reflective of Class B shares. Actual performance diverges from Class B shares due to low asset levels and the brief operational period of Class C shares. These returns have been restated for Class C sales charges.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

7    Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPIC OMITTED]

Date         Class A  Blended  LB Aggregate Bond  S&P 500  MSCI EAFE   CPI
31-Mar-2000     9425    10000              10000    10000      10000  10000
31-Oct-2000     9565    10304              10550     9599       8633  10169
31-Oct-2001     9729    10891              12085     7209       6503  10386
30-Apr-2002     9902    10973              12084     7375       6871  10500

*    LB Aggregate Bond (80%), S&P 500 (15%), MSCI EAFE (5%).

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.

(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.

(d) The Composite is a combination of 80% LB Aggregate Bond, 15% S&P 500, and 5% MSCI EAFE.

(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 31

[GRAPHIC OMITTED]  STATEMENT  OF  INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE  Series
================================================================================


GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

================================================================================
MUTUAL FUNDS (77.2%)
================================================================================

                                                     SHARES OR
                                                 PRINCIPAL AMOUNT      VALUE
================================================================================
EQUITY FUNDS (19.8%)
Nationwide International Index Fund,

Institutional Class (b)                                    148,498  $   987,511
Nationwide Mid Cap Market Index Fund,
Institutional Class (b)                                     84,660      993,062
Nationwide S&P 500 Index Fund,
Institutional Class (b)                                    210,073    1,951,576
                                                                    ------------
                                                                      3,932,149
                                                                    ------------
FIXED INCOME FUNDS (57.4%)
Gartmore Morley Enhanced Income Fund,

Institutional Class (b)                                    463,797    4,454,304
Nationwide Bond Index Fund,
Institutional Class (b)                                    654,085    6,926,756
                                                                    ------------
                                                                     11,381,060
                                                                    ------------

TOTAL MUTUAL FUNDS                                                   15,313,209
                                                                    ------------

================================================================================
FIXED CONTRACT (22.5%)
================================================================================

                                                     SHARES OR
                                                 PRINCIPAL AMOUNT      VALUE
================================================================================
Nationwide Fixed Contract, 4.75% (b) (c)         $       4,460,621  $ 4,460,621
                                                                    ------------

TOTAL FIXED CONTRACT                                                  4,460,621
                                                                    ------------

TOTAL INVESTMENTS (COST $19,874,977)(a) - 99.7%                      19,773,830

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                             52,716
NET ASSETS - 100.0%                                                 $19,826,546
                                                                    ------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                        $   141,822
     Unrealized depreciation                                           (242,969)
     Net unrealized depreciation                                    $  (101,147)

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Investment in affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 32

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)

========================================================================================================================


                                                                GARTMORE               GARTMORE             GARTMORE
                                                                INVESTOR         INVESTOR DESTINATIONS      INVESTOR
                                                              DESTINATIONS            MODERATELY          DESTINATIONS
                                                             AGGRESSIVE FUND        AGGRESSIVE FUND       MODERATE FUND
========================================================================================================================
ASSETS:
Investments in affiliated securities
    at value (cost $48,114,174;
70,956,060; $96,358,048;
    $31,553,394 and $19,874,977;
    respectively)                                          $       48,594,307   $           71,593,686   $   96,612,637
Cash                                                                   16,086                   87,332                -
Interest and dividends receivable                                      10,064                   51,436          130,188
Receivable from adviser                                                 4,405                    5,645            7,881
Prepaid expenses and other assets                                       4,392                   11,564           18,766
                                                           -------------------  -----------------------  ---------------
     Total Assets                                                  48,629,254               71,749,663       96,769,472
                                                           -------------------  -----------------------  ---------------
LIABILITIES:
Payable to custodian                                                        -                        -          199,235
Accrued expenses and other payables
     Investment advisory fees                                           5,117                    7,472           10,193
     Distribution fees                                                  9,845                   14,375           19,608
     Administrative servicing fees                                          -                        -                -
     Other                                                                206                    5,504            6,220
                                                           -------------------  -----------------------  ---------------
               Total Liabilities                                       15,168                   27,351          235,256
                                                           -------------------  -----------------------  ---------------
NET ASSETS                                                 $       48,614,086   $           71,722,312   $   96,534,216
                                                           ===================  =======================  ===============
REPRESENTED BY:
Capital                                                    $       50,084,520   $           73,014,211   $   98,110,496
Accumulated net investment income (loss)                              (17,294)                  26,167          127,300
Accumulated net realized gains (losses)
     on investment transactions                                    (1,933,273)              (1,955,692)      (1,958,169)
Net unrealized appreciation (depreciation)
     on investments                                                   480,133                  637,626          254,589
                                                           -------------------  -----------------------  ---------------
NET ASSETS                                                 $       48,614,086   $           71,722,312   $   96,534,216
                                                           ===================  =======================  ===============
NET ASSETS:
Class A Shares                                             $           14,186   $               16,949   $       24,321
Class B Shares                                                          7,820                    8,372            9,101
Class C Shares                                                             23                       24               24
Service Class Shares                                               48,592,057               71,696,967       96,500,770
                                                           -------------------  -----------------------  ---------------
Total                                                      $       48,614,086   $           71,722,312   $   96,534,216
                                                           ===================  =======================  ===============
SHARES OUTSTANDING
     (unlimited number of shares authorized):
Class A Shares                                                          1,813                    2,038            2,724
Class B Shares                                                          1,007                    1,012            1,021
Class C Shares                                                              3                        3                3
Service Class Shares                                                6,204,466                8,636,905       10,836,507
                                                           -------------------  -----------------------  ---------------
Total                                                               6,207,289                8,639,958       10,840,255
                                                           ===================  =======================  ===============
NET ASSET VALUE:
Class A Shares                                             $             7.83   $                 8.32   $         8.93
Class B Shares (a)                                         $             7.77   $                 8.27   $         8.91
Class C Shares (b)                                         $             7.86   $                 8.33   $         8.94
Service Class Shares                                       $             7.83   $                 8.30   $         8.91
MAXIMUM OFFERING PRICE PER SHARE
     (100%/(100% - maximum sales charge)
      of net asset value adjusted to the nearest cent):
Class A Shares                                             $             8.31   $                 8.83   $         9.47
Class C Shares                                             $             7.94   $                 8.41   $         9.03
                                                           -------------------  -----------------------  ---------------
Maximum Sales Charge - Class A Shares                                    5.75%                    5.75%            5.75%
                                                           ===================  =======================  ===============
Maximum Sales Charge - Class C Shares                                    1.00%                    1.00%            1.00%
                                                           ===================  =======================  ===============



                                                            GARTMORE INVESTOR        GARTMORE
                                                              DESTINATIONS           INVESTOR
                                                               MODERATELY          DESTINATIONS
                                                            CONSERVATIVE FUND    CONSERVATIVE FUND
===================================================================================================
ASSETS:
Investments in affiliated securities
    at value (cost $48,114,174;
70,956,060; $96,358,048;
     $31,553,394 and $19,874,977;
     respectively)                                         $       31,647,434   $       19,773,830
Cash                                                                        -                9,728
Interest and dividends receivable                                      61,306               47,317
Receivable from adviser                                                 1,567                2,521
Prepaid expenses and other assets                                         799                1,541
                                                           -------------------  -------------------
     Total Assets                                                  31,711,106           19,834,937
                                                           -------------------  -------------------
LIABILITIES:
Payable to custodian                                                    8,939                    -
Accrued expenses and other payables
     Investment advisory fees                                           3,286                2,096
     Distribution fees                                                  6,326                4,037
     Administrative servicing fees                                      4,479                    -
     Other                                                              2,684                2,258
                                                           -------------------  -------------------
               Total Liabilities                                       25,714                8,391
                                                           -------------------  -------------------
NET ASSETS                                                 $       31,685,392   $       19,826,546
                                                           ===================  ===================
REPRESENTED BY:
Capital                                                    $       32,004,833   $       19,940,565
Accumulated net investment income (loss)                               68,502               63,033
Accumulated net realized gains (losses)
     on investment transactions                                      (481,983)             (75,905)
Net unrealized appreciation (depreciation)
     on investments                                                    94,040             (101,147)
                                                           -------------------  -------------------
NET ASSETS                                                 $       31,685,392   $       19,826,546
                                                           ===================  ===================
NET ASSETS:
Class A Shares                                             $            9,879   $           10,508
Class B Shares                                                          9,753               10,367
Class C Shares                                                             24                   25
Service Class Shares                                               31,665,736           19,805,646
                                                           -------------------  -------------------
Total                                                      $       31,685,392   $       19,826,546
                                                           ===================  ===================
SHARES OUTSTANDING
     (unlimited number of shares authorized):
Class A Shares                                                          1,058                1,072
Class B Shares                                                          1,043                1,056
Class C Shares                                                              3                    3
Service Class Shares                                                3,387,012            2,019,145
                                                           -------------------  -------------------
Total                                                               3,389,116            2,021,276
                                                           ===================  ===================
NET ASSET VALUE:
Class A Shares                                             $             9.34   $             9.80
Class B Shares (a)                                         $             9.35   $             9.81
Class C Shares (b)                                         $             9.37   $             9.83
Service Class Shares                                       $             9.35   $             9.81
MAXIMUM OFFERING PRICE PER SHARE
     (100%/(100% - maximum sales charge)
      of net asset value adjusted to the nearest cent):
Class A Shares                                             $             9.91   $            10.40
Class C Shares                                             $             9.46   $             9.93
                                                           -------------------  -------------------
Maximum Sales Charge - Class A Shares                                    5.75%                5.75%
                                                           ===================  ===================
Maximum Sales Charge - Class C Shares                                    1.00%                1.00%
                                                           ===================  ===================

(a) For Class B Shares, the redemption price per share varies by the length of time shares held.

(b) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year. See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 33

[GRAPHIC OMITTED]  STATEMENTS OF OPERATIONS
                   For the Six Months Ended April 30, 2002 (Unaudited)
CORE Series
===================================================================================================================


                                                                                        GARTMORE
                                                                        GARTMORE        INVESTOR        GARTMORE
                                                                        INVESTOR      DESTINATIONS      INVESTOR
                                                                      DESTINATIONS     MODERATELY     DESTINATIONS
                                                                       AGGRESSIVE      AGGRESSIVE       MODERATE
                                                                          FUND            FUND            FUND
===================================================================================================================
INVESTMENT INCOME:
Dividend income from affiliates                                      $     212,013   $     431,544   $     841,848
Interest income from affiliates                                                  -          33,179         142,752
                                                                     --------------  --------------  --------------
     Total Income                                                          212,013         464,723         984,600
                                                                     --------------  --------------  --------------
EXPENSES:
Investment advisory fees                                                    25,155          35,334          50,426
Fund administration and transfer agent fees                                  6,911           7,038           7,259
Distribution fees Class A                                                       10              11              11
Distribution fees Class B                                                       39              41              45
Distribution fees Service Class                                             48,356          67,930          96,951
Administrative servicing fees Service Class                                 24,013          34,564          47,615
Registration and filing fees                                                 6,285           6,699           7,571
Printing fees                                                                4,165           4,742           5,090
Other                                                                        7,761           9,791          14,789
                                                                     --------------  --------------  --------------
     Total expenses before reimbursed expenses                             122,695         166,150         229,757
Expenses reimbursed                                                        (12,259)        (11,847)        (11,467)
                                                                     --------------  --------------  --------------
     Total Expenses                                                        110,436         154,303         218,290
                                                                     --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                               101,577         310,420         766,310
                                                                     --------------  --------------  --------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates         111,862         141,031          84,789
Realized gain distributions from underlying Funds                            1,022           4,180          10,368
                                                                     --------------  --------------  --------------
Net realized gains (losses) on investment transactions                     112,884         145,211          95,157
Net change in unrealized appreciation/depreciation on investments        1,662,901       1,704,710       1,693,439
                                                                     --------------  --------------  --------------
Net realized/unrealized gains (losses) on investments                    1,775,785       1,849,921       1,788,596
                                                                     --------------  --------------  --------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $   1,877,362   $   2,160,341   $   2,554,906
                                                                     ==============  ==============  ==============


                                                                        GARTMORE
                                                                        INVESTOR        GARTMORE
                                                                      DESTINATIONS      INVESTOR
                                                                       MODERATELY     DESTINATIONS
                                                                      CONSERVATIVE    CONSERVATIVE
                                                                          FUND            FUND
INVESTMENT INCOME:
Dividend income from affiliates                                      $     304,007   $     237,951
Interest income from affiliates                                             68,115          87,002
                                                                     --------------  --------------
     Total Income                                                          372,122         324,953
                                                                     --------------  --------------
EXPENSES:
Investment advisory fees                                                    14,556          10,248
Fund administration and transfer agent fees                                  6,778           6,740
Distribution fees Class A                                                       13              13
Distribution fees Class B                                                       48              51
Distribution fees Service Class                                             27,969          19,682
Administrative servicing fees Service Class                                 13,282           9,743
Registration and filing fees                                                 5,094           5,589
Printing fees                                                                3,506           3,365
Other                                                                        5,234           4,475
                                                                     --------------  --------------
     Total expenses before reimbursed expenses                              76,480          59,906
Expenses reimbursed                                                        (11,286)        (12,989)
                                                                     --------------  --------------
     Total Expenses                                                         65,194          46,917
                                                                     --------------  --------------
NET INVESTMENT INCOME (LOSS)                                               306,928         278,036
                                                                     --------------  --------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates          44,497         (22,263)
Realized gain distributions from underlying Funds                            3,890           2,927
                                                                     --------------  --------------
Net realized gains (losses) on investment transactions                      48,387         (19,336)
Net change in unrealized appreciation/depreciation on investments          132,328           5,923
                                                                     --------------  --------------
Net realized/unrealized gains (losses) on investments                      180,715         (13,413)
                                                                     --------------  --------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $     487,643   $     264,623
                                                                     ==============  ==============

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 34

STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================


                                                   GARTMORE                    GARTMORE
                                            INVESTOR DESTINATIONS        INVESTOR DESTINATIONS          GARTMORE INVESTOR
                                               AGGRESSIVE FUND        MODERATELY AGGRESSIVE FUND   DESTINATIONS MODERATE FUND
                                         ===========================  ===========================  ============================
                                             SIX                          SIX                          SIX
                                            MONTHS         YEAR          MONTHS         YEAR          MONTHS         YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                          APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
                                             2002          2001           2002          2001           2002          2001
===============================================================================================================================
                                         (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)             $   101,577   $     39,076   $   310,420   $    144,580   $   766,310   $    471,774
Net realized gains (losses)
     on investment transactions              112,884     (2,026,196)      145,211     (2,079,781)       95,157     (2,046,611)
Net change in unrealized appreciation/
     depreciation on investments           1,662,901     (1,200,498)    1,704,710     (1,080,267)    1,693,439     (1,452,579)
                                         ------------  -------------  ------------  -------------  ------------  -------------
Change in net assets resulting from
    operations                             1,877,362     (3,187,618)    2,160,341     (3,015,468)    2,554,906     (3,027,416)
                                         ------------  -------------  ------------  -------------  ------------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
  FROM:
Net investment income                            (29)           (76)          (44)          (211)          (83)          (299)
Return of capital                                  -            (17)            -              -             -              -
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  FROM:
Net investment income                              -            (49)          (16)           (89)          (51)          (113)
Return of capital                                  -            (11)            -              -             -              -
DISTRIBUTIONS TO SERVICE CLASS
  SHAREHOLDERS FROM:
Net investment income                       (118,842)       (38,951)     (297,769)      (131,663)     (716,706)      (394,341)
Return of capital                                  -         (9,003)            -              -             -              -
                                         ------------  -------------  ------------  -------------  ------------  -------------
Change in net assets from
     shareholder distributions              (118,871)       (48,107)     (297,829)      (131,963)     (716,840)      (394,753)
                                         ------------  -------------  ------------  -------------  ------------  -------------
Change in net assets from
     capital transactions                 20,177,465     28,485,295    33,174,249     38,815,380    36,450,240     60,777,680
                                         ------------  -------------  ------------  -------------  ------------  -------------
Change in net assets                      21,935,956     25,249,570    35,036,761     35,667,949    38,288,306     57,355,511
NET ASSETS:
Beginning of period                       26,678,130      1,428,560    36,685,551      1,017,602    58,245,910        890,399
                                         ------------  -------------  ------------  -------------  ------------  -------------
End of period                            $48,614,086   $ 26,678,130   $71,722,312   $ 36,685,551   $96,534,216   $ 58,245,910
                                         ============  =============  ============  =============  ============  =============

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 35

[GRAPHIC OMITTED]  STATEMENTS OF CHANGES IN NET ASSETS (Continued)
CORE Series
============================================================================================================================


                                                                         GARTMORE INVESTOR            GARTMORE INVESTOR
                                                                      DESTINATIONS MODERATELY           DESTINATIONS
                                                                         CONSERVATIVE FUND            CONSERVATIVE FUND
                                                                    ===========================  ===========================
                                                                        SIX                          SIX
                                                                       MONTHS         YEAR          MONTHS         YEAR
                                                                       ENDED          ENDED         ENDED          ENDED
                                                                     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
                                                                        2002          2001           2002          2001
============================================================================================================================
                                                                    (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                        $   306,928   $    205,780   $   278,036   $    232,889
Net realized gains (losses) on investment transactions                   48,387       (520,743)      (19,336)       (54,971)
Net change in unrealized appreciation/depreciation on investments       132,328        (45,407)        5,923       (109,417)
                                                                    ------------  -------------  ------------  -------------
Change in net assets resulting from operations                          487,643       (360,370)      264,623         68,501
                                                                    ------------  -------------  ------------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                      (120)          (340)         (162)          (387)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                       (87)          (241)         (126)          (308)
DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                  (271,861)      (175,789)     (253,088)      (194,966)
                                                                    ------------  -------------  ------------  -------------
Change in net assets from shareholder distributions                    (272,068)      (176,370)     (253,376)      (195,661)
                                                                    ------------  -------------  ------------  -------------
Change in net assets from capital transactions                       16,678,333     13,077,457     8,336,092     11,094,132
                                                                    ------------  -------------  ------------  -------------
Change in net assets                                                 16,893,908     12,540,717     8,347,339     10,966,972
NET ASSETS:
Beginning of period                                                  14,791,484      2,250,767    11,479,207        512,235
                                                                    ------------  -------------  ------------  -------------
End of period                                                       $31,685,392   $ 14,791,484   $19,826,546   $ 11,479,207
                                                                    ============  =============  ============  =============

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 36

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding
===============================================================================================================================

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND

                                                            INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                       ==========  ======================================  ====================================
                                                                    NET
                                                                  REALIZED
                                          NET                       AND
                                         ASSET                   UNREALIZED
                                         VALUE,        NET         GAINS         TOTAL
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET       RETURN
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT      OF         TOTAL
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     CAPITAL   DISTRIBUTIONS
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)      $    10.00        0.02         (0.65)       (0.63)           -         -               -
Year Ended October 31, 2001            $     9.37        0.09         (2.01)       (1.92)       (0.07)    (0.02)          (0.09)
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.36        0.02          0.47         0.49        (0.02)        -           (0.02)

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00       (0.02)        (0.65)       (0.67)           -         -               -
Year Ended October 31, 2001            $     9.33        0.04         (2.00)       (1.96)       (0.05)    (0.01)          (0.06)
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.31       (0.01)         0.47         0.46            -         -               -

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     8.44       (0.03)        (1.05)       (1.08)           -         -               -
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.36        0.03          0.47         0.50            -         -               -

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00       (0.01)        (0.62)       (0.63)           -         -               -
Year Ended October 31, 2001            $     9.37        0.10         (2.01)       (1.91)       (0.08)    (0.02)          (0.10)
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.36        0.02          0.47         0.49        (0.02)        -           (0.02)

                                                                                RATIOS / SUPPLEMENTAL DATA
                                       ========================  =========================================================
                                                                                         RATIO
                                                                                        OF NET        RATIO
                                                                             RATIO    INVESTMENT       OF
                                                                   NET        OF        INCOME      EXPENSES
                                       NET ASSET                  ASSETS   EXPENSES     (LOSS)         TO
                                         VALUE,                   AT END      TO          TO         AVERAGE
                                          END         TOTAL         OF      AVERAGE     AVERAGE        NET      PORTFOLIO
                                           OF         RETURN      PERIOD      NET         NET        ASSETS      TURNOVER
                                         PERIOD        (a)        (000S)    ASSETS      ASSETS         (b)         (c)
==========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)      $     9.37   (6.30%) (g)  $      9  0.71% (h)    0.34% (h)  393.30% (h)     253.64%
Year Ended October 31, 2001            $     7.36  (20.53%)      $      7  0.71%        1.09%        3.71%         190.23%
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.83    6.71%  (g)  $     14  0.51% (h)    0.65% (h)    0.54% (h)      12.71%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $     9.33   (6.70%) (g)  $      9  1.31% (h)  (0.28%) (h)  393.30% (h)     253.64%
Year Ended October 31, 2001            $     7.31  (21.12%)      $      7  1.31%       0.50%         4.47%         190.23%
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.77    6.29%  (g)  $      8  1.25% (h)  (0.15%) (h)    1.32% (h)      12.71%

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     7.36  (12.80%) (g)  $      -  1.31% (h)  (0.62%) (h)  125.82% (h)     190.23%
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.86    6.79%  (g)  $      -  1.25% (h)   0.88%  (h)   43.43% (h)      12.71%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $     9.37   (6.30%) (g)  $  1,410  0.61% (h)  (0.11%) (h)   56.64% (h)     253.64%
Year Ended October 31, 2001            $     7.36  (20.55%)      $ 26,663  0.61%       0.38%         1.62%         190.23%
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.83    6.70%  (g)  $ 48,592  0.57% (h)    0.52% (h)    0.63% (h)      12.71%

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(g)  Not annualized.

(h)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 37

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
CORE Series
================================================================================================================================

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND


                                                           INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                       ==========  ======================================  =====================================
                                                                    NET
                                                                  REALIZED
                                          NET                       AND
                                         ASSET                   UNREALIZED                                               NET
                                         VALUE,        NET         GAINS         TOTAL                                   ASSET
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                      VALUE,
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL       END OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
================================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)      $    10.00        0.06         (0.47)       (0.41)           -               -   $  9.59
Year Ended October 31, 2001            $     9.59        0.17         (1.71)       (1.54)       (0.13)          (0.13)  $  7.92
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.92        0.04          0.40         0.44        (0.04)          (0.04)  $  8.32

CLASS B SHARES
Period Ended October 31, 2000 (d)      $    10.00        0.03         (0.47)       (0.44)           -               -   $  9.56
Year Ended October 31, 2001            $     9.56        0.12         (1.71)       (1.59)       (0.09)          (0.09)  $  7.88
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.88        0.03          0.38         0.41        (0.02)          (0.02)  $  8.27

CLASS C SHARES
Period Ended October 31, 2001 (e)      $     8.83       (0.04)        (0.88)       (0.92)           -               -   $  7.91
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.91        0.03          0.39         0.42            -               -   $  8.33

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (f)  $    10.00        0.07         (0.47)       (0.40)       (0.01)          (0.01)  $  9.59
Year Ended October 31, 2001            $     9.59        0.15         (1.67)       (1.52)       (0.16)          (0.16)  $  7.91
Six Months Ended April 30, 2002
  (Unaudited)                          $     7.91        0.04          0.39         0.43        (0.04)          (0.04)  $  8.30


                                      DISTRIBUTIONS              RATIOS / SUPPLEMENTAL DATA
                                      =============  =========================================================
                                                                             RATIO
                                                                            OF NET        RATIO
                                                                 RATIO    INVESTMENT       OF
                                                       NET        OF        INCOME      EXPENSES
                                                      ASSETS   EXPENSES     (LOSS)         TO
                                                        AT        TO          TO         AVERAGE
                                          TOTAL       END OF    AVERAGE     AVERAGE        NET      PORTFOLIO
                                          RETURN      PERIOD      NET         NET        ASSETS      TURNOVER
                                           (a)        (000S)    ASSETS      ASSETS         (b)         (c)
==============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)       (4.08%) (g)  $     10  0.71% (h)    1.10% (h)  396.10% (h)     270.89%
Year Ended October 31, 2001            (16.16%)      $      8  0.71%        1.44%        3.28%         226.13%
Six Months Ended April 30, 2002
  (Unaudited)                             5.59% (g)  $     17  0.53% (h)    1.18% (h)    0.53% (h)      10.77%

CLASS B SHARES
Period Ended October 31, 2000 (d)       (4.40%) (g)  $     10  1.31% (h)    0.49% (h)  397.48% (h)     270.89%
Year Ended October 31, 2001            (16.75%)      $      8  1.31%        1.32%        4.04%         226.13%
Six Months Ended April 30, 2002
  (Unaudited)                             5.14% (g)  $      8  1.23% (h)    0.48% (h)    1.28% (h)      10.77%

CLASS C SHARES
Period Ended October 31, 2001 (e)      (10.42%) (g)  $      -  1.31% (h)  (0.68%) (h)  124.67% (h)     226.13%
Six Months Ended April 30, 2002
  (Unaudited)                             5.31% (g)  $      -  1.23% (h)    0.78% (h)   71.39% (h)      10.77%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (f)   (4.04%) (g)  $    998  0.61% (h)    1.23% (h)   66.76% (h)     270.89%
Year Ended October 31, 2001            (16.05%)      $ 36,670  0.61%        1.15%        1.44%         226.13%
Six Months Ended April 30, 2002
  (Unaudited)                            5.49%  (g)  $ 71,697  0.57% (h)    1.14% (h)    0.61% (h)      10.77%

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g)  Not annualized.

(h)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 38

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND


                                                             INVESTMENT ACTIVITIES               DISTRIBUTIONS
                                       ==========  ======================================  ===========================  =======
                                                                    NET
                                                                  REALIZED
                                          NET                       AND
                                         ASSET                   UNREALIZED                                               NET
                                         VALUE,        NET         GAINS         TOTAL                                   ASSET
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                      VALUE,
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL       END OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.11         (0.23)       (0.12)       (0.07)          (0.07)  $  9.81
Year Ended October 31, 2001 (e)        $     9.81        0.22         (1.23)       (1.01)       (0.16)          (0.16)  $  8.64
Six Months Ended April 30, 2002
  (Unaudited)                          $     8.64        0.08          0.29         0.37        (0.08)          (0.08)  $  8.93

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.08         (0.24)       (0.16)       (0.03)          (0.03)  $  9.81
Year Ended October 31, 2001            $     9.81        0.19         (1.25)       (1.06)       (0.11)          (0.11)  $  8.64
Six Months Ended April 30, 2002
  (Unaudited)                          $     8.64        0.06          0.26         0.32        (0.05)          (0.05)  $  8.91

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.32       (0.04)        (0.62)       (0.66)           -               -   $  8.66
Six Months Ended April 30, 2002
  (Unaudited)                          $     8.66        0.02          0.26         0.28            -               -   $  8.94

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.11         (0.22)       (0.11)       (0.07)          (0.07)  $  9.82
Year Ended October 31, 2001            $     9.82        0.19         (1.19)       (1.00)       (0.19)          (0.19)  $  8.63
Six Months Ended April 30, 2002
  (Unaudited)                          $     8.63        0.08          0.28         0.36        (0.08)          (0.08)  $  8.91


                                                                        RATIOS / SUPPLEMENTAL DATA
                                       ============  =========================================================
                                                                             RATIO
                                                                            OF NET        RATIO
                                                                 RATIO    INVESTMENT       OF
                                                       NET        OF        INCOME      EXPENSES
                                                      ASSETS   EXPENSES     (LOSS)         TO
                                                        AT        TO          TO         AVERAGE
                                          TOTAL       END OF    AVERAGE     AVERAGE        NET      PORTFOLIO
                                          RETURN      PERIOD      NET         NET        ASSETS      TURNOVER
                                           (A)        (000S)    ASSETS      ASSETS         (B)         (C)
==============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)   (1.21%) (g)  $     10  0.71% (h)    1.97% (h)  392.91% (h)     366.93%
Year Ended October 31, 2001 (e)        (10.41%)      $      9  0.71%        2.40%        2.39%         258.23%
Six Months Ended April 30, 2002
  (Unaudited)                             4.28% (g)  $     24  0.52% (h)    2.02% (h)    0.52% (h)      11.52%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)   (1.61%) (g)  $     10  1.31% (h)    1.35% (h)  393.51% (h)     366.93%
Year Ended October 31, 2001            (10.84%)      $      9  1.31%        2.11%        4.08%         258.23%
Six Months Ended April 30, 2002
  (Unaudited)                             3.70% (g)  $      9  1.22% (h)    1.33% (h)    1.24% (h)      11.52%

CLASS C SHARES
Period Ended October 31, 2001 (f)       (7.08%) (g)  $      -  1.31% (h)  (0.67%) (h)  123.09% (h)     258.23%
Six Months Ended April 30, 2002
  (Unaudited)                             3.23% (g)  $      -  1.22% (h)    0.59% (h)   69.91% (h)      11.52%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  (10.26%) (g)  $    871  0.61% (h)    2.04% (h)  114.83% (h)     366.93%
Year Ended October 31, 2001             (1.10%)      $ 58,228  0.61%        2.06%        0.97%         258.23%
Six Months Ended April 30, 2002
  (Unaudited)                             4.18% (g)  $ 96,501  0.56% (h)    1.98% (h)    0.59% (h)      11.52%


(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(g)  Not annualized.

(h)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 39

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   Selected Data for Each Share of Capital Outstanding
CORE  Series
================================================================================================================================


                                                           INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                       ==========  ======================================  ===========================  ========
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
================================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.18         (0.17)        0.01        (0.12)          (0.12)  $  9.89
Year Ended October 31, 2001 (e)        $     9.89        0.35         (0.75)       (0.40)       (0.30)          (0.30)  $  9.19
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.19        0.13          0.13         0.26        (0.11)          (0.11)  $  9.34

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.14         (0.17)       (0.03)       (0.08)          (0.08)  $  9.89
Year Ended October 31, 2001            $     9.89        0.29         (0.75)       (0.46)       (0.23)          (0.23)  $  9.20
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.20        0.09          0.14         0.23        (0.08)          (0.08)  $  9.35

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.64       (0.04)        (0.38)       (0.42)           -             . -   $  9.22
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.22        0.02          0.13         0.15            -             . -   $  9.37

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.16         (0.14)        0.02        (0.12)          (0.12)  $  9.90
Year Ended October 31, 2001            $     9.90        0.31         (0.70)       (0.39)       (0.31)          (0.31)  $  9.20
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.20        0.12          0.15         0.27        (0.12)          (0.12)  $  9.35

                                                                  RATIOS / SUPPLEMENTAL DATA
                                       ===========  =========================================================
                                                                           RATIO
                                                                           OF NET
                                                                RATIO    INVESTMENT    RATIO OF
                                                      NET        OF        INCOME      EXPENSES
                                                     ASSETS   EXPENSES     (LOSS)         TO
                                                       AT        TO          TO         AVERAGE
                                          TOTAL      END OF    AVERAGE     AVERAGE        NET      PORTFOLIO
                                         RETURN      PERIOD      NET         NET        ASSETS      TURNOVER
                                           (a)       (000S)    ASSETS      ASSETS         (b)         (c)
=============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)    0.10% (g)  $     10  0.71% (h)    3.02% (h)  438.49% (h)     425.17%
Year Ended October 31, 2001 (e)         (4.06%)     $     10  0.71%        3.66%        3.81%         235.84%
Six Months Ended April 30, 2002
  (Unaudited)                            2.88% (g)  $     10  0.53% (h)    2.81% (h)    0.62% (h)      10.82%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)   (0.26%)(g)  $     10  1.31% (h)    2.44% (h)  439.61% (h)     425.17%
Year Ended October 31, 2001             (4.67%)     $     10  1.31%        3.14%        4.52%         235.84%
Six Months Ended April 30, 2002
  (Unaudited)                            2.54% (g)  $     10  1.29% (h)    2.07% (h)    1.39% (h)      10.82%

CLASS C SHARES
Period Ended October 31, 2001 (f)       (4.36%)(g)  $      -  1.31% (h)   (0.79%)(h)  122.29% (h)     235.84%
Six Months Ended April 30, 2002
  (Unaudited)                            1.63% (g)  $      -  1.29% (h)    0.59% (h)   41.50% (h)      10.82%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)    0.18% (g)  $  2,231  0.61% (h)    2.85% (h)   32.84% (h)     425.17%
Year Ended October 31, 2001             (3.99%)     $ 14,772  0.61%        3.34%        2.50%         235.84%
Six Months Ended April 30, 2002
  (Unaudited)                            2.89% (g)  $ 31,666  0.58% (h)    2.74% (h)    0.68% (h)      10.82%

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(g)  Not annualized.

(h)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 40

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND


                                                             INVESTMENT ACTIVITIES               DISTRIBUTIONS
                                       ==========  ======================================  ===========================  =======
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.23         (0.08)        0.15        (0.16)          (0.16)  $  9.99
Year Ended October 31, 2001            $     9.99        0.45         (0.28)        0.17        (0.38)          (0.38)  $  9.78
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.78        0.17             -         0.17        (0.15)          (0.15)  $  9.80

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.19         (0.08)        0.11        (0.12)          (0.12)  $  9.99
Year Ended October 31, 2001            $     9.99        0.38         (0.28)        0.10        (0.30)          (0.30)  $  9.79
Six Months Ended April 30, 2002
  (Unaudited)                          $     9.79        0.14             -         0.14        (0.12)          (0.12)  $  9.81

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.97       (0.05)        (0.13)       (0.18)           -             . -   $  9.79
Six Months Ended April 30, 2002 (e)
  (Unaudited)                          $     9.79        0.02          0.02         0.04            -             . -   $  9.83

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.24         (0.09)        0.15        (0.15)          (0.15)  $ 10.00
Year Ended October 31, 2001            $    10.00        0.41         (0.24)        0.17        (0.38)          (0.38)  $  9.79
Six Months Ended April 30, 2002 (e)
  (Unaudited)                          $     9.79        0.17             -         0.17        (0.15)          (0.15)  $  9.81


                                                                 RATIOS / SUPPLEMENTAL DATA
                                      ===========  =========================================================
                                                                            RATIO
                                                                           OF NET        RATIO
                                                                RATIO    INVESTMENT       OF
                                                      NET        OF        INCOME      EXPENSES
                                                     ASSETS   EXPENSES     (LOSS)         TO
                                                       AT        TO          TO         AVERAGE
                                          TOTAL      END OF    AVERAGE     AVERAGE        NET      PORTFOLIO
                                         RETURN      PERIOD      NET         NET        ASSETS      TURNOVER
                                           (a)       (000S)    ASSETS      ASSETS         (b)         (c)
=============================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)    1.49% (g)  $     10  0.71% (h)    3.86% (h)  441.97% (h)     449.16%
Year Ended October 31, 2001              1.71%      $     10  0.71%        4.45%        6.91%         176.59%
Six Months Ended April 30, 2002
  (Unaudited)                            1.78% (g)  $     11  0.58% (h)    3.57% (h)    0.68% (h)      15.28%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)    1.12% (g)  $     10  1.31% (h)    3.26% (h)  443.13% (h)     449.16%
Year Ended October 31, 2001              1.04%      $     10  1.31%        3.82%        7.70%         176.59%
Six Months Ended April 30, 2002
  (Unaudited)                            1.44% (g)  $     10  1.29% (h)    2.85% (h)    1.45% (h)      15.28%

CLASS C SHARES
Period Ended October 31, 2001 (f)       (1.81%)(g)  $      -  1.31% (h)   (0.90%)(h)  121.18% (h)     176.59%
Six Months Ended April 30, 2002 (e)
  (Unaudited)                            0.41% (g)  $      -  1.29% (h)    0.41% (h)   40.94% (h)      15.28%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)    1.57% (g)  $    492  0.61% (h)    4.32% (h)  154.74% (h)     449.16%
Year Ended October 31, 2001              1.75%      $ 11,459  0.61%        4.17%        2.58%         176.59%
Six Months Ended April 30, 2002 (e)
  (Unaudited)                            1.79% (g)  $ 19,806  0.59% (h)    3.53% (h)    0.76% (h)      15.28%


(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(g)  Not annualized.

(h)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 41

[GRAPHIC OMITTED]  GARTMORE BOND FUND               Class A Shares symbol: NBDAX
                                                    Class B Shares symbol: NBDBX
                                                    Class C Shares symbol: NBNCX
CORE  Series                                        Class D Shares symbol: MUIBX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning -1.10%* versus -0.99% for the Lehman Brothers Government/Credit Bond Index. For the trailing 12 months, the Fund returned 7.77%*, outperforming the Index, which returned 7.48%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS CONTRIBUTED TO THE PORTFOLIOS PERFORMANCE?

An increase in interest rates negatively affected the Funds performance. As the economic recovery took hold, interest rates rose due to investor expectations that the Federal Reserve would soon be forced to increase the federal funds rate.

Although the economy will continue to recover, we believe it will be at a slower rate than expected. The yield curve is likely to flatten as the year unfolds, and we do not expect long-term rates to rise dramatically from current levels.

Inflation will remain low, which should support long interest rates in the future. Because the Funds duration was closely aligned with that of the Index during most of the period, it had little effect on relative performance.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Credit spreads (difference between yields on securities of the same maturity but different quality) were generally tighter but certain credits saw their spreads widen dramatically. Diversification is increasingly important, as corporate bond prices have become subject to precipitous drops on the hint of bad news. A name such as Enron illustrates the danger of taking large credit-specific bets in the current economic environment. Consequently, we have used the tightening (decrease in yields) in corporate bond spreads as an opportunity to reduce our credit risk exposure to any single corporate credit.

Although the Funds Qwest Communications International, Inc. and WorldCom, Inc. holdings performed poorly during the period, diversification enabled the portfolio to perform in line with the Index.

HOW  IS  THE  FUND  POSITIONED?

Given the current generous coupon rates (yield) provided by corporate bonds, and despite the steadily increasing numbers of corporate downgrades and defaults, we will add to our exposure. A well-diversified portfolio of corporate bonds should generate strong risk-adjusted returns during a one- to two-year time horizon.

The Federal Reserve has eased interest rates aggressively. Combined with recent tax cuts and fiscal stimulus, this has helped the economy to regain positive momentum.

Due to the very steep yield curve we may add more short-maturity bonds and long bonds to the portfolio, in lieu of intermediate bonds and we will continue our strategy of closely aligning the Funds duration with its benchmark.

PORTFOLIO  MANAGER:  THOMAS  S.  LEGGETT,  CFA

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $131,157,550

APRIL  30,  2002

AVERAGE ANNUAL TOTAL RETURN +

(For Periods Ended April 30, 2002)

YEARS                    1      5     10
==========================================
Class A(1)  w/o SC(2)  7.77%  6.31%  6.78%
            w/SC(3)    2.87%  5.34%  6.29%
------------------------------------------
Class B(1)  w/o SC(2)  7.15%  5.81%  6.53%
            w/SC(4)    2.15%  5.49%  6.53%
------------------------------------------
Class C(1)  w/o SC(2)  7.14%  6.24%  6.74%
            w/SC(5)    5.10%  6.03%  6.64%
------------------------------------------
Class D     w/o SC(2)  7.87%  6.51%  6.88%
            w/SC(3)    2.98%  5.53%  6.39%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 4.50% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class D  LB Gvt/Credit TR (Index)   CPI
30-Apr-1992     9550                     10000  10000
30-Apr-1993    11123                     11450  10323
30-Apr-1994    10939                     11581  10566
30-Apr-1995    11510                     12384  10889
30-Apr-1996    12667                     13454  11204
30-Apr-1997    13551                     14359  11484
30-Apr-1998    15061                     15986  11649
30-Apr-1999    15852                     16988  11914
30-Apr-2000    15639                     17147  12272
30-Apr-2001    17222                     19224  12681
30-Apr-2002    18577                     20661  12879

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LBG/CBI consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 42

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)
================================================================================


GARTMORE BOND FUND

=========================================================================
COMMERCIAL MORTGAGE BACKED SECURITIES (6.4%)
=========================================================================

                                                   PRINCIPAL
                                                     AMOUNT      VALUE
=========================================================================
COMMERCIAL SERVICES (6.4%)
Comm, 2001-J1A B, 6.61%, 02/16/34 (b)              $1,000,000  $1,013,750
Heller Financial Commercial Mortgage Asset,
  6.85%, 05/15/31                                   2,000,000   2,125,190
JP Morgan Chase Commercial Mortgage Securities,
  6.26%, 04/15/33                                   2,000,000   2,040,139
Merrill Lynch Mortgage Investors, Inc.,
  7.56%, 09/15/09                                   2,000,000   2,183,167
Nomura Asset Securities Corp., 6.69%, 03/17/28      1,000,000   1,048,923
                                                               ----------

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                     8,411,169
                                                               ----------

=========================================================================
CORPORATE BONDS (64.6%)
=========================================================================

AIRLINES (1.2%)
American Airlines, Inc., 10.33%, 03/04/05           1,500,000   1,557,711
                                                               ----------
=========================================================================
ALUMINUM (0.8%)
Alcan, Inc., 6.45%, 03/15/11                        1,000,000   1,020,509
                                                               ----------
=========================================================================
ASSET BACKED SECURITIES (3.1%)
Chase Funding Mortgage Loan, 6.24%, 01/25/13        1,500,000   1,516,076
Ramp 2002-RSI-AI5, 5.91%, 01/25/32                  1,566,000   1,561,567
Ssb RV Trust, 2001-1 A5 6.30%, 4/15/06              1,000,000   1,009,458
                                                               ----------
                                                                4,087,101
                                                               ----------
=========================================================================
AUTO-CARS / LIGHT TRUCKS (0.8%)
Daimlerchrysler, Inc., 7.30%, 01/15/12              1,000,000   1,037,082
                                                               ----------
=========================================================================
BANKS (0.7%)
Mercantile Safe Deposit & Trust, 5.70%, 11/15/11    1,000,000     953,947
                                                               ----------
=========================================================================
CHEMICALS (2.3%)
Air Products & Chemicals, 6.25%, 06/15/03           2,000,000   2,054,298
Witco Corp., 6.13%, 02/01/06                        1,000,000     957,453
                                                               ----------
                                                                3,011,751
                                                               ----------
=========================================================================
COMMUNICATION EQUIPMENT (0.7%)
Motorola, Inc., 6.50%, 09/01/25                     1,000,000     987,725
                                                               ----------
=========================================================================
CONSTRUCTION & BUILDING MATERIALS (3.2%)
Armstrong Holdings, Inc., 6.35%, 08/15/03 (c)       2,000,000   1,220,000
Masco Corp., 6.13%, 09/15/03                        2,000,000   2,057,048
Vulcan Materials Co., 6.00%, 04/01/09               1,000,000     999,448
                                                               ----------
                                                                4,276,496
                                                               ----------
=========================================================================
CONSUMER NON-CYCLICAL (0.8%)
Kimberly Clark Corp., 7.88%, 02/01/23               1,000,000   1,036,862
                                                               ----------
=========================================================================
CONTAINERS (0.8%)
Bemis Co., Inc., 6.70%, 07/01/05                    1,000,000   1,059,956
                                                               ----------

=========================================================================
CORPORATE BONDS (continued)
=========================================================================

                                                   PRINCIPAL
                                                     AMOUNT      VALUE
=========================================================================
ELECTRONICS (1.1%)
Arrow Electronics, Inc., 9.15%, 10/01/10           $1,500,000  $1,509,266
                                                               ----------

FINANCIAL / MISCELLANEOUS (4.7%)
Block Financial Corp., 8.50%, 04/15/07              1,000,000   1,098,599
Ford Motor Credit Co., 7.38%, 02/01/11              1,000,000   1,004,908
General Motors Acceptance Corp., 6.88%, 09/15/11    1,000,000   1,000,000
Household Finance Co., 6.75%, 05/15/11              1,000,000     991,986
International Lease Finance, 5.75%, 10/15/06        1,000,000   1,005,692
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05    1,000,000   1,179,987
                                                               ----------
                                                                6,281,172
                                                               ----------
=========================================================================
FOOD & RELATED (4.4%)
Dole Foods Co., 6.38%, 10/01/05                     1,000,000   1,005,194
Heinz (H.J.) Co., 6.63%, 07/15/11 (b)               1,000,000   1,024,944
Tyson Foods, Inc., 8.25%, 10/01/11 (b)              2,000,000   2,161,485
Whitman Corp., 7.29%, 09/15/26                      1,500,000   1,597,427
                                                               ----------
                                                                5,789,050
                                                               ----------
=========================================================================
HEALTHCARE (2.4%)
Kaiser Foundation Hospital, 9.55%, 07/15/05         2,000,000   2,212,732
McKesson HBOC, Inc., 6.30%, 03/01/05                1,000,000   1,016,792
                                                               ----------
                                                                3,229,524
                                                               ----------
=========================================================================
HOME FURNISHINGS (0.8%)
Leggett & Platt Inc., 7.65%, 02/15/05               1,000,000   1,066,687
                                                               ----------
=========================================================================
HOTELS / MOTELS (1.6%)
Marriott International, Inc., 6.88%, 11/15/05       2,000,000   2,074,184
                                                               ----------
=========================================================================
INSURANCE (0.9%)
AMBAC, Inc., 9.38%, 08/01/11                        1,000,000   1,207,583
                                                               ----------
=========================================================================
LEISURE PRODUCTS (0.7%)
Brunswick Corp., 6.75%, 12/15/06                    1,000,000     984,693
                                                               ----------
=========================================================================
MACHINERY & CAPITAL GOODS (2.9%)
Clark Equipment Co., 8.00%, 05/01/23                1,000,000   1,067,880
Dover Corp., 6.25%, 06/01/08                        1,650,000   1,706,621
Precision Castparts Corp., 8.75%, 03/15/05          1,000,000   1,078,479
                                                               ----------
                                                                3,852,980
                                                               ----------
=========================================================================
MEDICAL EQUIPMENT & SUPPLIES (2.4%)
Becton, Dickinson & Co., 8.70%, 01/15/25            2,000,000   2,205,906
Guidant Corp., 6.15%, 02/15/06                      1,000,000   1,019,169
                                                               ----------
                                                                3,225,075
                                                               ----------
=========================================================================
MEDICAL INSTRUMENTS & SUPPLIES (0.8%)
Bard (C.R.) Inc., 6.70%, 12/01/26                   1,000,000   1,025,229
                                                               ----------
=========================================================================
MOTOR VEHICLE PARTS & ACCESSORIES (1.3%)
Eaton Corp., 8.88%, 06/15/19                        1,500,000   1,681,692
                                                               ----------


                                                       2002 SEMIANNUAL REPORT 43

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE  BOND  FUND  (Continued)


========================================================================
CORPORATE BONDS (CONTINUED)
========================================================================

                                                 PRINCIPAL
                                                   AMOUNT       VALUE
========================================================================
NATURAL GAS (4.3%)
ANR Pipeline Co., 7.00%, 06/01/25                $1,500,000  $ 1,555,058
Columbia Energy Group, 6.80%, 11/28/05            2,000,000    1,985,234
ONEOK, Inc., 7.75%, 08/15/06                      2,000,000    2,131,108
                                                             -----------
                                                               5,671,400
                                                             -----------
========================================================================
NUCLEAR ENERGY (1.1%)
USEC, Inc., 6.63%, 01/20/06                       1,500,000    1,408,457
                                                             -----------
O========================================================================
FFICE FURNITURE (0.7%)
Herman Miller, Inc., 7.13%, 03/15/11              1,000,000      965,116
                                                             -----------
========================================================================
OIL & GAS (1.6%)
Sempra Energy, 6.95%,12/01/05                     1,000,000    1,030,976
Texaco Capital, Inc., 7.75%, 02/15/33             1,000,000    1,056,223
                                                             -----------
                                                               2,087,199
                                                             -----------
========================================================================
PAPER & FOREST PRODUCTS (5.0%)
International Paper Co., 8.12%, 06/15/24          1,500,000    1,545,923
ITT Rayonier, Inc., 7.50%, 10/15/02               3,000,000    3,065,294
Willamette Industries, Inc., 7.35%, 07/01/26      2,000,000    2,082,318
                                                             -----------
                                                               6,693,535
                                                             -----------
========================================================================
PHARMACEUTICALS (0.8%)
American Home Products Corp., 6.25%, 03/15/06     1,000,000    1,040,618
                                                             -----------
========================================================================
PUBLISHING & PRINTING (0.8%)
Times Mirror Co., 7.45%, 10/15/09                 1,000,000    1,082,083
                                                             -----------
========================================================================
RETAIL (3.9%)
Dayton Hudson Corp., 8.50%, 12/01/22              1,000,000    1,058,524
Lowe's Cos., 8.25%, 06/01/10                      1,000,000    1,137,941
May Department Stores Co., 8.30%, 07/15/26        2,000,000    2,144,464
Penney (J.C.) Co., Inc., 6.88%, 10/15/15          1,000,000      820,000
                                                             -----------
                                                               5,160,929
                                                             -----------
========================================================================
SERVICES (1.4%)
Fluor Corp., 6.95%, 03/01/07                      1,000,000      995,442
Service Corp. International, 6.00%, 12/15/05      1,000,000      898,750
                                                             -----------
                                                               1,894,192
                                                             -----------
========================================================================
TELECOMMUNICATIONS (0.7%)
WorldCom Inc., 8.25%, 05/15/31                    2,000,000      880,000
                                                             -----------
TELEPHONE COMMUNICATION (1.0%)
US West Capital Funding, Inc., 6.88%, 07/15/28    2,000,000    1,322,288
                                                             -----------
========================================================================
TEXTILES / APPAREL MANUFACTURING (1.7%)
V.F. Corp., 8.50%, 10/01/10                       1,000,000    1,090,460
V.F. Corp., 9.25%, 05/01/22                       1,075,000    1,129,305
                                                             -----------
                                                               2,219,765
                                                             -----------

                                                 PRINCIPAL
                                                   AMOUNT       VALUE
========================================================================
TOBACCO & TOBACCO PRODUCTS (0.7%)
Tobacco Settlement Financing Corp.,
6.36% 05/15/25                                   $1,000,000  $   970,070
                                                             -----------
========================================================================
UTILITIES (2.5%)
Baltimore Gas & Electric, 7.50%, 01/15/07         1,200,000    1,289,530
South Carolina Electric & Gas, 6.13%, 03/01/09    2,000,000    2,021,000
                                                             -----------
                                                               3,310,530
                                                             -----------
TOTAL CORPORATE BONDS                                         85,662,457
                                                             -----------
========================================================================
U.S. GOVERNMENT OBLIGATIONS (23.0%)
========================================================================

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.2%)
6.75%, 02/25/23                                      87,455       88,053
6.75%, 04/25/24                                     174,910      169,586
                                                             -----------
                                                                 257,639
                                                             -----------
========================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.6%)
6.62%, 06/01/16, Pool #383661                     1,983,136    2,088,941
6.85%, 05/17/20, Series 97-M6                     2,000,000    2,111,140
7.00%, 04/25/20, REMIC G92-15G                       44,657       44,995
7.00%, 09/25/24, Series 01-36                     3,000,000    3,110,691
7.13%, 09/01/07, Pool #323286                     1,860,856    2,004,916
                                                             -----------
7.30%, 05/25/10, Series 00-T5                     3,000,000    3,305,199
                                                             -----------
                                                              12,665,882
                                                             -----------
========================================================================
U.S.TREASURY BONDS (13.2%)
10.38%, 11/15/12                                  3,000,000    3,806,133
8.13%, 08/15/19                                   4,000,000    5,061,564
5.50%, 08/15/28                                   9,000,000    8,699,058
                                                             -----------
                                                              17,566,755
                                                             -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                             30,490,276
                                                             -----------


                                                       2002 SEMIANNUAL REPORT 44

======================================================================================
COMMERCIAL PAPER (5.0%)
======================================================================================

                                                             PRINCIPAL
                                                               AMOUNT        VALUE
======================================================================================
Becton Dickinson & Co., 1.88%, 05/01/02                      $2,594,000  $  2,593,865
Johnson Controls, 1.95%, 05/01/02                             4,000,000     3,999,783
                                                                         -------------
TOTAL COMMERCIAL PAPER                                                      6,593,648
                                                                         -------------
TOTAL INVESTMENTS (COST $128,437,607) (A) - 99.0%                         131,157,550
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%                                1,289,065
                                                                         -------------
NET ASSETS - 100.0%                                                      $132,446,615
                                                                         =============
(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of
     securities as follows:

     Unrealized appreciation                                             $  4,799,640
     Unrealized depreciation                                               (2,079,697)
                                                                         -------------
     Net unrealized appreciation                                         $  2,719,943
                                                                         =============

Aggregate cost for federal income tax purposes is substantially the same.

(b) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)  Defaulted security with respect to interest payments.

REMIC Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 45

[GRAPHIC OMITTED]  GARTMORE  GOVERNMENT             Class A Shares symbol: NUSAX
                   BOND  FUND                       Class B Shares symbol: NIBBX
                                                    Class C Shares symbol: NGVCX
CORE  Series                                        Class D Shares symbol: NAUGX
================================================================================

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, returning -0.77%* versus -1.40% for the Merrill Lynch Government Master Index. For the trailing 12 months, the Fund returned 7.97%*, outperforming the Index, which returned 7.44%. For broader comparison purposes, the S&P 500 Index returned 2.31% for the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

This was a difficult period for fixed-income investors as signs of an economic recovery took hold. With the federal funds rate at a 40-year low, market participants believed the Federal Reserve would begin to aggressively raise rates, so they sold bonds in anticipation of that action. The result was a rise in intermediate bond yields of 80 to 90 basis points and a negative return for the period. The Fund did well in this difficult environment by overweighting mortgage-backed securities (MBS). This sector had cheapened considerably in the prior period and led us to increase our weighting to nearly 50% at one point before taking some profits.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

As previously mentioned, the Funds best-performing securities were MBS followed by agency notes and U.S. Treasuries. The poor performance of the Treasury market was the result of increasing supply as the era of government surpluses has ended. The portfolio strategy during the period was to identify value within the government, agency and MBS markets while maintaining average maturity. As opportunities became available investments were moved from relatively overvalued issues to those determined to be undervalued.

HOW IS THE FUND POSITIONED?

We believe that the Federal Reserve will tighten less aggressively than what is currently priced into the market, and yields have room to fall in adjusting to this scenario. The Fund is slightly overweighted in the intermediate sector. Fund holdings will be moved toward a flattening exposure as the likelihood increases that the Federal Reserve will raise short-term interest rates. A flattening exposure entails holding a combination of longer and shorter bonds, a strategy which works well when the federal funds rate is rising.

PORTFOLIO  MANAGER:  GARY  R.  HUNT,  CFA

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $181,775,871

APRIL  30,  2002

AVERAGE  ANNUAL  TOTAL  RETURN

(For  Periods  Ended  April  30,  2002)

YEARS                    1      5     10
==========================================
Class A(1)  w/o SC(2)  7.97%  7.21%  7.01%
            w/SC(3)    3.07%  6.22%  6.51%
------------------------------------------
Class B(1)  w/o SC(2)  7.23%  6.67%  6.74%
            w/SC(4)    2.23%  6.36%  6.74%
------------------------------------------
Class C(1)  w/o SC(2)  7.34%  7.06%  6.93%
            w/SC(5)    6.31%  6.85%  6.83%
------------------------------------------
Class D     w/o SC(2)  8.20%  7.41%  7.11%
            w/SC(3)    3.30%  6.42%  6.61%

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended April 30, 2002, but such performance diverged due to the low initial asset level and the brief operational period of the Class C shares.

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 4.50% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

+    See legend on first page of this report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class D  ML Govt Master Index Tr (Index)   CPI
30-Apr-1992     9550                            10000  10000
30-Apr-1993    10653                            11410  10323
30-Apr-1994    10729                            11536  10566
30-Apr-1995    11457                            12298  10889
30-Apr-1996    12377                            13333  11204
30-Apr-1997    13272                            14195  11484
30-Apr-1998    14624                            15760  11649
30-Apr-1999    15452                            16788  11914
30-Apr-2000    15608                            17121  12272
30-Apr-2001    17534                            19066  12681
30-Apr-2002    18972                            20484  12879

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. Agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 46

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
=============================================================================


=============================================================================
GARTMORE  GOVERNMENT  BOND  FUND
=============================================================================

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (93.7%)

                                                    PRINCIPAL
                                                     AMOUNT         VALUE
=============================================================================
FEDERAL FARM CREDIT BANK (0.6%)
7.16%, 05/15/06                                    $ 1,000,000  $  1,085,406
                                                                -------------
=============================================================================
FEDERAL HOME LOAN BANK (13.6%)
3.65%, 10/24/03                                      3,240,000     3,251,048
5.70%, 06/07/06                                      3,000,000     3,094,533
5.63%, 07/26/06                                     15,000,000    15,431,565
6.02%, 01/09/08                                      1,000,000     1,044,227
6.19%, 05/06/08                                      2,000,000     2,099,992
                                                                -------------
                                                                  24,921,365
                                                                -------------
=============================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION (28.5%)
5.98%, 12/08/05                                      3,000,000     3,152,475
5.25%, 01/15/06                                     15,000,000    15,390,691
7.25%, 06/15/07, REMIC, Series 1313-G                1,025,821     1,025,121
5.50%, 12/01/08, Pool #M80710                       13,069,011    13,185,567
5.50%, 02/15/10, REMIC, Series 2124-GC               5,000,000     5,145,102
6.00%, 06/15/11, REMIC, Series 1858-H                1,936,917     1,999,027
3.50%, 12/15/21, REMIC, Series 1629-HA               1,000,000       983,635
7.00%, 05/15/22, REMIC, Series 1424-PJ               2,000,000     2,090,829
6.50%, 09/15/23, REMIC, Series 1584-L                2,000,000     2,020,561
6.50%, 03/15/24, REMIC, Series 1684-I                2,000,000     2,025,695
6.25%, 01/15/27, REMIC, Series 2020-D                2,000,000     2,068,630
6.50%, 03/15/31, REMIC, Series 2296-G                1,182,172     1,076,866
6.50%, 03/15/31, REMIC, Series 2296-H                1,978,185     2,019,372
                                                                -------------
                                                                  52,183,571
                                                                -------------
=============================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (30.6%)
8.00%, 07/25/02, REMIC, Series 92-126-VB                73,270        73,397
6.31%, 01/01/06, Pool #73341                           890,793       935,122
5.78%, 06/06/06                                      3,000,000     3,077,364
6.00%, 06/11/07                                      1,100,000     1,130,582
7.41%, 10/01/07, Pool #382684                        1,000,000     1,076,617
6.10%, 07/01/08, Pool #380488                          953,669       987,246
6.50%, 07/25/08, REMIC, Series 93-114-H              4,000,000     4,201,944
6.00%, 08/25/08, REMIC, Series 94-34-C               1,500,000     1,551,382
6.00%, 11/25/08, REMIC, Series 94-48-E               2,000,000     2,074,548
7.42%, 11/01/11, Pool #73731                         6,534,207     7,125,320
6.50%, 04/25/13, REMIC, Series 99-19-TD              3,000,000     3,119,090
6.30%, 05/01/13, Pool #380311                        1,910,882     1,996,072
15.00%, 08/06/13                                     2,000,000     3,474,084
6.30%, 04/01/14, Pool #381570                        1,065,607     1,093,920
7.90%, 08/01/15, Pool #381190                        1,652,783     1,898,745
7.11%, 10/01/15, Pool #383142                        3,168,663     3,393,717
10.35%, 12/10/15                                     1,725,000     2,410,874
6.68%, 05/01/16, Pool #383452                        2,234,731     2,340,419
7.05%, 02/01/17, Pool #73847                         1,629,212     1,745,665
7.18%, 02/01/17, Pool #73942                         2,096,091     2,263,096
9.25%, 10/25/18, REMIC, Series 88-25-B                  82,498        90,954
8.50%, 01/25/20, REMIC, Series 90-7-B                  412,229       442,446
7.50%, 02/25/23, REMIC, Series 93-16-Z               1,576,807     1,653,462
7.25%, 07/18/27, REMIC, Series 97-42-EN              5,000,000     5,255,377
=============================================================================

                                                    PRINCIPAL
                                                     AMOUNT         VALUE
=============================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
6.27%, 02/25/35, REMIC 98-M4-D                     $ 2,500,000  $  2,506,522
                                                                -------------
                                                                  55,917,965
                                                                -------------
=============================================================================
HOUSING & URBAN DEVELOPMENT (1.2%)
6.70%, 08/01/09                                      2,000,000     2,119,930
                                                                -------------
=============================================================================
PRIVATE EXPORT FUNDING (0.4%)
7.89%, 02/15/05, Series 1994-A                         750,000       799,508
                                                                -------------
=============================================================================
U.S.TREASURY BONDS (17.1%)
11.25%, 02/15/15                                     7,750,000    11,865,374
7.50%, 11/15/16                                      7,000,000     8,305,115
8.13%, 08/15/19                                      8,000,000    10,123,128
6.25%, 08/15/23                                      1,000,000     1,061,719
                                                                -------------
                                                                  31,355,336
                                                                -------------
=============================================================================
U.S.TREASURY STRIPS (1.7%)
0.00%, 07/15/20                                     10,000,000     3,196,790
                                                                -------------
=============================================================================
TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS                                                      171,579,871
                                                                -------------

=============================================================================
REPURCHASE AGREEMENT (5.6%)
=============================================================================

Warburg Dillon Reed, 1.80%, dated 04/30/02,
due 05/01/02, repurchase price $10,196,510
(Fully collateralized by U.S. Treasury Notes)       10,196,000    10,196,000
                                                                -------------

TOTAL REPURCHASE AGREEMENT                                        10,196,000
                                                                -------------

TOTAL INVESTMENTS (COST $176,324,138)
 (a) - 99.3%                                                     181,775,871

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                       1,189,307
                                                                -------------
NET ASSETS - 100.0%                                             $182,965,178
                                                                =============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                    $  5,556,399
     Unrealized depreciation                                        (104,666)
                                                                -------------
     Net unrealized appreciation                                $  5,451,733
                                                                =============
     Aggregate cost for federal income tax purposes is substantially the same.

     REMIC Real Estate Mortgage Investment Conduit

     STRIPS Separate Trading of Registered Interest and Principal Securities


SEE NOTES TO FINANCIAL STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 47

GARTMORE TAX-FREE                                   Class A Shares symbol: NTFAX
INCOME FUND                                         Class B Shares symbol: NTFBX
                                                    Class C Shares symbol: NTFCX
CORE Series                                         Class D Shares symbol: NATFX
================================================================================


HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 0.15%* versus 1.08% for the Lehman Brothers Municipal Bond Index. For the trailing 12 months, the Fund returned 5.81%*, underperforming the Index, which returned 7.00%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT MARKET/ECONOMIC FACTORS INFLUENCED THE PORTFOLIOS PERFORMANCE?

Several factors influenced the municipal bond market as well as the Fund, including increased supply, lower interest rates and volatile financial markets. Bond issues during 2001 were up 43% over the prior year and continued to be strong $87 billion for the first four months of 2002, up 12% over the same period in 2001.

The overall surge was a result of state and local governments taking advantage of lower interest rates to issue bonds to fund capital investments as their budget surpluses declined after the Sept. 11 terrorist attacks. In general, healthy demand from traditional institutional and retail buyers has allowed the market to absorb the increasing supply. However, during March the market began to struggle. The consistent economic data that has indicated improvement in the economy has begun to reinforce investor concern about the possibility of rising interest rates. As a result, the municipal markets yields rose sharply during the month as bond prices declined.

The rise in Treasury yields created the relatively unattractive conditions in the municipal market. During April, in contrast to March, concerns about the conflict in the Middle East served as an impetus for a flight to quality and safety that funded a rally in the municipal market.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM PERFORMANCE?

Shorter-duration securities (five years and shorter) provided the best average return of 1.58%, while longer-duration securities (10 years and longer) provided an average return of 0.91%, according to the Lehman Brothers Municipal Bond Index. The top-performing securities in the portfolio were its shorter-duration securities, making up approximately 35% of the portfolio holdings. The portfolios average maturity was 17.91 years with a duration (measure of interest-rate sensitivity) of 6.95 years, as compared to 13.86 years and 6.23 years, respectively, for the Lehman Brothers Municipal Bond Index.

HOW IS THE FUND POSITIONED?

During the next few months, we expect the market to be focused on the expectations of higher interest rates and an improving economy. This will produce continued volatility and investment opportunities. We will continue to monitor market developments and attempt to take advantage of opportunities to increase coupon income and improve call protection where deemed appropriate.

PORTFOLIO MANAGER: ALPHA BENSON

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO  MARKET  VALUE  $204,226,657

APRIL  30,  2002

AVERAGE ANNUAL TOTAL RETURN

(For Periods Ended April 30, 2002)

YEARS                    1      5     10
==========================================
Class A(1)  w/o SC(2)  5.81%  5.38%  5.85%
            w/SC(3)    1.05%  4.41%  5.37%
------------------------------------------
Class B(1)  w/o SC(2)  5.29%  4.91%  5.61%
            w/SC(4)    0.29%  4.58%  5.61%
------------------------------------------
Class C(1)  w/o SC(2)  5.27%  5.24%  5.78%
            w/SC(5)    3.25%  5.03%  5.67%
------------------------------------------
Class D     w/o SC(2)  6.08%  5.59%  5.95%
            w/SC(3)    1.30%  4.62%  5.47%
------------------------------------------

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended April 30, 2002, but such performance diverged due to the low initial asset level and the brief operational period of the Class C shares.

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.

2    These returns do not reflect the effects of sales charges (SC).

3    A 4.50% front-end sales charge was deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

+    See legend on first page of this report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

                         Lehman Muni
Date         Class D  Bond IX Tr (Index)   CPI
30-Apr-1992     9550               10000  10000
30-Apr-1993    10863               11265  10323
30-Apr-1994    10798               11508  10566
30-Apr-1995    11489               12273  10889
30-Apr-1996    12235               13249  11204
30-Apr-1997    12974               14130  11484
30-Apr-1998    14122               15444  11649
30-Apr-1999    14969               16518  11914
30-Apr-2000    14646               16366  12272
30-Apr-2001    16053               18065  12681
30-Apr-2002    17029               19319  12879

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/02. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 48

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================


GARTMORE TAX-FREE INCOME FUND

================================================================================
MUNICIPAL BONDS (98.5%)
================================================================================

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
================================================================================
ALABAMA (9.6%)
Alabama 21st Century Authority Tobacco
  Settlement Revenue Bonds, 5.50%, 2021                $ 2,500,000  $ 2,556,200
Alabama 21st Century Authority Tobacco
  Settlement Revenue Bonds, 5.75%, 2015                  5,000,000    4,735,300
Alabama Housing Finance Authority Single-Family
  Mortgage Revenue Bonds, (Collateralized
  Home Mortgage Revenue Bond Program),
  Series 1996-D, 6.00%, 2016                             2,165,000    2,252,055
Auburn University Alabama General Fee
  Revenue Bonds, 5.50%, 2018                             1,685,000    1,757,455
Birmingham, Alabama General Obligation Unlimited
  Tax Parking Warrants, Series 1995-A, 5.90%, 2018       1,100,000    1,175,416
Birmingham, Alabama Water & Sewer Revenue
  Warrants, Series 1998-A, 4.75%, 2029                   3,500,000    3,139,465
Jefferson County, Alabama Sewer Capital Improvement
  Revenue Warrants, Series A, 5.13%, 2029                4,500,000    4,382,100
                                                                    -----------
                                                                     19,997,991
                                                                    -----------
================================================================================
ARIZONA (1.0%)
Mesa, Arizona Industrial Development Authority
  Revenue Bonds, (Discovery Health Systems),
  Series A, 5.63%, 2029                                  1,800,000    1,858,014
Salt River Project Agricultural Improvement & Power
  District, Arizona Electric System Revenue Bonds,
  Series 1992-C, 6.20%, 2012                               260,000      266,019
                                                                    -----------
                                                                      2,124,033
                                                                    -----------
================================================================================
COLORADO (1.7%)
Denver, Colorado City & County Airport Revenue
  Bonds, Series B, 5.50%, 2025                           3,500,000    3,543,925
                                                                    -----------
================================================================================
CONNECTICUT (1.1%)
Connecticut Housing Finance Authority Housing

Mortgage Finance Program Bonds, Series 1992-B,
  6.70%, 2012                                            2,115,000    2,185,578
                                                                    -----------

================================================================================
DISTRICT OF COLUMBIA (1.2%)
District of Columbia General Obligation Unlimited
  Bonds, Series A, 5.50%, 2029                           1,775,000    1,735,986
District of Columbia Prerefunded General Obligation
  Unlimited, Series A, 5.50%, 2029                         725,000      799,740
                                                                    -----------
                                                                      2,535,726
                                                                    -----------
================================================================================
FLORIDA (1.8%)
Florida State Board of Education Capital Outlay
  (Public Education), Series D, 5.20%, 2019              3,630,000    3,651,815
                                                                    -----------


================================================================================
GEORGIA (3.2%)
Atlanta, Georgia Airport General Obligation Refunding
  Revenue Bonds, Series A, 5.50%, 2026                   1,000,000    1,023,240
Georgia Local Government Certificates of
  Participation Grantor Trust, Series 1998-A,
  4.75%, 2028                                            1,000,000      933,510


                                                             PRINCIPAL
                                                               AMOUNT       VALUE
====================================================================================
GEORGIA (continued)
Georgia Municipal Electric Power Authority Revenue
  Bonds, Prerefunded Series V, 6.60%, 2018                   $  465,000  $   554,652
Georgia Municipal Electric Power Authority Revenue
  Bonds, Unrefunded Series V, 6.60%, 2018                     2,285,000    2,717,162
Georgia Private College & Universities Authority,
  Refunding Revenue Bonds, (Mercer University
  Project), Series A, 5.25%, 2025                             1,500,000    1,462,515
                                                                         -----------
                                                                           6,691,079
                                                                         -----------

====================================================================================
ILLINOIS (10.8%)
Chicago Illinois Project General Obligation Limited,
  Series A, 5.38%, 2024                                       2,930,000    2,952,649
Chicago Park District, Illinois General Obligation
  Unlimited Tax Park Bonds,
  Series 1996, 5.60%, 2021                                    3,050,000    3,137,749
Illinois Development Finance Authority Hospital
  Revenue Bonds, (Adventist Health Systems/Sunbelt
  Obligation), 5.50%, 2020                                    1,750,000    1,646,645
Illinois Development Finance Authority Hospital
  Revenue Bonds, (Adventist Health Systems/Sunbelt
  Obligation), 5.65%, 2024                                    3,000,000    2,835,269
Illinois Housing Development Authority Homeowner
  Mortgage Revenue Bonds, Series 1994 A-1,
  6.45%, 2017                                                 1,000,000    1,001,670
Illinois State Building, Illinois Sales Tax Revenue Bonds,
  Series V, 6.38%, 2017                                       2,500,000    2,804,325
Illinois State General Obligation Unlimited Tax Bonds,
  Series 1994, 5.80%, 2019                                    3,000,000    3,165,330
Illinois State General Obligation Unlimited,
  5.25%, 2023                                                 3,425,000    3,425,582
Metropolitan Pier & Exposition Authority, Illinois
  Dedicated State Tax Revenue Bonds,
  (Mccormick Place Expansion Project), 5.50%, 2024            1,500,000    1,532,880
                                                                         -----------
                                                                          22,502,099
                                                                         -----------

====================================================================================
INDIANA (4.1%)
Ball State University Student Fee Revenue Bonds,
  Series J, 6.20%, 2020                                       1,000,000    1,097,660
Indiana State Toll Road Commission East-West Toll
  Road Revenue Bonds, Series 1980, 9.00%, 2015                5,335,000    7,324,048
                                                                         -----------
                                                                           8,421,708
                                                                         -----------
====================================================================================
KANSAS (0.8%)
Wichita, Kansas Hospital Revenue Refunding Bonds,
  (Facilities Improvements Series XI), 6.75%, 2019            1,500,000    1,605,210
                                                                         -----------
====================================================================================
KENTUCKY (1.6%)
Jefferson County, Kentucky Jewish Hospital Healthcare
  Services Health Facilities Revenue Bonds,
  (Jewish Hospital, Inc.), Series 1995, 6.50%, 2015           3,250,000    3,326,603
                                                                         -----------


                                                       2002 SEMIANNUAL REPORT 49

 [GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                    April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE TAX-FREE INCOME FUND (Continued)

================================================================================
MUNICIPAL BONDS (continued)
================================================================================


                                                         PRINCIPAL
                                                           AMOUNT      VALUE
===============================================================================
LOUISIANA (1.7%)
Tobacco Settlement Financing Corporation
  (Louisiana Revenue Asset Backed),
  Series 2001B, 5.88%, 2039                              $2,500,000  $2,253,300
Tobacco Settlement Lousiana Revenue Asset
  Backed Series 2001B, 5.50%, 2030                        1,500,000   1,355,175
                                                                     ----------
                                                                      3,608,475
                                                                     ----------

===============================================================================
MASSACHUSETTS (2.5%)
Massachusetts Bay Transportation Authority
  Revenue Bonds, (General Transportation System),
  Series A, 5.38%, 2019                                   2,000,000   2,047,040
Massachusetts State Consumer Loan General Obligation
  Limited, Series B, 5.25%, 2021                          1,500,000   1,517,550
Massachusetts State General Obligation Unlimited
  Tax Bonds, (Consolidated Loan),
  Series 1992-B, 6.50%, 2013                              1,525,000   1,546,274
                                                                     ----------
                                                                      5,110,864
                                                                     ----------

===============================================================================
MICHIGAN (3.7%)
Michigan State General Obligation Unlimited Tax Bonds,
  (Environmental Protection Program),
  Series 1992, 6.25%, 2012                                3,500,000   3,996,964
Michigan State Hospital Finance Authority Refunding
  Revenue Bonds, (Henry Ford Health), 6.00%, 2024         1,500,000   1,513,545
Michigan State Hospital Finance Authority Revenue
  Bonds, (Ascension Health Credit),
  Series A, 5.75%, 2018                                   2,000,000   2,092,140
                                                                     ----------
                                                                      7,602,649
                                                                     ----------

===============================================================================
MINNESOTA (1.8%)
Minnesota State Housing Finance Agency Single-Family
  Mortgage Revenue Bonds,
  Series 1994-K, 6.40%, 2015                              2,090,000   2,165,240
St. Louis Park Minnesota Independent School District
  Number 238 General Obligation Unlimited Tax
  Bonds, 5.75%, 2018                                      1,500,000   1,583,700
                                                                     ----------
                                                                      3,748,940
                                                                     ----------

===============================================================================
MISSOURI (1.0%)
Missouri State Environmental Improvement & Energy
  Resource Authority, State Revolving Fund-Multiple,
  Series A, Refunded Portion, 6.55%, 2014                   365,000     374,738
Missouri State Environmental Improvement & Energy
  Resource Authority, State Revolving Fund-Multiple,
  Series A, Refunded Portion, 6.55%, 2014                 1,635,000   1,681,140
                                                                     ----------
                                                                      2,055,878
                                                                     ----------

===============================================================================
NEBRASKA (2.5%)
Nebraska Public Power District, Power Supply Systems
  Revenue Bonds, Series 1993, 6.13%, 2015                 5,000,000   5,238,799
                                                                     ----------

                                                         PRINCIPAL
                                                           AMOUNT      VALUE
===============================================================================
NEW JERSEY (2.2%)
New Jersey State Transportation Trust Fund
Authority, Transportation Systems Revenue
Bonds,Series A, 5.75%, 2017                              $1,000,000  $1,117,170
New Jersey State Transportation Trust Fund
Authority, Transportation Systems Revenue
Bonds, Series B, 6.00%, 2015                              2,000,000   2,242,780
New Jersey State Turnpike Authority Revenue
Bonds,Series 1991-C, 6.50%, 2016                          1,000,000   1,170,870
                                                                     ----------
                                                                      4,530,820
                                                                     ----------

===============================================================================
NEW MEXICO (0.7%)
Bernalillo County, New Mexico Gross Receipts
Tax Revenue Bonds, 5.25%, 2026                            1,500,000   1,499,880
                                                                     ----------

===============================================================================
NEW YORK (1.1%)
New York State Local Government Assistance
Corporation Revenue Refunding Bonds,
Series 1993-E, 6.00%, 2014                                1,000,000   1,144,800
New York, New York City Transitional Finance
Authority Future Tax Secured Revenue Bonds,
Series B, 5.75%, 2019                                     1,000,000   1,066,890
                                                                     ----------
                                                                      2,211,690
                                                                     ----------

===============================================================================
NORTH CAROLINA (4.1%)
North Carolina Housing Finance Agency, Single-Family
Revenue Bonds, Series A, 6.25%, 2017                      1,580,000   1,632,203
North Carolina Medical Care Commission Hospital
Revenue Bonds, (Firsthealth of the Carolinas),
4.75%, 2026                                               2,500,000   2,287,350
North Carolina Medical Care Commission Hospital
Revenue Bonds, (Gaston Health Care), 5.00%, 2029          3,300,000   3,022,734
North Carolina Medical Care Commission Hospital
Revenue Refunding Bonds, (North Carolina Baptist
Hospitals Project), Series 1992-A, 6.38%, 2014            1,500,000   1,532,430
                                                                     ----------
                                                                      8,474,717
                                                                     ----------

===============================================================================
OHIO (2.3%)
Franklin County, Ohio Hospital Refunding & Improvement
Revenue Bonds, (The Children's Hospital Project),
Series 1996-A, 5.75%, 2020                                1,100,000   1,115,862
Hamilton, Ohio City School District General Obligation
Bonds, Series A, 5.50%, 2019                              1,000,000   1,029,720
Montgomery County, Ohio Hospital Revenue Bonds,
(Kettering Medical Center), 6.75%, 2018                   2,500,000   2,614,500
                                                                     ----------
                                                                      4,760,082
                                                                     ----------

===============================================================================
PENNSYLVANIA (2.7%)
Pennsylvania Housing Finance Agency Rental Housing
Refunding Revenue Bonds, Issue 1992, 6.25%, 2007          1,500,000   1,533,645

Pennsylvania Housing Finance Agency Rental Housing

Refunding Revenue Bonds, Issue 1992, 6.40%, 2012          4,055,000   4,145,224
                                                                     ----------
                                                                      5,678,869
                                                                     ----------


                                                       2002 SEMIANNUAL REPORT 50

================================================================================
MUNICIPAL BONDS (continued)
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT       VALUE
=============================================================================
SOUTH CAROLINA (5.9%)
South Carolina State Housing Finance & Development
  Authority Homeownership Mortgage Purchase
  Bonds, Series 1994-A, 6.38%, 2016                   $2,370,000  $ 2,478,877
South Carolina State Housing Finance &
  Development Authority Multi-Family Revenue
  Refunding Bonds,Series 1992-A, 6.88%, 2023           1,500,000    1,530,675
South Carolina State Public Service Authority
  Revenue Bonds, Series A, 5.50%, 2022                 1,000,000    1,030,640
South Carolina Transportation Infrastructure
  Revenue Bonds, 5.50%, 2030                           1,000,000    1,019,610
South Carolina Transportation Infrastructure
  Revenue Bonds, Series A, 5.38%, 2024                 3,000,000    3,025,410
Spartanburg, South Carolina Water System
  Revenue Bonds, Series 1996, 6.10%, 2006              1,000,000    1,113,250
Tobacco Settlement Revenue Management
  Revenue Bonds, Series B, 6.00%, 2022                 2,000,000    2,024,520
                                                                  -----------
                                                                   12,222,982
                                                                  -----------

=============================================================================
TENNESSEE (2.9%)
Nashville & Davidson County, Tennessee Health &
  Educational Facilities Revenue Bonds,
  (Meharry Medical College New Collateralized),
  Series 1979, 7.88%, 2004                               670,000      717,027
Shelby County, Tennessee Educational & Housing
  Facilities Board Revenue Bonds, (St. Judes
  Children's Research), 5.38%, 2024                    4,200,000    4,138,302
Shelby County, Tennessee Health Educational &
  Housing Facilities Board Revenue Bonds,
  (St. Judes Children's Research), 6.00%, 2014         1,000,000    1,069,440
                                                                  -----------
                                                                    5,924,769
                                                                  -----------

=============================================================================
TEXAS (17.1%)
Beaumont Independent School District, Texas General
  Obligation Unlimited Tax School Building Bonds,
  Series 1996, 5.00%, 2016                             2,325,000    2,337,555
Collin County, Texas Permanent Improvement
  General Obligation Limited Tax Bonds,
  Series A, 5.50%, 2019                                1,300,000    1,336,777
Comal, Texas Independent School District General
  Obligation Unlimited Tax School Building and
  Refunding Bonds, 5.63%, 2019                         2,000,000    2,077,440
Fort Bend Independent School District, Texas
  General Obligation Unlimited Tax Bonds,
  Series 1996, 5.00%, 2018                             2,300,000    2,306,118
Fort Worth, Texas General Obligation Limited
  Tax Bonds, 5.63%, 2017                               1,350,000    1,393,349
Gulf Coast Waste Disposal Authority Texwaste
  Disposal Revenue Bonds, (Valero Energy
  Corp. Project), 5.70%, 2032 (b)                      1,000,000      945,360
Harris County, Texas Health Facilities Development
  Corporation Revenue School Health Care Systems,
  Series B, 5.75%, 2027                                5,325,000    5,781,566

                                                      PRINCIPAL
                                                        AMOUNT       VALUE
=============================================================================
TEXAS (continued)
Houston, Texas Independent School District
  General Obligation Limited Tax School
  House Refunding Bonds, 4.75%, 2026                 $ 4,000,000  $ 3,658,800
Houston, Texas Independent School District
  General Obligation Limited Tax School House
  Refunding Bonds, Series 1997, 5.38%, 2017            1,500,000    1,532,550
Lower Colorado River Authority, Texas Junior Lien
  Refunding Revenue Bonds, Escrowed
  Series 1992, 6.00%, 2017                             1,245,000    1,416,287
Montgomery County Texas General Obligation
  Limited, 5.25%, 2019                                 1,000,000    1,012,140
Port Corpus Christi, Texas Industrial Development
  Corporation Revenue Refunding Bonds,
  (Valero Energy Corp.), Series 1998-A, 5.45%, 2027    1,250,000    1,172,313
San Antonio Texas Water Revenue Bonds,
  5.00%, 2025                                          1,000,000      960,380
Socorro Texas Independent School District
  General Obligation Unlimited Tax Bonds,
  Series A, 5.75%, 2014                                1,000,000    1,064,320
Texas State Water Development General Obligation
  Unlimited Tax Bonds, Series 1994, 6.90%, 2017        2,415,000    2,617,812
United Independent School District General
  Obligation Unlimited Tax Bonds, 5.38%, 2025          1,000,000    1,004,350
Weatherford, Texas Independent School District
  General Obligation Unlimited Tax School Building
  and Refunding Bonds, Series 1994, 6.50%, 2015        2,655,000    2,910,146
Wichita Falls Texas Water and Sewer Revenue
  Bonds (Priority Lien), 5.38%, 2019                   2,000,000    2,046,360
                                                                  -----------
                                                                   35,573,623
                                                                  -----------

=============================================================================
UTAH (0.5%)
Utah State Housing Finance Agency Multi-Family
  Housing Refunding Revenue Bonds, (Cottonwoods
  Apartment Project), Issue 1995, 6.30%, 2015          1,000,000    1,045,900
                                                                  -----------

=============================================================================
VERMONT (1.0%)
Vermont Educational & Health Buildings Financing
  Agency Revenue Bonds, (Fletcher Allen Health),
  Series A, 6.00%, 2023                                2,000,000    2,140,280
                                                                  -----------

=============================================================================
VIRGINIA (2.2%)
Fairfax County, Virginia Water Authority Refunding
  Revenue Bonds, Series 1992, 6.00%, 2022                940,000    1,014,533
Henrico County, Virginia Water & Sewer System
  Refunding Revenue Bonds, Series 1994,
  5.88%, 2014                                          1,205,000    1,283,843
Virginia State Public School Authority Revenue
  Bonds, Series A, 6.20%, 2013                         2,000,000    2,172,920
                                                                  -----------
                                                                    4,471,296
                                                                  -----------


                                                       2002 SEMIANNUAL REPORT 51

 [GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE TAX-FREE INCOME FUND (Continued)

================================================================================
MUNICIPAL BONDS (continued)
================================================================================


                                                          PRINCIPAL
                                                            AMOUNT       VALUE
==================================================================================
WASHINGTON (5.2%)
Central Puget Sound, Washington Regional
  Transit Authority Sales Tax & Motor Bonds,
  4.75%, 2028                                           $  2,905,000  $  2,651,452
Seattle, Washington Municipal Light & Power
  Revenue Improvement & Refunding
  Revenue Bonds, 5.13%, 2026                               1,500,000     1,466,700
Seattle, Washington Water Systems Revenue
  Bonds, 5.38%, 2029                                       2,000,000     2,004,700
Washington State Motor Vehicle Fuel Tax General
  Obligation Unlimited Tax Bonds, Series 1997-D,
  5.38%, 2022                                              3,500,000     3,524,745
Washington State Motor Vehicle Fuel Tax General
  Obligation Unlimited Tax Bonds, Series C, 5.80%, 2017    1,000,000     1,064,130
                                                                      ------------
                                                                        10,711,727
                                                                      ------------

==================================================================================
WISCONSIN (0.5%)
Wisconsin State General Obligation Unlimited,
  Series C, 5.55%, 2021                                    1,000,000     1,028,650
                                                                      ------------

TOTAL MUNICIPAL BONDS                                                  204,226,657
                                                                      ------------
TOTAL INVESTMENTS (COST $196,231,931) (A) - 98.5%                      204,226,657
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%                             3,044,839
                                                                      ------------
NET ASSETS - 100.0%                                                   $207,271,496
                                                                      ============


================================================================================
(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                                        $  8,961,863
     Unrealized depreciation                                            (967,137)
                                                                    -------------
     Net unrealized appreciation                                    $  7,994,726
                                                                    =============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Income from bond may be subject to the federal alternative minimum tax.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

INDUSTRY                                                    PERCENT %     VALUE
Airports Flying Fields                                      3.67%  $  7,599,925
Air, Water, and Solid Waste                                  .99%     2,046,360
Colleges and Universities                                   1.24%     2,560,175
Educational Services                                         .51%     1,064,320
Elementary and Secondary Schools                            7.22%    14,965,275
Environmental Quality                                        .99%     2,055,878
Facilities Support Services                                  .46%       960,380
Finance, Taxation, and Money                                5.08%    10,538,400
General Obligation                                         21.20%    43,946,302
Heath Services                                              8.29%    17,173,217
Hospitals                                                  10.67%    22,123,700
Insurance Carriers                                           .49%     1,019,610
Miscellaneous                                                .57%     1,172,312
Multi-Family Housing                                        5.04%    10,441,021
Regulation, Administration of Transportation                1.08%     2,242,780
Regulation, Administration of Utilities                      .71%     1,466,700
Single Family Housing                                       4.60%     9,530,046
Tobacco and Tobacco Products                                6.24%    12,924,495
Transportation Services                                     7.38%    15,288,950
Water, Sewer, and Utility                                  12.10%    25,106,811
                                                           ------  ------------
                                                           98.53%  $204,226,657
                                                           ======  ============

SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 52

[GRAPHIC OMITTED]  GARTMORE MONEY MARKET FUND  Prime Shares symbol: MIFXX
                                               Institutional Class symbol: GMIXX
                                               Service Class symbol: NWSXX
CORE Series
================================================================================


HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2002, the Fund underperformed its benchmark, returning 0.64%* versus 1.10% for the Consumer Price Index. For the trailing 12 months, the Fund returned 2.20%*, outperforming the Index, which returned 1.56%. For broader comparison purposes, the S&P 500 Index returned 2.31% during the six-month period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIOS PERFORMANCE?

Borrowing costs declined to their lowest levels in four decades during the period. The target federal funds rate was 2.50% on Oct. 30, 2001. The Federal Open Market Committee (FOMC) lowered the federal funds rate 25 basis points at both the Nov. 6, 2001, and Dec. 11, 2001, meetings; the rate was 1.75% as of April 30, 2002.

Investors heightened concern about credit risk marked the period. Most industries were negatively affected by the economic recession, and investors forced some commercial paper issuers from the market. The Fund continues to take advantage of the approved issuers, which provide the best return, while maintaining an average maturity of 30-45 days and a net asset value of $1.00 per share.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED FROM  PERFORMANCE?

Asset-backed commercial paper issuers made positive contributions to the Funds return.

These issuers provided an extra three to five basis points of return as compared to public and private placement commercial paper during the period.

HOW  IS  THE  FUND  POSITIONED?

On April 30, 2002, the Funds average maturity was 43 days. The FOMC is expected to increase the target federal funds rate 75 to 100 basis points by Dec. 31, 2002; the rate remained at 1.75% at the May 6, 2002, meeting. It is unlikely that the FOMC will increase the target federal funds rate before August 2002 because of uncertainty about the future strength of consumer and corporate demand.

The Fund is well positioned to capitalize on higher interest rates if the FOMC increases the target federal funds rate later this year.

PORTFOLIO MANAGER: PATRICIA A. MYNSTER
*  PERFORMANCE OF PRIME SHARES ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.


PORTFOLIO MARKET VALUE $1,762,952,786
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN+
(For Periods Ended April 30, 2002)

YEARS                                      1             5            10
================================================================================
Prime Shares                             2.20%         4.59%         4.34%
--------------------------------------------------------------------------------
Institutional Class Shares(1)            2.23%         4.59%         4.34%
--------------------------------------------------------------------------------
Service Class Shares(1)                  2.09%         4.51%         4.30%
--------------------------------------------------------------------------------

THERE IS NO SALES CHARGE ON THE SHARES OF THE MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 These returns include performance based on Prime shares, which was achieved prior to the creation of the Service Class shares (1/4/99) and Institutional Class shares (12/13/01). These returns have not been restated for fees applicable to the Service Class shares, which include a 0.15% 12b-1 fee. Had the Service Class shares been in existence for the time periods presented, the performance would have been lower as a result of the additional expense. In addition, these returns do not reflect the Institutional Class Shares lower estimated expenses.

+    See legend on first page of this report.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOT GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

[GRAPHIC OMITTED]

Date         Prime Shares   CPI
30-Apr-1992         10000  10000
30-Apr-1993         10284  10323
30-Apr-1994         10555  10566
30-Apr-1995         11052  10889
30-Apr-1996         11638  11204
30-Apr-1997         12218  11484
30-Apr-1998         12851  11649
30-Apr-1999         13475  11914
30-Apr-2000         14149  12272
30-Apr-2001         14960  12681
30-Apr-2002         15289  12879

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund and the Consumer Price Index (CPI)(a) over a 10-year period ended 4/30/02. Unlike the Fund, this index does not reflect any fees or expenses.

(a) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 53

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE MONEY MARKET FUND

================================================================================
COMMERCIAL PAPER (92.1%)
================================================================================


                                           PRINCIPAL
                                            AMOUNT        VALUE
===================================================================
AEROSPACE / DEFENSE (1.2%)

HONEYWELL INTERNATIONAL, INC. (1.2%)
1.75%, 05/10/02                           $20,469,000  $ 20,460,045
                                                       ------------

===================================================================
ASSET BACKED SECURITIES (8.7%)

DELAWARE FUNDING CORP. (1.1%)
1.80%, 05/13/02 (b)                        20,000,000    19,988,000
                                                       ------------

FALCON ASSET SECURITIZATION CORP. (2.7%)
1.81%, 05/08/02 (b)                        10,000,000     9,996,481
1.81%, 05/14/02 (b)                        10,000,000     9,993,464
1.80%, 05/22/02 (b)                        11,883,000    11,870,523
1.80%, 06/03/02 (b)                        15,000,000    14,975,387
                                                       ------------
                                                         46,835,855
                                                       ------------

NEW CENTER ASSET TRUST (1.7%)
1.81%, 05/08/02                            20,000,000    19,992,961
1.90%, 06/20/02                            10,000,000     9,973,611
                                                       ------------
                                                         29,966,572
                                                       ------------

VARIABLE FUNDING CAPITAL CORP. (3.2%)
1.83%, 06/03/02 (b)                        15,000,000    14,974,838
1.85%, 06/04/02                            41,000,000    40,928,363
                                                       ------------
                                                         55,903,201
                                                       ------------
                                                        152,693,628
                                                       ------------

===================================================================
BANKS (15.9%)

CITICORP (1.4%)
1.77%, 06/07/02                            25,000,000    24,954,521
                                                       ------------

J.P. MORGAN CHASE & CO. (0.5%)
1.93%, 07/01/02                             9,650,000     9,618,442
                                                       ------------

MELLON FUNDING CORP. (1.1%)
1.82%, 05/16/02                            20,000,000    19,984,833
                                                       ------------

NATIONAL CITY CREDIT CORP. (3.8%)
1.81%, 05/03/02                            16,000,000    15,998,391
1.86%, 05/13/02                            35,000,000    34,978,300
1.79%, 05/17/02                            15,000,000    14,988,067
                                                       ------------
                                                         65,964,758
                                                       ------------

RABOBANK NEDERLAND NV (1.1%)
1.70%, 6/14/02                             20,000,000    19,958,444
                                                       ------------

TORONTO-DOMINION HOLDINGS (2.3%)
1.75%, 07/26/02                            40,000,000    39,832,778
                                                       ------------

UBS FINANCE (DE) LLC (2.8%)
1.90%, 05/01/02                            14,000,000    14,000,000
1.88%, 06/28/02                            20,000,000    19,939,422
1.86%, 08/19/02                            15,000,000    14,914,750
                                                       ------------
                                                         48,854,172
                                                       ------------

                                          PRINCIPAL
                                           AMOUNT        VALUE
==================================================================
BANKS (continued)

WESTDEUTSCHE LANDESBANK GIRO (2.9%)
1.83%, 05/20/02 (b)                      $ 5,000,000  $  4,995,171
1.93%, 06/21/02 (b)                        5,000,000     4,986,329
1.84%, 07/08/02 (b)                       15,000,000    14,947,867
1.95%, 09/16/02 (b)                       25,000,000    24,813,125
                                                      ------------
                                                        49,742,492
                                                      ------------
                                                       278,910,440
                                                      ------------

==================================================================
BROKER / DEALERS (5.7%)

GOLDMAN SACHS GROUP, INC. (2.8%)
1.93%, 07/02/02                           10,000,000     9,966,761
1.92%, 08/05/02                           25,000,000    24,872,000
1.92%, 08/06/02                           15,000,000    14,922,400
                                                      ------------
                                                        49,761,161
                                                      ------------

MORGAN STANLEY DEAN WITTER & CO. (1.8%)
1.80%, 05/06/02                           16,209,000    16,204,948
1.81%, 07/24/02                           15,000,000    14,936,650
                                                      ------------
                                                        31,141,598
                                                      ------------

SALOMON SMITH BARNEY, INC. (1.1%)
1.84%, 05/01/02                           20,000,000    20,000,000
                                                      ------------
                                                       100,902,759
                                                      ------------

==================================================================
CANADA (1.7%)

BRITISH COLUMBIA (PROVINCE) (1.7%)
2.04%, 10/02/02                           10,000,000     9,912,733
1.92%, 10/15/02                            7,000,000     6,937,329
1.98%, 10/21/02                           12,900,000    12,777,953
                                                      ------------
                                                        29,628,015
                                                      ------------

==================================================================
CAPTIVE BORROWING CONDUIT (2.9%)

PRUDENTIAL FUNDING (2.9%)
1.77%, 05/07/02                           10,050,000    10,047,035
1.78%, 05/10/02                           40,987,000    40,968,761
                                                      ------------
                                                        51,015,796
                                                      ------------

==================================================================
CONSUMER SALES FINANCE (10.4%)

AMERICAN EXPRESS CREDIT CORP. (1.3%)
1.77%, 05/16/02                           23,317,000    23,299,804
                                                      ------------

AMERICAN GENERAL FINANCE CORP. (2.9%)
1.77%, 05/09/02                           25,000,000    24,990,166
1.77%, 05/28/02                           15,000,000    14,980,088
1.88%, 09/20/02                           10,000,000     9,925,844
                                                      ------------
                                                        49,896,098
                                                      ------------


                                                       2002 SEMIANNUAL REPORT 54

============================================================================
COMMERCIAL PAPER (continued)
============================================================================


                                                    PRINCIPAL
                                                     AMOUNT        VALUE
============================================================================
CONSUMER SALES FINANCE (contInued)
HARLEY-DAVIDSON FUNDING CORP. (2.1%)
1.78%, 05/01/02 (b)                                $   319,000  $    319,000
1.81%, 05/02/02 (b)                                  7,250,000     7,249,635
1.81%, 05/13/02 (b)                                  5,000,000     4,996,983
1.78%, 05/16/02 (b)                                  5,000,000     4,996,292
1.78%, 05/17/02 (b)                                  1,800,000     1,798,576
1.80%, 05/23/02 (b)                                  9,250,000     9,239,826
1.80%, 05/28/02 (b)                                  9,188,000     9,175,596
                                                                ------------
                                                                  37,775,908
                                                                ------------

PRIVATE EXPORT FUNDING CORP. (2.4%)
1.85%, 06/20/02 (b)                                 20,000,000    19,948,611
1.80%, 07/09/02 (b)                                 20,000,000    19,931,000
                                                                ------------
                                                                  39,879,611
                                                                ------------

WELLS FARGO FINANCIAL, INC. (1.7%)
1.90%, 06/24/02                                     20,000,000    19,943,000
1.88%, 07/29/02                                     10,000,000     9,953,522
                                                                ------------
                                                                  29,896,522
                                                                ------------
                                                                 180,747,943
                                                                ------------

============================================================================
DIVERSIFIED FINANCE (4.7%)

ABN AMRO NA FINANCE, INC. (0.6%)
1.84%, 07/08/02                                     10,000,000     9,965,244
                                                                ------------

GENERAL ELECTRIC CAPITAL CORP. (0.9%)
2.00%, 06/28/02                                      5,000,000     4,983,889
1.90%, 09/23/02                                     10,201,000    10,122,934
                                                                ------------
                                                                  15,106,823
                                                                ------------

GENERAL ELECTRIC CO. (0.2%)
1.83%, 06/04/02                                      3,477,000     3,470,991
                                                                ------------

GENERAL ELECTRIC FINANCIAL ASSURANCE CORP. (2.2%)
1.80%, 05/06/02 (b)                                 18,000,000    17,995,500
1.86%, 05/14/02 (b)                                  1,652,000     1,650,890
1.83%, 05/29/02 (b)                                 20,000,000    19,971,534
                                                                ------------
                                                                  39,617,924
                                                                ------------

SOCIETE GENERAL N AMERICANA (0.8%)
1.91%, 06/20/02                                     15,000,000    14,960,208
                                                                ------------
                                                                  83,121,190
                                                                ------------

============================================================================
FINANCE - AUTO LOANS (2.8%)
AMERICAN HONDA FINANCE CORP. (2.8%)
1.76%, 05/09/02                                     19,000,000    18,992,569
1.86%, 05/20/02                                        694,000       693,319
1.75%, 06/12/02                                     30,000,000    29,938,633
                                                                ------------
                                                                  49,624,521
                                                                ------------

                                                   PRINCIPAL
                                                     AMOUNT       VALUE
============================================================================
FOOD & RELATED (2.7%)

KRAFT FOODS, INC. (2.7%)
1.82%, 05/16/02                                     9,597,000  $  9,589,722
1.86%, 06/03/02                                    20,000,000    19,965,900
1.85%, 07/08/02                                    18,735,000    18,669,532
                                                                ------------
                                                                 48,225,154
                                                                ------------

============================================================================
GENERAL BUILDING CONTRACTORS (2.8%)

YORKSHIRE BUILDING SOCIETY (2.8%)
1.88%, 07/05/02                                    10,000,000     9,966,056
1.87%, 07/11/02                                    21,500,000    21,421,554
1.87%, 07/15/02                                     4,500,000     4,482,469
1.82%, 07/19/02                                    14,000,000    13,944,086
                                                                ------------
                                                                 49,814,165
                                                                ------------

============================================================================
INSURANCE (9.4%)

AIG FUNDING, INC. (2.8%)
1.75%, 06/11/02                                    30,000,000    29,940,208
1.87%, 06/12/02                                    15,000,000    14,967,275
1.95%, 11/19/02                                     5,000,000     4,945,292
                                                                ------------
                                                                 49,852,775
                                                                ------------

ALLSTATE CORP. (0.2%)
1.88%, 05/01/02 (b)                                 4,000,000     4,000,000
                                                                ------------

ING AMERICA INSURANCE HOLDINGS (3.2%)
1.78%, 05/03/02                                    10,000,000     9,999,011
1.83%, 05/20/02                                     5,000,000     4,995,171
1.83%, 06/03/02                                    15,000,000    14,974,838
1.93%, 06/18/02                                    10,000,000     9,974,267
1.93%, 07/02/02                                    16,000,000    15,946,817
                                                                ------------
                                                                 55,890,104
                                                                ------------

MARSH & MCLENNAN CO. (1.1%)
1.85%, 05/07/02 (b)                                19,000,000    18,994,142

METLIFE FUNDING, INC. (2.1%)
1.80%, 05/17/02                                     4,122,000     4,118,702
1.75%, 05/20/02                                    28,000,000    27,974,139
1.83%, 05/21/02                                     5,509,000     5,503,399
                                                                ------------
                                                                 37,596,240
                                                                ------------
                                                                166,333,261
                                                                ------------

============================================================================
LEASE / FINANCE (1.5%)

IBM CREDIT CORP. (1.5%)
1.77%, 05/06/02                                    26,000,000    25,993,608
                                                                ------------


                                                       2002 SEMIANNUAL REPORT 55

[GRAPHIC OMITTED]  STATEMENT OF INVESTMENTS (Continued)
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


GARTMORE MONEY MARKET FUND (Continued)

================================================================================
COMMERCIAL PAPER (continued)
================================================================================


                                                PRINCIPAL
                                                 AMOUNT        VALUE
==========================================================================
OIL & GAS (2.0%)

CHEVRONTEXACO CORP. (2.0%)
1.81%, 05/03/02 (b)                            $20,000,000  $   19,997,995
1.82%, 05/06/02 (b)                             10,000,000       9,997,472
1.87%, 06/11/02 (b)                              5,000,000       4,989,351
                                                            --------------
                                                                34,984,818
                                                            --------------

==========================================================================
PACKAGING / CONTAINERS (1.7%)

BEMIS CO., INC. (1.7%)
1.77%, 05/13/02                                 15,000,000      14,991,150
1.77%, 05/14/02 (b)                              5,000,000       4,996,804
1.78%, 05/21/02 (b)                             10,000,000       9,990,111
                                                            --------------
                                                                29,978,065
                                                            --------------

==========================================================================
PHARMACEUTICALS (4.2%)

CVS CORP. (0.9%)
1.75%, 05/03/02 (b)                                618,000         617,940
1.75%, 05/10/02 (b)                             13,900,000      13,893,919
1.87%, 05/29/02 (b)                                470,000         469,316
                                                            --------------
                                                                14,981,175
                                                            --------------

GILLETTE CO. (2.2%)
1.85%, 05/01/02 (b)                             10,000,000      10,000,000
1.82%, 05/13/02 (b)                             15,000,000      14,990,901
1.85%, 05/15/02                                 15,000,000      14,989,208
                                                            --------------
                                                                39,980,109
                                                            --------------

PFIZER, INC. (1.1%)
1.72%, 05/24/02 (b)                             19,696,000      19,674,356
                                                            --------------
                                                                74,635,640
                                                            --------------

==========================================================================
PRINTING & PUBLISHING (5.2%)

E.W. SCRIPPS CO. (3.6%)
1.80%, 05/08/02 (b)                             10,000,000       9,996,500
1.80%, 05/15/02 (b)                                989,000         988,308
1.80%, 05/22/02 (b)                             10,000,000       9,989,500
1.80%, 05/31/02 (b)                             10,000,000       9,985,000
1.91%, 06/14/02 (b)                              5,000,000       4,988,328
1.85%, 07/03/02 (b)                             15,000,000      14,951,437
1.82%, 07/10/02 (b)                             12,802,000      12,756,695
                                                            --------------
                                                                63,655,768
                                                            --------------

MCGRAW-HILL COMPANIES, INC. (1.6%)
1.78%, 05/16/02                                  3,100,000       3,097,701
1.89%, 07/02/02                                 25,400,000      25,317,323
                                                            --------------
                                                                28,415,024
                                                            --------------
                                                                92,070,792
                                                            --------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
==========================================================================
SURGICAL APPLIANCES & SUPPLIES (2.0%)

BECTON, DICKINSON & CO. (2.0%)
1.83%, 05/02/02                                $10,331,000  $   10,330,475
1.82%, 07/03/02                                 25,000,000      24,920,375
                                                            --------------
                                                                35,250,850
                                                            --------------

==========================================================================
TELECOMMUNICATIONS (3.7%)

BELLSOUTH CORP. (1.4%)
1.75%, 05/06/02 (b)                             25,098,000      25,091,900
                                                            --------------

SBC COMMUNICATIONS, INC. (2.3%)
1.88%, 06/26/02 (b)                             19,940,000      19,881,687
1.85%, 07/10/02 (b)                             20,000,000      19,928,055
                                                            --------------
                                                                39,809,742
                                                            --------------
                                                                64,901,642
                                                            --------------

==========================================================================
TOBACCO (2.9%)

PHILIP MORRIS CO. (2.9%)
1.82%, 05/02/02                                 19,057,000      19,056,037
1.78%, 05/06/02                                 12,000,000      11,997,033
1.87%, 06/03/02                                  7,000,000       6,988,001
1.90%, 06/10/02                                  8,783,000       8,764,458
1.82%, 06/18/02                                  4,000,000       3,990,293
                                                            --------------
                                                                50,795,822
                                                            --------------

TOTAL COMMERCIAL PAPER                                       1,620,088,154
                                                            --------------

==========================================================================
CORPORATE BONDS (0.2%)
==========================================================================

FINANCIAL SERVICES (0.2%)

Wells Fargo Financial, Inc., 6.38%, 09/15/02     4,000,000       4,063,915

TOTAL CORPORATE BONDS                                            4,063,915




                                                       2002 SEMIANNUAL REPORT 56

=======================================================================
U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (7.9%)
=======================================================================


                                                PRINCIPAL
                                                 AMOUNT        VALUE
=======================================================================
FEDERAL FARM CREDIT BANK (2.1%)
1.68%, 06/06/02                                $29,000,000  $28,951,281
1.90%, 06/13/02                                    442,000      441,039
1.83%, 06/20/02                                  6,817,000    6,799,673
                                                            -----------
                                                             36,191,993
                                                            -----------

=======================================================================
FEDERAL HOME LOAN BANK (1.7%)
1.74%, 05/24/02                                 21,000,000   20,976,655
1.79%, 07/10/02                                  9,014,000    8,982,714
                                                            -----------
                                                             29,959,369
                                                            -----------

=======================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.4%)
2.07%, 07/18/02                                 14,467,000   14,411,832
2.00%, 08/15/02                                  5,100,000    5,069,967
2.10%, 10/04/02                                  5,000,000    4,954,500
                                                            -----------
                                                             24,436,299
                                                            -----------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
=============================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.1%)
1.75%, 05/08/02                                  $ 9,000,000  $    8,996,973
1.81%, 06/13/02                                   22,660,000      22,611,010
2.15%, 09/18/02                                    6,716,000       6,659,847
                                                              ---------------
                                                                  38,267,830
                                                              ---------------

=============================================================================
U.S.TREASURY BILLS (0.6%)
1.79%, 08/22/02                                   10,000,000       9,945,226
                                                              ---------------

TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS           138,800,717
                                                              ---------------

TOTAL INVESTMENTS (COST $1,762,952,786) (A) - 100.2%           1,762,952,786

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)                    (2,739,817)
                                                              ---------------

NET ASSETS - 100.0%                                           $1,760,212,969
                                                              ===============

(a)  Cost for federal income tax and financial reporting purposes are the same.

(b) Restricted Securities issued pursuant to section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                       2002 SEMIANNUAL REPORT 57

[GRAPHIC OMITTED]  GARTMORE MORLEY ENHANCED   Class A Shares symbol: NMEAX
                   INCOME FUND                Institutional Class symbol: NMEIX
                                              Institutional Service
CORE Series                                                 Class symbol: NMESX
================================================================================


HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2002 the Fund outperformed its benchmark, returning 1.13%* versus .81% for the Lipper Ultra Short Fund Index. For the trailing 12 months, the Fund returned 1.87%*, underperforming the Index, which returned 3.72%. For broader comparison purposes, the S&P 500 Index returned 2.31% for the six-month period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIOS PERFORMANCE?

During the period, the market experienced an unusual divergence in yields. That is, short-term rates fell while long-term rates rose. The Federal Reserve dropped the federal funds target by 0.75% from 2.50% to 1.75%. At the same time, investors sent intermediate rates higher by approximately 0.8%. The relatively low level of short-term interest rates which determine a large part of the Funds performance tended to dampen total returns.

The Fund's hedging program involves selling U.S. Treasury futures contracts which, during this period, caused the Fund to lose 10 cents per share, ending the period at $9.6 per share. The Fund invested in intermediate-maturity agency notes and mortgage- backed securities, commercial mortgage-backed securities and home equity asset-backed securities. These investments are part of a long-term strategy, which seeks to maintain credit quality and to minimize longer-term commitments at current yield levels.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED FROM  PERFORMANCE?

The Fund holds relatively short assets that produce relatively high current income while at the same time maintaining a hedge position to provide a relatively stable net asset value. The Funds generation of current income remains good, with 7-day and 30-day SEC yields at 4.78% and 4.70%, respectively.

HOW  IS  THE  FUND  POSITIONED?

We expect the economy to continue its recovery from what appears to have been a modest recession. Against this backdrop of economic recovery, the Federal Reserve has signaled that it is likely to raise interest rates as a pre-emptive strike against any building inflationary pressures. These two factors could lead to higher interest rates across the maturity spectrum.

The Fund may increase average maturity if rates continue to rise, which could boost the overall portfolio yield. However, no material change in investment style or strategy is contemplated. Strategy will continue to focus on investments offering a high level of income during interest-rate cycles. The Funds security and sector focus is likely to remain on high-quality federal agency and AAA-rated securities. These combine top-notch credit quality with relatively steady cash flows and relatively stable duration.

PORTFOLIO  MANAGERS:  PERPETUA  M.  PHILLIPS  AND  PARKER  D.  BRIDGEPORT

* PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $33,281,096
APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended April 30, 2002)

YEARS                                        1                    INCEPTION(1)
================================================================================
Class A        w/o SC(2)                  1.87%                      3.53%
               w/SC(3)                   -2.76%                      1.52%
--------------------------------------------------------------------------------
Institutional  Class(4)                   2.30%                      3.99%
--------------------------------------------------------------------------------
Institutional  Service Class(4)           2.15%                      3.77%
--------------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1  Fund commenced operations on December 29, 1999.

2  These returns do not reflect the effects of sales charge (SC).

3  A 4.50% front-end sales charge was deducted.

4  Not subject to any sales charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[GRAPHIC OMITTED]

Date         Class A  Lipper Ultra Short Fund Index   CPI
29-Dec-1999     9550                          10000  10000
31-Oct-2000     9920                          10540  10339
31-Oct-2001    10243                          11260  10559
30-Apr-2002    10359                          11351  10675

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.

(a) The Lipper Ultra Short Fund Index consists of Funds with at least 65% of their assets in investment grade debt instruments and maintains a portfolio with average maturity between 91 days and 365 days.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                       2002 SEMIANNUAL REPORT 58

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)
================================================================================


GARTMORE MORLEY ENHANCED INCOME FUND

=======================================================================
U.S. GOVERNMENT AGENCIES MORTGAGES (67.3%)
=======================================================================


                                                PRINCIPAL
                                                  AMOUNT       VALUE
=======================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION (11.5%)

6.00%, 07/01/16, Pool #E00991                   $2,284,603  $ 2,318,967
6.50%, 06/01/14, Pool #E00678                    1,480,398    1,531,888
                                                            -----------
                                                              3,850,855
                                                            -----------

=======================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (55.8%)

5.00%, 04/01/09, Pool #254325                      997,106      991,808
5.50%, 02/01/17, Pool #254195                    3,945,640    3,919,457
5.50%, 02/01/17, Pool #625178                    3,961,471    3,935,183
6.00%, 01/01/17, Pool #545415                    2,901,770    2,942,076
6.00%, 06/01/16, Pool #253845                    2,120,040    2,149,488
6.00%, 12/01/16, Pool #254089                    3,435,864    3,483,588
6.50%, 02/01/09, Pool #190255                    1,080,885    1,127,946
7.00%, 12/25/06, REMIC, Series 92-011J             138,615      139,117
                                                            -----------
                                                             18,688,663
                                                            -----------

TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGES                   22,539,518
                                                            -----------

=======================================================================
U.S. GOVERNMENT AGENCIES (12.0%)
=======================================================================

FEDERAL HOME LOAN MORTGAGE CORPORATION (6.0%)

5.13% 02/13/07                                   2,000,000    2,008,480
                                                            -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.0%)

5.10%, 01/29/07                                  2,000,000    1,997,738
                                                            -----------

TOTAL U.S. GOVERNMENT AGENCIES                                4,006,218
                                                            -----------

=======================================================================
CORPORATE BONDS (11.1%)
=======================================================================

FINANCIAL SERVICES (7.5%)

Associates Corporation NA, 5.50%, 02/15/04         750,000      774,118
Intl Lease Finance CORP., 5.50%, 06/07/04        1,000,000    1,021,766
Norwest Financial, Inc., 7.20%, 04/01/04           700,000      741,409
                                                            -----------
                                                              2,537,293
                                                            -----------

SECURITY BROKERS & DEALERS (3.6%)

Merrill Lynch & Co., Inc., 6.00%, 02/12/03         550,000      565,430
Morgan Stanley Dean Witter, 7.13%, 08/15/03        600,000      628,422
                                                            -----------
                                                              1,193,852
                                                            -----------

TOTAL CORPORATE BONDS                                         3,731,145
                                                            -----------

=======================================================================
ASSET BACKED MORTGAGES (6.1%)
=======================================================================

Chase Commercial Mortgage Securities Corp.,
  Series 1998-2, Class A1, 6.03%, 11/18/30         992,693    1,026,756
Chase Funding Mortgage Loan, Series 2002-1,
  5.04%, 12/25/23                                1,000,000    1,005,000
                                                            -----------

TOTAL ASSET BACKED MORTGAGES                                  2,031,756
                                                            -----------

===========================================================================
REPURCHASE  AGREEMENT  (2.9%)
===========================================================================

                                                    PRINCIPAL
                                                      AMOUNT       VALUE
===========================================================================
Fifth Third Bank, 1.69%, dated 04/30/02,
  due 05/01/02, repurchase price $972,505
  (Fully collateralized by Freddie Mac Securities)  $  972,459  $   972,459
                                                                -----------

TOTAL REPURCHASE AGREEMENT                                          972,459
                                                                -----------

TOTAL INVESTMENTS (COST $32,927,148) (A) - 99.4%                 33,281,096

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                        206,763
                                                                -----------

NET ASSETS - 100.0%                                             $33,487,859
                                                                ===========

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized  appreciation                                   $  $357,125
     Unrealized  depreciation                                        (3,177)
                                                                ------------
     Net  unrealized  appreciation                              $  $353,948
                                                                ============

Aggregate cost for federal income tax purposes is substantially the same.

REMIC Real Estate Mortgage Investment Conduit

At April 30,2002, the Fund's open short futures contracts were as follows:


                                      Market Value    Appreciation
Number of  Short                       Covered by    (Depreciation)
Contracts  Contract*      Expiration    Contracts      at 04/30/02
---------  -------------  ----------  -------------  ---------------
   161     U.S. Treasury
           5 Year Note      06/19/02  $  17,071,031       $  20,141

    38     U.S. Treasury
           2 Year Note      06/27/02      7,938,438          (5,938)
                                                     ---------------
                                                          $  14,203
                                                     ===============

*Cash  pledged  as  collateral.

SEE NOTES TO FINANCIAL STATEMENTS


                                                       2002 SEMIANNUAL REPORT 59

[GRAPHIC OMITTED]  STATEMENTS OF ASSETS AND LIABILITIES
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


                                                                                        GARTMORE        GARTMORE
                                                                         GARTMORE      GOVERNMENT       TAX-FREE
                                                                        BOND FUND       BOND FUND      INCOME FUND
==================================================================================================================
ASSETS:
Investments, at value (cost $128,437,607; $166,128,138
  and $196,231,931; respectively)                                     $131,157,550   $  171,579,871   $204,226,657
Repurchase agreements, at cost                                                   -       10,196,000              -
                                                                      ------------  ----------------  -------------
    Total Investments                                                  131,157,550    181,775,871      204,226,657
                                                                      ------------  ----------------  -------------
Cash                                                                           915              325        331,464
Interest and dividends receivable                                        2,012,781        1,966,465      3,667,382
Prepaid expenses and other assets                                           25,876           28,272         26,948
                                                                      ------------  ----------------  -------------
    Total Assets                                                       133,197,122      183,770,933    208,252,451
                                                                      ------------  ----------------  -------------
LIABILITIES:
Distributions payable                                                      625,948          648,532        815,472
Accrued expenses and other payables
  Investment advisory fees                                                  54,681           74,441         85,565
  Fund administration and transfer agent fees                               42,437           36,362         47,509
  Distribution fees                                                          3,630           15,364          5,893
  Administrative servicing fees                                              5,823           13,909             15
  Other                                                                     17,988           17,147         26,501
                                                                      ------------  ----------------  -------------
    Total Liabilities                                                      750,507          805,755        980,955
                                                                      ------------  ----------------  -------------
NET ASSETS                                                            $132,446,615   $  182,965,178   $207,271,496
                                                                      =============  ===============  ============

REPRESENTED BY:
Capital                                                               $142,188,170   $  177,181,769   $199,717,388
Accumulated net investment income (loss)                                       700           (1,288)      (156,388)
Accumulated net realized gains (losses) on investment transactions     (12,462,198)         332,964       (284,230)
Net unrealized appreciation (depreciation) on investments                2,719,943        5,451,733      7,994,726
                                                                      ------------  ----------------  -------------
NET ASSETS                                                            $132,446,615   $  182,965,178   $207,271,496
                                                                      =============  ===============  ============
NET ASSETS:
Class A Shares                                                        $  5,739,536   $   56,455,956   $  6,656,150
Class B Shares                                                           3,388,191        5,093,190      6,262,230
Class C Shares                                                             201,194          677,716        156,271
Class D Shares                                                         123,117,694      120,738,316    194,196,845
                                                                      ------------  ----------------  -------------
Total                                                                 $132,446,615   $  182,965,178   $207,271,496
                                                                      =============  ===============  ============
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                             622,530        5,417,097        646,646
Class B Shares                                                             367,505          489,290        608,263
Class C Shares                                                              21,802           65,112         15,207
Class D Shares                                                          13,338,027       11,580,183     18,863,282
                                                                      ------------  ----------------  -------------
Total                                                                   14,349,864       17,551,682     20,133,398
                                                                      =============  ===============  ============
NET ASSET VALUE:
Class A Shares                                                        $       9.22   $        10.42   $      10.29
Class B Shares (a)                                                    $       9.22   $        10.41   $      10.30
Class C Shares (b)                                                    $       9.23   $        10.41   $      10.28
Class D Shares                                                        $       9.23   $        10.43   $      10.29
MAXIMUM OFFERING PRICE PER SHARE (100%/(100% - maximum sales charge)
  of net asset value adjusted to the nearest cent):
Class A Shares                                                        $       9.65   $        10.91   $      10.77
Class C Shares                                                        $       9.32   $        10.52   $      10.38
Class D Shares                                                        $       9.66   $        10.92   $      10.77
                                                                      ------------  ----------------  -------------
Maximum Sales Charge - Class A Shares                                         4.50%            4.50%          4.50%
                                                                      =============  ===============  ============
Maximum Sales Charge - Class C Shares                                         1.00%            1.00%          1.00%
                                                                      =============  ===============  ============
Maximum Sales Charge - Class D Shares                                         4.50%            4.50%          4.50%
                                                                      =============  ===============  ============

(a) For Class B Shares, the redemption price per share varies by length of time shares are held.

(b) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 60

                                                               GARTMORE MONEY    NATIONWIDE MORLEY
                                                                MARKET FUND       ENHANCED INCOME
                                                                                       FUND
===================================================================================================
ASSETS:
Investments, at value (cost $1,762,952,786 and
  $31,954,689; respectively)                                  $ 1,762,952,786   $       32,308,637
Repurchase agreements, at cost                                              -              972,459
                                                              ----------------  ------------------
    Total Investments                                           1,762,952,786           33,281,096
                                                              ----------------  ------------------
Cash                                                                    4,886              140,042
Interest and dividends receivable                                      32,509              196,653
Receivable from adviser                                                23,447                4,495
Receivable for variation margin on futures contracts                        -                4,750
Prepaid expenses and other assets                                      55,979               14,717
                                                              ----------------  ------------------
    Total Assets                                                1,763,069,607           33,641,753
                                                              ----------------  ------------------
LIABILITIES:
Distributions payable                                               1,614,069              130,023
Payable for variation margin on futures contracts                           -                5,031
Accrued expenses and other payables
  Investment advisory fees                                            571,270                9,282
  Fund administration and transfer agent fees                         254,164                4,286
  Distribution fees                                                    55,928                  189
  Administrative servicing fees                                       203,051                2,228
  Other                                                               158,156                2,855
                                                              ----------------  ------------------
    Total Liabilities                                               2,856,638              153,894
                                                              ----------------  ------------------
NET ASSETS                                                    $ 1,760,212,969   $       33,487,859
                                                              ================  ==================
REPRESENTED BY:
Capital                                                       $ 1,760,221,152   $       34,217,135
Accumulated net investment income (loss)                                    2                6,712
Accumulated net realized gains (losses) on
   investment and futures transactions                                 (8,185)          (1,104,139)
Unrealized appreciation (depreciation) on
  investments and futures                                                   -              368,151
                                                              ----------------  ------------------
NET ASSETS                                                    $ 1,760,212,969   $       33,487,859
                                                              ================  ==================
NET ASSETS:
Class A Shares                                                $             -   $          974,293
Institutional Class Shares                                            348,809           21,706,372
Institutional Service Class Shares                                          -           10,807,194
Service Class Shares                                              544,480,240                    -
Prime Shares                                                    1,215,383,920                    -
                                                              ----------------  ------------------
Total                                                         $ 1,760,212,969   $       33,487,859
                                                              ================  ==================
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                              -              101,468
Institutional Class Shares                                            348,809            2,259,996
Institutional Service Class Shares                                          -            1,124,691
Service Class Shares                                              544,536,582                    -
Prime Shares                                                    1,215,604,195                    -
                                                              ----------------  ------------------
Total                                                           1,760,489,586            3,486,155
                                                              ================  ==================
NET ASSET VALUE:
Class A Shares                                                $             -   $             9.60
Institutional Class Shares                                    $          1.00   $             9.60
Institutional Service Class Shares                            $             -   $             9.61
Service Class Shares                                          $          1.00   $                -
Prime Shares                                                  $          1.00   $                -
MAXIMUM OFFERING PRICE PER SHARE (100%/(100% -
  maximum sales charge)
  of net asset value adjusted to the nearest cent):
Class A Shares                                                $             -   $            10.05
                                                              ----------------  ------------------
Maximum Sales Charge - Class A Shares                                       -                 4.50%
                                                              ================  ==================

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 61

[GRAPHIC OMITTED]  STATEMENTS OF OPERATIONS
                   For the Six Months Ended April 30, 2002 (Unaudited)
CORE Series
================================================================================


                                                                        GARTMORE         GARTMORE GOVERNMENT GARTMORE TAX-FREE
                                                                        BOND FUND             BOND FUND         INCOME FUND
============================================================================================================================
INVESTMENT INCOME:
Interest income                                                          $  4,402,816           $  5,021,516   $  5,813,939
                                                                   -------------------  ---------------------  -------------
    Total Income                                                            4,402,816              5,021,516      5,813,939
                                                                   -------------------  ---------------------  -------------
EXPENSES:
Investment advisory fees                                                      336,060                452,766        523,186
Fund administration and transfer agent fees                                   145,709                156,993        192,064
Distribution fees Class A                                                     6,380                   70,202          8,231
Distribution fees Class B                                                      13,250                 18,200         24,604
Distribution fees Class C                                                         787                  2,202            549
Administrative servicing fees Class A                                             683                 37,739             87
Administrative servicing fees Class D                                          34,884                 46,727              -
Other                                                                          47,005                 50,468         57,073
                                                                   -------------------  ---------------------  -------------
    Total expenses before reimbursed expenses                                 584,758                835,297        805,794
Expenses reimbursed                                                                 -                (33,798)             -
                                                                   -------------------  ---------------------  -------------
    Total Expenses                                                            584,758                801,499        805,794
                                                                   -------------------  ---------------------  -------------
NET INVESTMENT INCOME                                                       3,818,058              4,220,017      5,008,145
                                                                   ---------------------------------------------------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                        526,076                332,964        608,237
Net change in unrealized appreciation/depreciation on investments          (5,865,239)            (5,991,303)    (4,833,125)
                                                                   -------------------  ---------------------  -------------
Net realized/unrealized gains (losses) on investments                      (5,339,163)            (5,658,339)    (4,224,888)
                                                                   -------------------  ---------------------  -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                          $  (1,521,105)         $  (1,438,322)   $   783,257
                                                                   ===================  =====================  =============

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 62

                                                                                GARTMORE MONEY      GARTMORE MORLEY
                                                                                 MARKET FUND      ENHANCED INCOME FUND
======================================================================================================================
INVESTMENT INCOME:
Interest income                                                                $    17,271,045      $    691,420
Dividend income                                                                        587,589                 -
                                                                               ----------------  ----------------
    Total Income                                                                    17,858,634           691,420
                                                                               ----------------  ----------------
EXPENSES:
Investment advisory fees                                                             3,544,723            46,311
Fund administration and transfer agent fees                                          1,471,478            25,501
Distribution fees Class A                                                                    -             1,039
Distribution fees Service Class                                                        390,892                 -
Administrative servicing fees Class A                                                        -               120
Administrative servicing fees Institutional Service Class                                    -            13,720
Administrative servicing fees Service Class                                            625,985                 -
Administrative servicing fees Prime Shares                                             663,188                 -
Registration and filing fees                                                            20,201            12,882
Other                                                                                  324,624             5,108
                                                                               ----------------  ----------------
    Total expenses before reimbursed expenses                                        7,041,091           104,681
Expenses reimbursed                                                                   (288,940)          (29,656)
                                                                               ----------------  ----------------
    Total Expenses                                                                   6,752,151            75,025
                                                                               ----------------  ----------------
NET INVESTMENT INCOME                                                               11,106,483           616,395
                                                                               ----------------  ----------------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                                  (6,176)           22,893
Net realized gains (losses) on futures transactions                                          -          (418,220)
                                                                               ----------------  ----------------
Net realized gains (losses) on investment and futures transactions                      (6,176)         (395,327)
Net change in unrealized appreciation/depreciation on investments and futures                -           148,912
                                                                               ----------------  ----------------
Net realized/unrealized gains (losses) on investments and futures                       (6,176)         (246,415)
                                                                               ----------------  ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    11,100,307       $   369,980
                                                                               ================  ================

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 63

[GRAPHIC OMITTED]  STATEMENT OF CHANGES IN NET ASSETS
CORE Series
================================================================================



                                                          GARTMORE BOND FUND               GARTMORE GOVERNMENT BOND FUND
                                                ======================================  ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31, 2001
==============================================================================================================================
                                                   (UNAUDITED)                             (UNAUDITED)
FROM INVESTMENT ACTIVITIES: OPERATIONS:
Net investment income                           $       3,818,058   $       7,271,974   $       4,220,017   $       7,017,416
Net realized gains (losses) on investment
  transactions                                            526,076            (813,201)            332,964           4,745,798
Net change in unrealized appreciation/
    depreciation on investments                        (5,865,239)         12,103,442          (5,991,303)          8,461,745
                                                ------------------  ------------------  ------------------  -----------------
Change in net assets resulting from operations         (1,521,105)         18,562,215          (1,438,322)         20,224,959
                                                ------------------  ------------------  ------------------  -----------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                    (140,257)           (232,666)         (1,267,701)         (2,846,138)
Net realized gains on investments                               -                   -          (1,104,523)                  -

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                     (76,763)           (119,572)            (84,757)            (80,016)
Net realized gains on investments                               -                   -             (77,302)                  -

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                      (4,559)         (2,819) (a)            (10,226)         (9,218) (a)
Net realized gains on investments                               -                   -              (8,685)                  -

DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net investment income                                  (3,596,479)         (6,994,041)         (2,857,334)         (4,081,782)
Net realized gains on investments                               -                   -          (2,345,282)                  -
                                                ------------------  ------------------  ------------------  -----------------
Change in net assets from shareholder
  distributions                                        (3,818,058)         (7,349,098)         (7,755,810)         (7,017,154)
                                                ------------------  ------------------  ------------------  -----------------
Change in net assets from capital transactions         (2,120,092)         15,114,380           6,232,861          60,981,990
                                                ------------------  ------------------  ------------------  -----------------
Change in net assets                                   (7,459,255)         26,327,497          (2,961,271)         74,189,795

NET ASSETS:
Beginning of period                                   139,905,870         113,578,373         185,926,449         111,736,654
                                                ------------------  ------------------  ------------------  -----------------
End of period                                   $     132,446,615   $     139,905,870   $     182,965,178   $     185,926,449
                                                ==================  ==================  ==================  =================


                                                    GARTMORE TAX-FREE INCOME FUND
                                                ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001
======================================================================================
                                                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES: OPERATIONS:
Net investment income                           $       5,008,145   $      10,218,683
Net realized gains (losses) on investment
  transactions                                            608,237             465,420
Net change in unrealized appreciation/
    depreciation on investments                        (4,833,125)          9,634,087
                                                ------------------  ------------------
Change in net assets resulting from operations            783,257          20,318,190
                                                ------------------  ------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                    (150,263)           (197,879)
Net realized gains on investments                               -                   -

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                    (114,881)           (189,139)
Net realized gains on investments                               -                   -

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                      (2,572)         (1,273) (a)
Net realized gains on investments                               -                   -

DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net investment income                                  (4,740,506)        (10,107,956)
Net realized gains on investments                               -                   -
                                                ------------------  ------------------
Change in net assets from shareholder
  distributions                                        (5,008,222)        (10,496,247)
                                                ------------------  ------------------
Change in net assets from capital transactions         (2,989,426)         (7,525,309)
                                                ------------------  ------------------
Change in net assets                                   (7,214,391)          2,296,634

NET ASSETS:
Beginning of period                                   214,485,887         212,189,253
                                                ------------------  ------------------

End of period                                   $     207,271,496   $     214,485,887
                                                ==================  ==================

 (a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 64

                                                                                     GARTMORE MONEY MARKET FUND
                                                                               ======================================
                                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                                 APRIL 30, 2002     OCTOBER 31, 2001
=====================================================================================================================
                                                                                  (UNAUDITED)         (UNAUDITED)
FROM INVESTMENT ACTIVITIES: OPERATIONS:
Net investment income                                                          $      11,106,483   $      67,011,283
Net realized gains (losses) on investment and futures transactions                        (6,176)              7,592
Net change in unrealized appreciation/depreciation on investments and futures                  -                   -
                                                                               ------------------  ------------------
Change in net assets resulting from operations                                        11,100,307          67,018,875
                                                                               ------------------  ------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                          -                   -

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income                                                                   (558) (a)                  -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                          -                   -

DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                 (2,846,084)        (13,086,205)

DISTRIBUTIONS TO PRIME SHAREHOLDERS FROM:
Net investment income                                                                 (8,345,888)        (54,061,304)
                                                                               ------------------  ------------------
Change in net assets from shareholder distributions                                  (11,192,530)        (67,147,509)
                                                                               ------------------  ------------------
Change in net assets from capital transactions                                       (66,343,120)        329,362,270
                                                                               ------------------  ------------------
Change in net assets                                                                 (66,435,343)        329,233,636

NET ASSETS:
Beginning of period                                                                1,826,648,312       1,497,414,676
                                                                               ------------------  ------------------
End of period                                                                  $   1,760,212,969   $   1,826,648,312
                                                                               ==================  ==================


                                                                                 GARTMORE MORLEY ENHANCED INCOME FUND
                                                                               ==========================================
                                                                                 SIX MONTHS ENDED         YEAR ENDED
                                                                                  APRIL 30, 2002       OCTOBER 31, 2001
=========================================================================================================================
FROM INVESTMENT ACTIVITIES: OPERATIONS:
Net investment income                                                          $           616,395   $           890,785
Net realized gains (losses) on investment and futures transactions                        (395,327)             (582,403)
Net change in unrealized appreciation/depreciation on investments and futures              148,912               211,380
                                                                               --------------------  --------------------
Change in net assets resulting from operations                                             369,980               519,762
                                                                               --------------------  --------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                      (18,184)              (27,205)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income                                                                     (348,399)             (222,668)

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                     (249,812)             (640,912)

DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                            -                     -

DISTRIBUTIONS TO PRIME SHAREHOLDERS FROM:
Net investment income                                                                            -                     -
                                                                               --------------------  --------------------
Change in net assets from shareholder distributions                                       (616,395)             (890,785)
                                                                               --------------------  --------------------
Change in net assets from capital transactions                                          11,368,034            10,258,451
                                                                               --------------------  --------------------
Change in net assets                                                                    11,121,619             9,887,428

NET ASSETS:
Beginning of period                                                                     22,366,240            12,478,812
                                                                               --------------------  --------------------
End of period                                                                  $        33,487,859   $        22,366,240
                                                                               ====================  ====================

(a) For the period from December 31, 2001 (commencement of operations) through April 30, 2001.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 65

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
CORE Series
================================================================================


GARTMORE  BOND  FUND

                                                                   INVESTMENT  ACTIVITIES                  DISTRIBUTIONS
                                             =============  ========================================  ===========================
                                                 NET                     NET REALIZED
                                             ASSET VALUE,      NET      AND UNREALIZED   TOTAL FROM       NET
                                               BEGINNING    INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT       TOTAL
                                               OF PERIOD      INCOME    ON INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS
=================================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)            $        9.52        0.26            0.23         0.49        (0.26)          (0.26)
Year Ended October 31, 1999                  $        9.75        0.53           (0.68)       (0.15)       (0.53)          (0.53)
Year Ended October 31, 2000                  $        9.07        0.57           (0.32)        0.25        (0.57)          (0.57)
Year Ended October 31, 2001                  $        8.75        0.52            0.84         1.36        (0.53)          (0.53)
Six Months Ended April 30, 2002 (Unaudited)  $        9.58        0.25           (0.36)       (0.11)       (0.25)          (0.25)

CLASS B SHARES
Period Ended October 31, 1998 (c)            $        9.52        0.23            0.23         0.46        (0.23)          (0.23)
Year Ended October 31, 1999                  $        9.75        0.47           (0.67)       (0.20)       (0.47)          (0.47)
Year Ended October 31, 2000                  $        9.08        0.52           (0.33)        0.19        (0.52)          (0.52)
Year Ended October 31, 2001                  $        8.75        0.47            0.84         1.31        (0.48)          (0.48)
Six Months Ended April 30, 2002 (Unaudited)  $        9.58        0.23           (0.36)       (0.13)       (0.23)          (0.23)

CLASS C SHARES
Period Ended October 31, 2001 (d)            $        9.19        0.25            0.40         0.65        (0.25)          (0.25)
Six Months Ended April 30, 2002 (Unaudited)  $        9.59        0.23           (0.36)       (0.13)       (0.23)          (0.23)

CLASS D SHARES
Year Ended October, 31 1997                  $        9.34        0.60            0.15         0.75        (0.60)          (0.60)
Year Ended October 31, 1998 (c)              $        9.49        0.57            0.27         0.84        (0.57)          (0.57)
Year Ended October 31, 1999                  $        9.76        0.55           (0.67)       (0.12)       (0.55)          (0.55)
Year Ended October 31, 2000                  $        9.09        0.59           (0.33)        0.26        (0.59)          (0.59)
Year Ended October 31, 2001                  $        8.76        0.54            0.84         1.38        (0.55)          (0.55)
Six Months Ended April 30, 2002 (Unaudited)  $        9.59        0.26           (0.36)       (0.10)       (0.26)          (0.26)


                                             =====================================================================================
                                                                                       RATIOS/SUPPLEMENTAL DATA
                                             =====================================================================================
                                                                                                       RATIO OF NET
                                                                                           RATIO OF     INVESTMENT
                                                  NET                       NET ASSETS     EXPENSES       INCOME
                                              ASSET VALUE,      TOTAL       AT END OF     TO AVERAGE    TO AVERAGE     PORTFOLIO
                                             END OF PERIOD   RETURN (a)   PERIOD (000s)   NET ASSETS    NET ASSETS    TURNOVER (b)
==================================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (c)            $         9.75    5.18% (e)  $        1,365    1.17% (f)      5.48% (f)        70.31%
Year Ended October 31, 1999                  $         9.07   (1.58%)     $        3,186    1.08%          5.67%            64.26%
Year Ended October 31, 2000                  $         8.75    2.87%      $        3,458    1.05%          6.42%            72.80%
Year Ended October 31, 2001                  $         9.58   16.01%      $        4,775    1.14%          5.71%            42.47%
Six Months Ended April 30, 2002 (Unaudited)  $         9.22   (1.10%)(e)  $        5,740    1.06% (f)      5.50% (f)        12.54%

CLASS B SHARES
Period Ended October 31, 1998 (c)            $         9.75    4.85% (e)  $          490    1.81% (f)      4.93% (f)        70.31%
Year Ended October 31, 1999                  $         9.08   (2.07%)     $        1,662    1.68%          5.07%            64.26%
Year Ended October 31, 2000                  $         8.75    2.15%      $        1,707    1.64%          5.83%            72.80%
Year Ended October 31, 2001                  $         9.58   15.33%      $        2,935    1.72%          5.10%            42.47%
Six Months Ended April 30, 2002 (Unaudited)  $         9.22   (1.38%)(e)  $        3,388    1.64% (f)      4.93% (f)        12.54%

CLASS C SHARES
Period Ended October 31, 2001 (d)            $         9.59    7.25% (e)  $          162    1.74% (f)      4.77% (f)        42.47%
Six Months Ended April 30, 2002 (Unaudited)  $         9.23   (1.38%)(e)  $          201    1.64% (f)      4.92% (f)        12.54%

CLASS D SHARES
Year Ended October, 31 1997                  $         9.49    8.33%      $      124,404    0.72%          6.43%            70.63%
Year Ended October 31, 1998 (c)              $         9.76    9.11%      $      134,822    0.78%          5.93%            70.31%
Year Ended October 31, 1999                  $         9.09   (1.24%)     $      125,451    0.83%          5.86%            64.26%
Year Ended October 31, 2000                  $         8.76    2.97%      $      108,413    0.83%          6.62%            72.80%
Year Ended October 31, 2001                  $         9.59   16.23%      $      132,034    0.92%          5.94%            42.47%
Six Months Ended April 30, 2002 (Unaudited)  $         9.23   (0.99%)(e)  $      123,118    0.84% (f)      5.71% (f)        12.54%

==================================================================================================================================

(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)  Not annualized.
(f)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 66

GARTMORE  GOVERNMENT  BOND  FUND

                                                      INVESTMENT ACTIVITIES                        DISTRIBUTIONS
                                  ===========  ========================================  ======================================
                                     NET                   NET REALIZED
                                 ASSET VALUE,     NET     AND UNREALIZED    TOTAL FROM      NET         NET
                                   BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                   OF PERIOD     INCOME    ON INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
===============================================================================================================================

CLASS A SHARES
Period Ended October 31, 1998 (d)  $    10.24        0.26            0.32         0.58        (0.26)         -           (0.26)
Year Ended October 31, 1999        $    10.56        0.51           (0.62)       (0.11)       (0.51)     (0.05)          (0.56)
Year Ended October 31, 2000        $     9.89        0.57            0.13         0.70        (0.57)     (0.02)          (0.59)
Year Ended October 31, 2001        $    10.00        0.53            0.95         1.48        (0.53)         -           (0.53)
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.95        0.23           (0.33)       (0.10)       (0.23)     (0.20)          (0.43)

CLASS B SHARES
Period Ended October 31, 1998 (d)  $    10.24        0.23            0.31         0.54        (0.23)         -           (0.23)
Year Ended October 31, 1999        $    10.55        0.45           (0.61)       (0.16)       (0.45)     (0.05)          (0.50)
Year Ended October 31, 2000        $     9.89        0.51            0.13         0.64        (0.51)     (0.02)          (0.53)
Year Ended October 31, 2001        $    10.00        0.47            0.94         1.41        (0.47)         -           (0.47)
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.94        0.21           (0.33)       (0.12)       (0.21)     (0.20)          (0.41)

CLASS C SHARES
Period Ended October 31, 2001 (e)  $    10.47        0.24            0.47         0.71        (0.24)         -           (0.24)
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.94        0.21           (0.33)       (0.12)       (0.21)     (0.20)          (0.41)

CLASS D SHARES
Year Ended October, 31 1997        $    10.04        0.59            0.27         0.86        (0.59)         -           (0.59)
Year Ended October 31, 1998 (d)    $    10.31        0.56            0.34         0.90        (0.56)     (0.08)          (0.64)
Year Ended October 31, 1999        $    10.57        0.53           (0.63)       (0.10)       (0.53)     (0.05)          (0.58)
Year Ended October 31, 2000        $     9.89        0.59            0.14         0.73        (0.59)     (0.02)          (0.61)
Year Ended October 31, 2001        $    10.01        0.55            0.95         1.50        (0.55)         -           (0.55)
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.96        0.25           (0.33)       (0.08)       (0.25)     (0.20)          (0.45)



                                                                                 RATIOS/SUPPLEMENTAL DATA
                                  ========================  ====================================================================
                                                                                        RATIO OF NET
                                                                            RATIO  OF    INVESTMENT    RATIO OF
                                   NET  ASSET                NET  ASSETS     EXPENSES      INCOME     EXPENSES TO
                                   VALUE,END      TOTAL       AT END OF     TO AVERAGE   TO AVERAGE   AVERAGE NET    PORTFOLIO
                                   OF PERIOD   RETURN (a)   PERIOD (000s)   NET ASSETS   NET ASSETS    ASSETS (b)   TURNOVER (c)
================================================================================================================================

CLASS A SHARES
Period Ended October 31, 1998 (d)  $    10.56    5.69% (f)  $          332    1.04% (g)    5.10% (g)     1.17% (g)        59.52%
Year Ended October 31, 1999        $     9.89   (1.05%)     $       49,601    0.99%        5.13%         1.15%            51.86%
Year Ended October 31, 2000        $    10.00    7.40%      $       54,796    0.99%        5.84%         1.05%           107.86%
Year Ended October 31, 2001        $    10.95   15.21%      $       57,336    0.99%        5.12%         1.20%           159.68%
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.42   (0.77%)(f)  $       56,456    1.03% (g)    4.52% (g)     1.11% (g)        41.10%

CLASS B SHARES
Period Ended October 31, 1998 (d)  $    10.55    5.29% (f)  $          297    1.64% (g)    4.59% (g)     1.86% (g)        59.52%
Year Ended October 31, 1999        $     9.89   (1.57%)     $        1,148    1.64%        4.44%         1.65%            51.86%
Year Ended October 31, 2000        $    10.00    6.72%      $        1,129    1.63%        5.19%         1.63%           107.86%
Year Ended October 31, 2001        $    10.94   14.41%      $        4,024    1.64%        4.27%         1.68%           159.68%
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.41   (1.04%)(f)  $        5,093    1.58% (g)    3.96% (g)     1.58% (g)        41.10%

CLASS C SHARES
Period Ended October 31, 2001 (e)  $    10.94    6.89% (f)  $          449    1.64% (g)    4.20% (g)     1.73% (g)       159.68%
Six Months Ended April 30, 2002
  (Unaudited)                      $    10.41   (1.04%)(f)  $          678    1.58% (g)    3.95% (g)     1.58% (g)        41.10%

CLASS D SHARES
Year Ended October, 31 1997        $    10.31    8.86%      $       41,328    1.07%        5.85%         1.22%            26.58%
Year Ended October 31, 1998 (d)    $    10.57    9.03%      $       50,849    0.92%        5.43%         1.03%            59.52%
Year Ended October 31, 1999        $     9.89   (0.93%)     $       52,260    0.79%        5.24%         0.81%            51.86%
Year Ended October 31, 2000        $    10.01    7.73%      $       55,812    0.78%        6.03%         0.78%           107.86%
Year Ended October 31, 2001        $    10.96   15.43%      $      124,117    0.79%        5.24%         0.90%           159.68%
Six Months Ended April 30, 2002
  (Unaudited)                           10.43  (0.65%) (f)  $      120,738    0.79% (g)    4.76% (g)     0.81% (g)        41.10%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 67

 [GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS
                   SELECTED DATE FOR EACH SHARE OF CAPITAL OUTSTANDING
CORE Series
================================================================================


GARTMORE TAX-FREE INCOME FUND

                                                          INVESTMENT ACTIVITIES                           DISTRIBUTIONS
                                   ==============================================================================================
                                        NET                    NET REALIZED
                                   ASSET VALUE,      NET      AND UNREALIZED   TOTAL FROM       NET         NET
                                     BEGINNING    INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD      INCOME    ON INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
=================================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (d)  $       10.48        0.23            0.17         0.40        (0.23)         -           (0.23)
Year Ended October 31, 1999        $       10.65        0.49           (0.82)       (0.33)       (0.49)     (0.04)          (0.53)
Year Ended October 31, 2000        $        9.79        0.50            0.25         0.75        (0.50)         -           (0.50)
Year Ended October 31, 2001        $       10.04        0.46            0.49         0.95        (0.48)         -           (0.48)
Six Months Ended April 30, 2002
  (Unaudited)                      $       10.51        0.23           (0.22)        0.01        (0.23)         -           (0.23)

CLASS B SHARES
Period Ended October 31, 1998 (d)  $       10.48        0.20            0.18         0.38        (0.20)         -           (0.20)
Year Ended October 31, 1999        $       10.66        0.42           (0.83)       (0.41)       (0.43)     (0.04)          (0.47)
Year Ended October 31, 2000        $        9.78        0.44            0.25         0.69        (0.44)         -           (0.44)
Year Ended October 31, 2001        $       10.03        0.40            0.49         0.89        (0.42)         -           (0.42)
Six Months Ended April 30, 2002
  (Unaudited)                      $       10.50        0.20           (0.20)           -        (0.20)         -           (0.20)

CLASS C SHARES
Period Ended October 31, 2001 (e)  $       10.32        0.22            0.16         0.38        (0.22)         -           (0.22)
Six Months Ended April 30, 2002
  (Unaudited)                      $       10.48        0.20           (0.20)           -        (0.20)         -           (0.20)

CLASS D SHARES
Year Ended October, 31 1997        $       10.24        0.50            0.27         0.77        (0.50)         -           (0.50)
Year Ended October 31, 1998 (d)    $       10.51        0.50            0.23         0.73        (0.50)     (0.08)          (0.58)
Year Ended October 31, 1999        $       10.66        0.51           (0.84)       (0.33)       (0.51)     (0.04)          (0.55)
Year Ended October 31, 2000        $        9.78        0.53            0.25         0.78        (0.53)         -           (0.53)
Year Ended October 31, 2001        $       10.03        0.49            0.49         0.98        (0.51)         -           (0.51)
Six Months Ended April 30, 2002
  (Unaudited)                      $       10.50        0.25           (0.21)        0.04        (0.25)         -           (0.25)


                                                                                  RATIOS/SUPPLEMENTAL DATA
                                   ================================================================================================
                                                                                          RATIO  OF
                                                                            RATIO OF    NET INVESTMENT     RATIO OF
                                   NET ASSET                 NET ASSETS     EXPENSES        INCOME       EXPENSES TO
                                   VALUE, END    TOTAL       AT END OF     TO AVERAGE     TO AVERAGE     AVERAGE NET    PORTFOLIO
                                   OF PERIOD   RETURN (a)  PERIOD (000s)   NET ASSETS     NET ASSETS      ASSETS (b)   TURNOVER (c)
===================================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998 (d)       10.65    3.86% (g)  $          601    1.06% (h)        4.50% (h)          (f)        28.88%
Year Ended October 31, 1999              9.79   (3.26%)     $        2,383    0.96%            4.73%              (f)        42.26%
Year Ended October 31, 2000             10.04    7.90%      $        3,792    0.94%            5.09%              (f)         7.08%
Year Ended October 31, 2001             10.51    9.70%      $        5,837    1.00%            4.56%              (f)         7.29%
Six Months Ended April 30, 2002
  (Unaudited)                           10.29    0.15% (g)  $        6,656    0.99% (h)        4.56% (h)          (f)        18.88%

CLASS B SHARES
Period Ended October 31, 1998 (d)       10.66    3.66% (g)  $        1,477    1.66% (h)        3.94% (h)          (f)        28.88%
Year Ended October 31, 1999              9.78   (4.02%)     $        3,746    1.56%            4.12%              (f)        42.26%
Year Ended October 31, 2000             10.03    7.27%      $        4,601    1.55%            4.50%              (f)         7.08%
Year Ended October 31, 2001             10.50    9.06%      $        5,592    1.60%            3.96%              (f)         7.29%
Six Months Ended April 30, 2002
  (Unaudited)                           10.30    0.05% (g)  $        6,262    1.59% (h)        3.97% (h)          (f)        18.88%

CLASS C SHARES
Period Ended October 31, 2001 (e)       10.48    3.73% (g)  $          115    1.62% (h)        3.98% (h)          (f)         7.29%
Six Months Ended April 30, 2002
  (Unaudited)                           10.28    0.05% (g)  $          156    1.59% (h)        3.98% (h)          (f)        18.88%

CLASS D SHARES
Year Ended October, 31 1997             10.51    7.72%      $      256,486    0.96%            4.85%         1.11%            9.49%
Year Ended October 31, 1998 (d)         10.66    7.09%      $      263,662    0.85%            4.73%         0.93%           28.88%
Year Ended October 31, 1999              9.78   (3.21%)     $      226,270    0.71%            4.93%         0.71%           42.26%
Year Ended October 31, 2000             10.03    8.18%      $      204,337    0.70%            5.35%         0.70%            7.08%
Year Ended October 31, 2001             10.50    9.99%      $      202,942    0.75%            4.82%              (f)         7.29%
Six Months Ended April 30, 2002
  (Unaudited)                           10.29    0.37% (g)  $      194,197    0.74% (h)        4.82% (h)          (f)        18.88%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  There were no fee reductions in this period.
(g)  Not annualized.
(h)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 68

                                                 INVESTMENT  ACTIVITIES        DISTRIBUTIONS
                                   ============  =======================  ===========================  ====================
                                        NET
                                   ASSET VALUE,      NET      TOTAL FROM      NET                       NET ASSET
                                     BEGINNING    INVESTMENT  INVESTMENT  INVESTMENT       TOTAL       VALUE, END     TOTAL
                                     OF PERIOD      INCOME    ACTIVITIES    INCOME     DISTRIBUTIONS    OF PERIOD    RETURN
===========================================================================================================================
INSTITUTIONAL CLASS SHARES
Period Ended April 30, 2002
  (Unaudited) (b)                  $        1.00        0.01        0.01       (0.01)          (0.01)  $      1.00  0.48%(f)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $        1.00        0.04        0.04       (0.04)          (0.04)  $      1.00  3.69%(f)
Year Ended October 31, 2000        $        1.00        0.06        0.06       (0.06)          (0.06)  $      1.00  5.64%
Year Ended October 31, 2001        $        1.00        0.04        0.04       (0.04)          (0.04)  $      1.00  4.15%
Six Months Ended April 30, 2002
  (Unaudited)                      $        1.00        0.01        0.01       (0.01)          (0.01)  $      1.00  0.56%(f)

PRIME SHARES
Year Ended October, 31 1997        $        1.00        0.05        0.05       (0.05)          (0.05)  $      1.00  5.07%
Year Ended October 31, 1998        $        1.00        0.05        0.05       (0.05)          (0.05)  $      1.00  5.15%
Year Ended October 31, 1999 (d)    $        1.00        0.05        0.05       (0.05)          (0.05)  $      1.00  4.61%
Year Ended October 31, 2000        $        1.00        0.06        0.06       (0.06)          (0.06)  $      1.00  5.74%
Year Ended October 31, 2001        $        1.00        0.04        0.04       (0.04)          (0.04)  $      1.00  4.22%
Six Months Ended April 30, 2002
  (Unaudited)                      $        1.00        0.01        0.01       (0.01)          (0.01)  $      1.00  0.64%(f)



                                                        RATIOS  /  SUPPLEMENTAL  DATA
                                   =============================================================
                                                                   RATIO  OF
                                                     RATIO OF    NET INVESTMENT      RATIO OF
                                     NET ASSETS    EXPENSES TO       INCOME          EXPENSES
                                     AT END OF     AVERAGE NET     TO AVERAGE       TO AVERAGE
                                   PERIOD (000s)     ASSETS)       NET ASSETS     NET ASSETS (a)
================================================================================================
INSTITUTIONAL CLASS SHARES
Period Ended April 30, 2002
  (Unaudited) (b)                  $          349     0.61% (g)        1.24% (g)             (e)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $       22,295     0.64% (g)        4.74% (g)       0.79% (g)
Year Ended October 31, 2000        $      256,221     0.75%            5.68%           0.86%
Year Ended October 31, 2001        $      440,874     0.75%            3.85%           0.91%
Six Months Ended April 30, 2002
  (Unaudited)                      $      544,480     0.87% (g)        1.08% (g)       0.98% (g)

PRIME SHARES
Year Ended October, 31 1997        $      820,657     0.59%            4.96%           0.64%
Year Ended October 31, 1998        $    1,048,689     0.59%            4.96%           0.64%
Year Ended October 31, 1999 (d)    $    1,345,342     0.61%            4.52%           0.61%
Year Ended October 31, 2000        $    1,241,194     0.65%            5.58%           0.65%
Year Ended October 31, 2001        $    1,385,774     0.68%            4.10%                 (e)
Six Months Ended April 30, 2002
  (Unaudited)                      $    1,215,384     0.70% (g)        1.28% (g)             (e)
================================================================================================

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from December 13, 2001 (commencement of operations) through April 30, 2002.
(c) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  There were no fee reductions in this period.
(f)  Not annualized.
(g)  Annualized.

See notes to financial statements.


                                                       2002 SEMIANNUAL REPORT 69

[GRAPHIC OMITTED]   FINANCIAL HIGHLIGHTS
                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
CORE Series
================================================================================


GARTMORE MORLEY ENHANCED INCOME FUND

                                                              INVESTMENT ACTIVITIES                DISTRIBUTIONS
                                     =============  =======================================  ============================
                                          NET                    NET REALIZED
                                     ASSET VALUE,      NET      AND UNREALIZED   TOTAL FROM      NET
                                       BEGINNING    INVESTMENT  GAINS (LOSSES)   INVESTMENT  INVESTMENT       TOTAL
                                       OF PERIOD      INCOME    ON INVESTMENTS   ACTIVITIES    INCOME     DISTRIBUTIONS
=========================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $       10.00        0.48           (0.10)        0.38       (0.48)          (0.48)
Year Ended October 31, 2001          $        9.90        0.52           (0.20)        0.32       (0.52)          (0.52)
Six Months Ended April 30, 2002
  (Unaudited)                        $        9.70        0.21           (0.10)        0.11       (0.21)          (0.21)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)    $       10.00        0.51           (0.11)        0.40       (0.51)          (0.51)
Year Ended October 31, 2001          $        9.89        0.56           (0.19)        0.37       (0.56)          (0.56)
Six Months Ended April 30, 2002
  (Unaudited)                        $        9.70        0.23           (0.10)        0.13       (0.23)          (0.23)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $       10.00        0.49           (0.10)        0.39       (0.49)          (0.49)
Year Ended October 31, 2001          $        9.90        0.54           (0.19)        0.35       (0.54)          (0.54)
Six Months Ended April 30, 2002
  (Unaudited)                        $        9.71        0.22           (0.10)        0.12       (0.22)          (0.22)


                                                                                   RATIOS/SUPPLEMENTAL DATA
                                     =======================  ====================================================================
                                                                                          RATIO OF NET
                                                                               RATIO OF    INVESTMENT     RATIO OF
                                      NET ASSET                 NET ASSETS     EXPENSES      INCOME     EXPENSES TO
                                     VALUE, END     TOTAL       AT END OF     TO AVERAGE   TO AVERAGE   AVERAGE NET    PORTFOLIO
                                      OF PERIOD   RETURN (a)  PERIOD (000s)   NET ASSETS   NET ASSETS    ASSETS (b)   TURNOVER (c)
==================================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000 (d)    $      9.90   3.86% (e)  $          368    0.90% (f)    5.90% (f)     2.63% (f)         4.42%
Year Ended October 31, 2001          $      9.70   3.26%      $          629    0.90%        5.18%         1.51%            46.50%
Six Months Ended April 30, 2002
  (Unaudited)                        $      9.60   1.13% (e)  $          974    0.84% (f)    4.38% (f)     0.98% (f)        31.31%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)    $      9.89   4.16% (e)  $          497    0.45% (f)    6.44% (f)     2.13% (f)         4.42%
Year Ended October 31, 2001          $      9.70   3.83%      $       10,144    0.45%        5.39%         0.98%            46.50%
Six Months Ended April 30, 2002
  (Unaudited)                        $      9.60   1.33% (e)  $       21,706    0.45% (f)    4.79% (f)     0.67% (f)        31.31%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $      9.90   4.02% (e)  $       11,614    0.70% (f)    5.96% (f)     1.73% (f)         4.42%
Year Ended October 31, 2001          $      9.71   3.57%      $       11,593    0.70%        5.45%         1.44%            46.50%
Six Months Ended April 30, 2002
  (Unaudited)                        $      9.61   1.21% (e)  $       10,807    0.70% (f)    4.51% (f)     0.93% (f)        31.31%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  Not annualized.
(f)  Annualized.

See  notes  to  financial  statements.


                                                       2002 SEMIANNUAL REPORT 70

[GRAPHIC OMITTED]  NOTES TO FINANCIAL STATEMENTS
                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


1.   ORGANIZATION

Gartmore Mutual Funds (the Trust) is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (1940 Act). The Trust operates thirty-five separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a Fund", collectively the Funds):

          -    Gartmore Growth Fund (Growth)
          -    Gartmore Large Cap Value Fund (Large Cap Value)
          -    Gartmore Total Return Fund (Total Return)
          -    Gartmore Investor Destinations Aggressive Fund (Aggressive)
          - Gartmore Investor Destinations Moderately Aggressive Fund (Moderately Aggressive)
          -    Gartmore Investor Destinations Moderate Fund (Moderate)
          - Gartmore Investor Destinations Moderately Conservative Fund (Moderately Conservative)
          -    Gartmore Investor Destinations Conservative Fund (Conservative)
          -    Gartmore Bond Fund (Bond)
          -    Gartmore Government Bond Fund (Government Bond)
          -    Gartmore Tax-Free Income Fund (Tax-Free Income)
          -    Gartmore Money Market Fund (Money Market)
          -    Gartmore Morley Enhanced Income Fund (Morley Enhanced Income)

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (the Investor Destinations Funds) are constructed as fund of funds which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the Underlying Funds). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, may also invest in a non-registered fixed interest contract issued by Nationwide Life Insurance Company.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)  SECURITY  VALUATION

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be short-term and are valued at amortized cost which approximates market value.


                                                       2002 SEMIANNUAL REPORT 71

                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds investment adviser or designee, are valued at fair value under procedures approved by the Funds Board of Trustees.

     Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at value, pursuant to methods established in good faith by the Board of Trustees or Directors of the Underlying Fund. Under most circumstances, the fixed interest contract is valued at par value each day. The par value is calculated each day by the summation of the following factors: prior days par value, prior days interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

(b)  REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(c)  FUTURES

     Certain Funds may invest in financial futures contracts (futures contracts) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

     A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A purchase of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

     Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.


                                                       2002 SEMIANNUAL REPORT 72

(e)  FEDERAL INCOME TAXES

     Each Funds policy is to continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

(f)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Total Return and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(g)  EXPENSES

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on relative net assets of each class for the Growth, Large Cap Value, Total Return and Investor Destinations Funds and based on total settled shares outstanding of each class for all other Funds. Expenses specific to a class are charged to that class.


                                                       2002 SEMIANNUAL REPORT 73

                   April 30, 2002 (Unaudited)
CORE Series
================================================================================

(h)  CAPITAL SHARE TRANSACTIONS

     Transactions in capital shares of the Funds were as follows:

                                                                 GROWTH                              LARGE CAP VALUE
                                                ======================================  =====================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31, 2001
                                                   (UNAUDITED)                             (UNAUDITED)
=============================================================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $      16,734,263   $      35,818,447   $       4,274,713   $      12,340,911
  Dividends reinvested                                          -           1,983,640           1,269,567             274,910
  Cost of shares redeemed                             (16,136,299)        (35,002,663)         (7,064,695)        (12,921,559)
                                                ------------------  ------------------  ------------------  ------------------
                                                          597,964           2,799,424          (1,520,415)           (305,738)
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
  Proceeds from shares issued                             381,365           1,144,620             126,377             272,132
  Dividends reinvested                                          -           1,769,963              23,325                 924
  Cost of shares redeemed                                (290,902)           (963,829)            (29,388)            (98,983)
                                                ------------------  ------------------  ------------------  ------------------
                                                           90,463           1,950,754             120,314             174,073
                                                ------------------  ------------------  ------------------  ------------------
CLASS C SHARES
  Proceeds from shares issued                               9,442           70,579 (a)             34,021           64,383 (a)
  Dividends reinvested                                          -                   -               2,974              126 (a)
  Cost of shares redeemed                                  (4,897)         (2,000) (a)            (15,698)         (2,302) (a)
                                                ------------------  ------------------  ------------------  ------------------
                                                            4,545              68,579              21,297              62,207
                                                ------------------  ------------------  ------------------  ------------------
 CLASS D SHARES
  Proceeds from shares issued                          11,818,531          38,958,141                   -                   -
  Dividends reinvested                                          -         171,444,588                   -                   -
  Cost of shares redeemed                            (127,145,896)       (109,707,019)                  -                   -
                                                ------------------  ------------------  ------------------  ------------------
                                                     (115,327,365)        100,695,710                   -                   -
                                                ------------------  ------------------  ------------------  ------------------
   INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                       92,955,764 (b)                  -               2,934           8,263,471
  Dividends reinvested                                          -                   -                   4              36,611
  Cost of shares redeemed                          (4,333,688) (b)                  -             (74,100)         (9,863,126)
                                                ------------------  ------------------  ------------------  ------------------
                                                       88,622,076                   -             (71,162)         (1,563,044)
                                                ------------------  ------------------  ------------------  ------------------
Change in net assets from capital transactions  $     (26,012,317)  $     105,514,467   $      (1,449,966)  $      (1,632,502)
                                                ==================  ==================  ==================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                                2,621,812           5,522,645             412,359           1,126,334
  Reinvested                                                    -             210,891             124,324              25,844
  Redeemed                                             (2,520,449)         (5,454,703)           (679,729)         (1,168,906)
                                                ------------------  ------------------  ------------------  ------------------
                                                          101,363             278,833            (143,046)            (16,728)
                                                ------------------  ------------------  ------------------  ------------------
CLASS B SHARES
  Issued                                                   63,780             152,998              12,272              24,786
  Reinvested                                                    -             194,288               2,314                  87
  Redeemed                                                (48,555)           (130,166)             (2,889)             (8,972)
                                                ------------------  ------------------  ------------------  ------------------
                                                           15,225             217,120              11,697              15,901
                                                ------------------  ------------------  ------------------  ------------------
 CLASS C SHARES
  Issued                                                    1,556           10,762 (a)              3,298            6,052 (a)
  Reinvested                                                    -                   -                 295               13 (a)
  Redeemed                                                   (820)           (395) (a)             (1,503)           (217) (a)
                                                ------------------  ------------------  ------------------  ------------------
                                                              736              10,367               2,090               5,848
                                                ------------------  ------------------  ------------------  ------------------
  CLASS D SHARES
  Issued                                                1,844,042           5,119,321                   -                   -
  Reinvested                                                    -          18,158,722                   -                   -
  Redeemed                                            (19,456,266)        (13,862,386)                  -                   -
                                                ------------------  ------------------  ------------------  ------------------
                                                      (17,612,224)          9,415,657                   -                   -
                                                ------------------  ------------------  ------------------  ------------------
 INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                            14,116,457 (b)                  -                 281             730,266
  Reinvested                                                    -                   -                   -               3,324
  Redeemed                                           (683,163) (b)                  -              (7,045)           (876,623)
                                                ------------------  ------------------  ------------------  ------------------
                                                       13,433,294                   -              (6,764)            143,033
                                                ------------------  ------------------  ------------------  ------------------
 Total change in shares                                (4,061,606)          9,921,977            (136,023)           (138,012)
                                                ==================  ==================  ==================  ==================


                                                              TOTAL RETURN
                                                 =====================================
                                                 SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001
                                                   (UNAUDITED)
======================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $     225,113,527   $     147,244,190
  Dividends reinvested                                    548,956          15,066,179
  Cost of shares redeemed                             (42,958,525)        (25,801,902)
                                                ------------------  ------------------
                                                      182,703,958         136,508,467
                                                ------------------  ------------------
CLASS B SHARES
  Proceeds from shares issued                           2,766,853           6,587,859
  Dividends reinvested                                          -          12,835,915
  Cost of shares redeemed                              (2,525,823)         (6,038,948)
                                                ------------------  ------------------
                                                          241,030          13,384,826
                                                ------------------  ------------------
CLASS C SHARES
  Proceeds from shares issued                             100,717          203,641 (a)
  Dividends reinvested                                          -               99 (a)
  Cost of shares redeemed                                 (50,321)         (4,161) (a)
                                                ------------------  ------------------
                                                           50,396             199,579
                                                ------------------  ------------------
 CLASS D SHARES
  Proceeds from shares issued                          36,842,260         106,143,294
  Dividends reinvested                                  4,831,140         549,961,789
  Cost of shares redeemed                            (163,222,707)       (240,830,564)
                                                ------------------  ------------------
                                                     (121,549,307)        415,274,519
                                                ------------------  ------------------
   INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                       67,795,670 (b)                  -
  Dividends reinvested                                  87,708 (b)                  -
  Cost of shares redeemed                          (3,599,985) (b)                  -
                                                ------------------  ------------------
                                                       64,283,393                   -
                                                ------------------  ------------------
Change in net assets from capital transactions  $     125,729,470   $     565,367,391
                                                ------------------  ------------------
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                               12,046,644           7,771,982
  Reinvested                                               29,420             727,680
  Redeemed                                             (2,332,927)         (1,372,386)
                                                ------------------  ------------------
                                                        9,743,137           7,127,276
                                                ------------------  ------------------
CLASS B SHARES
  Issued                                                  153,218             331,672
  Reinvested                                                    -             626,343
  Redeemed                                               (140,690)           (299,872)
                                                ------------------  ------------------
                                                           12,528             658,143
                                                ------------------  ------------------
 CLASS C SHARES
  Issued                                                    5,596           10,902 (a)
  Reinvested                                                    -                5 (a)
  Redeemed                                                 (2,796)           (240) (a)
                                                ------------------  ------------------
                                                            2,800              10,667
                                                ------------------  ------------------
  CLASS D SHARES
  Issued                                                2,022,736           5,343,008
  Reinvested                                              263,739          26,692,626
  Redeemed                                             (8,974,252)        (12,365,126)
                                                ------------------  ------------------
                                                       (6,687,777)         19,670,508
                                                ------------------  ------------------
 INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                             3,726,164 (b)                  -
  Reinvested                                             4,660 (b)                  -
  Redeemed                                           (195,340) (b)                  -
                                                ------------------  ------------------
                                                        3,535,484                   -
                                                ------------------  ------------------
 Total change in shares                                 6,606,172          27,466,594
                                                ==================  ==================

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(b) For the period from January 2, 2002 (commencement of operations) through April 30, 2002.


                                                       2002 SEMIANNUAL REPORT 74

                                                               AGGRESSIVE                       MODERATELY AGGRESSIVE
                                                ======================================  ====================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31,2001
============================================================================================================================
                                                   (UNAUDITED)                             (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $           7,035   $            -      $           8,506   $           -
  Dividends reinvested                                         29               93                     44             211
  Cost of shares redeemed                                    (698)               -                      -               -
                                                ------------------  ------------------  ------------------  -----------------
                                                            6,366               93                  8,550             211
                                                ------------------  ------------------  ------------------  -----------------

CLASS B SHARES
  Dividends reinvested                                          -               60                     16              89
                                                ------------------  ------------------  ------------------  -----------------
                                                                -               60                     16              89
                                                ------------------  ------------------  ------------------  -----------------

CLASS C SHARES
  Proceeds from shares issued                                   -               25 (a)                  -              25 (a)
                                                ------------------  ------------------  ------------------  -----------------
                                                                -               25                      -              25
                                                ------------------  ------------------  ------------------  -----------------

SERVICE CLASS SHARES
  Proceeds from shares issued                          23,774,726       32,225,999             36,608,002      43,444,474
  Dividends reinvested                                    118,842           47,954                297,769         131,663
  Cost of shares redeemed                              (3,722,469)      (3,788,836)            (3,740,088)     (4,761,082)
                                                ------------------  ------------------  ------------------  -----------------
                                                       20,171,099       28,485,117             33,165,683      38,815,055
                                                ------------------  ------------------  ------------------  -----------------
Change in net assets from capital transactions  $      20,177,465       28,485,295             33,174,249   $  38,815,380
                                                ==================  ==================  ==================  =================

SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                                      884                -                  1,018               -
  Reinvested                                                    4               11                      5              15
  Redeemed                                                    (86)               -                      -               -
                                                              802               11                  1,023              15
                                                ------------------  ------------------  ------------------  -----------------
CLASS B SHARES
  Reinvested                                                    -                7                      2              10
                                                ------------------  ------------------  ------------------  -----------------
                                                                -                7                      2              10
                                                ------------------  ------------------  ------------------  -----------------

CLASS C SHARES
  Issued                                                        -                3(a)                   -               3(a)
                                                ------------------  ------------------  ------------------  -----------------
                                                                -                3                      -               3
                                                ------------------  ------------------  ------------------  -----------------
SERVICE CLASS SHARES
  Issued                                                3,046,416        3,946,184              4,421,320       5,095,235
  Reinvested                                               14,977            5,997                 35,521          16,273
  Redeemed                                               (477,216)        (482,350)              (455,198)       (580,320)
                                                ------------------  ------------------  ------------------  -----------------
                                                        2,584,177        3,469,831              4,001,643       4,531,188
                                                ------------------  ------------------  ------------------  -----------------
Total change in shares                                  2,584,979        3,469,852              4,002,668       4,531,216
                                                ==================  ==================  ==================  =================


                                                               MODERATE
                                                =====================================
                                                 SIX MONTHS ENDED      YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31,2001
                                                   (UNAUDITED)
=====================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $          15,000   $           -
  Dividends reinvested                                         83             299
  Cost of shares redeemed                                       -               -
                                                ------------------  ----------------
                                                           15,083             299
                                                ------------------  ----------------
CLASS B SHARES
  Dividends reinvested                                         51             113
                                                ------------------  ----------------
                                                               51             113
                                                ------------------  ----------------
CLASS C SHARES
  Proceeds from shares issued                                   -              25(a)
                                                ------------------  ----------------
                                                                -              25
                                                ------------------  ----------------
SERVICE CLASS SHARES
  Proceeds from shares issued                          41,619,195      81,173,159
  Dividends reinvested                                    716,706         394,341
  Cost of shares redeemed                              (5,900,795)    (20,790,257)
                                                ------------------  ----------------
                                                       36,435,106      60,777,243
                                                ------------------  ----------------
Change in net assets from capital transactions  $      36,450,240   $  60,777,680
                                                ==================  ================
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                                    1,691               -
  Reinvested                                                    9              17
  Redeemed                                                      -              -
                                                ------------------  ----------------
                                                            1,700              17
                                                ------------------  ----------------
CLASS B SHARES
  Reinvested                                                    6              12
                                                ------------------  ----------------
                                                                6              12
                                                ------------------  ----------------
CLASS C SHARES
  Issued                                                        -               3(a)
                                                ------------------  ----------------
                                                                                3
                                                ------------------  ----------------
SERVICE CLASS SHARES
  Issued                                                4,669,713       8,892,506
  Reinvested                                               79,909          45,702
  Redeemed                                               (661,369)     (2,278,597)
                                                ------------------  ----------------
                                                        4,088,253       6,659,611
                                                ------------------  ----------------
Total change in shares                                  4,089,959       6,659,643
                                                ==================  ================

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 75

[GRAPHIC OMITTED]  NOTES TO FINANCIAL STATEMENTS
                   APRIL 30, 2001 (Unaudited)
CORE Series
================================================================================


                                                           MODERATELY CONSERVATIVE                   CONSERVATIVE
                                                ======================================  =====================================
                                                 SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31,2001     APRIL 30, 2002     OCTOBER 31, 2001
                                                   (UNAUDITED)                            (UNAUDITED)
=============================================================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Dividends reinvested                          $             120   $         340      $             162   $          387
                                                ------------------  -----------------  ------------------  ------------------
                                                              120             340                    162              387
                                                ------------------  -----------------  ------------------  ------------------
CLASS B SHARES
  Dividends reinvested                                         87             241                    126              308
                                                ------------------  -----------------  ------------------  ------------------
                                                               87             241                    126              308
                                                ------------------  -----------------  ------------------  ------------------
CLASS C SHARES
  Proceeds from shares issued                                   -              25(a)                   -               25(a)
                                                ------------------  -----------------  ------------------  ------------------
                                                                -              25                      -               25
                                                ------------------  -----------------  ------------------  ------------------
SERVICE CLASS SHARES
  Proceeds from shares issued                          18,948,224      16,362,856             10,926,753       13,753,050
  Dividends reinvested                                    271,861         175,789                253,088          194,966
  Cost of shares redeemed                              (2,541,959)     (3,461,794)            (2,844,037)      (2,854,604)
                                                ------------------  -----------------  ------------------  ------------------
                                                       16,678,126      13,076,851              8,335,804       11,093,412
                                                ------------------  -----------------  ------------------  ------------------
Change in net assets from capital transactions  $      16,678,333   $  13,077,457      $       8,336,092   $   11,094,132
                                                ==================  =================  ==================  ==================

SHARE TRANSACTIONS:
CLASS A SHARES
  Reinvested                                                   13              33                     17               39
                                                ------------------  -----------------  ------------------  ------------------
                                                               13              33                     17               39
                                                ------------------  -----------------  ------------------  ------------------
CLASS B SHARES
  Reinvested                                                   10              24                     12               32
                                                ------------------  -----------------  ------------------  ------------------
                                                               10              24                     12               32
                                                ------------------  -----------------  ------------------  ------------------
CLASS C SHARES
  Issued                                                        -               3 (a)                  -                3 (a)
                                                ------------------  -----------------  ------------------  ------------------
                                                                -               3                      -                3
                                                ------------------  -----------------  ------------------  ------------------
SERVICE CLASS SHARES
  Issued                                                2,023,350       1,726,142              1,111,942        1,389,700
  Reinvested                                               29,036          19,006                 25,879           20,048
  Redeemed                                               (271,215)       (364,636)              (289,648)        (287,982)
                                                ------------------  -----------------  ------------------  ------------------
                                                        1,781,171       1,380,512                848,173        1,121,766
                                                ------------------  -----------------  ------------------  ------------------
  Total change in shares                                1,781,194       1,380,572                848,202        1,121,840
                                                ==================  =================  ==================  ==================

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.



                                                       2002 SEMIANNUAL REPORT 76

                                                                 BOND                              GOVERNMENT BOND
                                                ======================================  ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001     APRIL 30, 2002     OCTOBER 31, 2001
                                                   (UNAUDITED)                             (UNAUDITED)
==============================================================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $       5,405,543   $       2,472,508   $      17,604,839   $      31,837,975
  Proceeds from shares issued in connection
    with merger                                                 -                   -                   -           2,765,986
  Dividends reinvested                                    130,880             219,048           2,380,849           3,509,326
  Cost of shares redeemed                              (4,368,965)         (1,744,101)        (18,032,605)        (40,739,601)
                                                 -----------------  ------------------  ------------------  ------------------
                                                        1,167,458             947,455           1,953,083          (2,626,314)
                                                 -----------------  ------------------  ------------------  ------------------
CLASS B SHARES
  Proceeds from shares issued                             774,278           1,297,414           1,444,857           2,106,713
  Proceeds from shares issued in connection
    with merger                                                 -                   -                   -           2,015,612
  Dividends reinvested                                     60,349             101,956             144,087             234,316
  Cost of shares redeemed                                (264,914)           (385,138)           (330,338)         (1,588,542)
                                                 -----------------  ------------------  ------------------  ------------------
                                                          569,713           1,014,232           1,258,606           2,768,099
                                                 -----------------  ------------------  ------------------  ------------------
CLASS C SHARES
  Proceeds from shares issued                              64,387          156,192 (a)            285,445          422,558 (a)
  Dividends reinvested                                      4,109            2,147 (a)             17,525            7,711 (a)
  Cost of shares redeemed                                 (22,406)         (3,135) (a)            (53,725)         (7,516) (a)
                                                 -----------------  ------------------  ------------------  ------------------
                                                           46,090             155,204             249,245             422,753
                                                 -----------------  ------------------  ------------------  ------------------
CLASS D SHARES
  Proceeds from shares issued                           9,205,895          33,088,857          22,757,633          58,869,459
  Proceeds from shares issued in connection
    with merger                                                 -                   -                   -          25,511,073
  Dividends reinvested                                  3,225,319           6,183,641           4,669,076           5,523,777
  Cost of shares redeemed                             (16,334,567)        (26,275,009)        (24,654,782)        (29,486,857)
                                                 -----------------  ------------------  ------------------  ------------------
                                                       (3,903,353)         12,997,489           2,771,927          60,417,452
                                                 -----------------  ------------------  ------------------  ------------------
Change in net assets from capital transactions  $      (2,120,092)  $      15,114,380   $       6,232,861   $      60,981,990
                                                 =================  ==================  ==================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                                  581,383             267,016           1,681,387           2,770,597
  Issued in connection with merger                              -                   -                   -             262,179
  Reinvested                                               14,054              24,096             228,116             308,557
  Redeemed                                               (471,571)           (187,826)         (1,728,012)         (3,584,600)
                                                 -----------------  ------------------  ------------------  ------------------
                                                          123,866             103,286             181,491            (243,267)
                                                 -----------------  ------------------  ------------------  ------------------
CLASS B SHARES
  Issued                                                   83,274             142,297             139,278             109,541
  Issued in connection with merger                              -                   -                   -             191,235
  Reinvested                                                6,477              11,219              13,830               5,951
  Redeemed                                                (28,665)            (42,213)            (31,610)            (51,769)
                                                 -----------------  ------------------  ------------------  ------------------
                                                           61,086             111,303             121,498             254,958
                                                 -----------------  ------------------  ------------------  ------------------
CLASS C SHARES
  Issued                                                    6,927           16,979 (a)             27,587           40,988 (a)
  Reinvested                                                  441              231 (a)              1,683              737 (a)
  Redeemed                                                 (2,434)           (342) (a)             (5,179)           (704) (a)
                                                 -----------------  ------------------  ------------------  ------------------
                                                            4,934              16,868              24,091              41,021
                                                 -----------------  ------------------  ------------------  ------------------
CLASS D SHARES
  Issued                                                  985,284           3,598,494           2,170,985           4,649,589
  Issued in connection with merger                              -                   -                   -           2,418,099
  Reinvested                                              345,451             679,407             447,272             325,547
  Redeemed                                             (1,762,092)         (2,885,656)         (2,367,205)         (1,642,219)
                                                 -----------------  ------------------  ------------------  ------------------
                                                         (431,357)          1,392,245             251,052           5,751,016
                                                 -----------------  ------------------  ------------------  ------------------
Total change in shares                                   (241,471)          1,623,702             578,132           5,803,728
                                                 =================  ==================  ==================  ==================



                                                            TAX-FREE INCOME
                                                ======================================
                                                 SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2002     OCTOBER 31, 2001
                                                   (UNAUDITED)
======================================================================================
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued                   $       8,433,511   $    2,110,771
  Proceeds from shares issued in connection
    with merger                                                 -                -
  Dividends reinvested                                    112,254          157,524
  Cost of shares redeemed                              (7,630,202)        (419,140)
                                                ------------------  ------------------
                                                          915,563        1,849,155
                                                ------------------  ------------------
CLASS B SHARES
  Proceeds from shares issued                             955,360        1,653,600
  Proceeds from shares issued in connection
    with merger                                                 -                -
  Dividends reinvested                                     82,451          138,199
  Cost of shares redeemed                                (254,254)        (471,387)
                                                ------------------  ------------------
                                                          783,557        1,320,412
                                                ------------------  ------------------
CLASS C SHARES
  Proceeds from shares issued                              44,670          113,366 (a)
  Dividends reinvested                                      1,449              168 (a)
  Cost of shares redeemed                                  (2,462)            (120)(a)
                                                ------------------  ------------------
                                                           43,657          113,414
                                                ------------------  ------------------
CLASS D SHARES
  Proceeds from shares issued                           2,555,607        7,548,554
  Proceeds from shares issued in connection
    with merger                                                 -                -
  Dividends reinvested                                  3,477,098        7,288,484
  Cost of shares redeemed                             (10,764,908)     (25,645,328)
                                                ------------------  ------------------
                                                       (4,732,203)     (10,808,290)
                                                ------------------  ------------------
Change in net assets from capital transactions  $      (2,989,426)  $   (7,525,309)
                                                ==================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                                  817,189          203,035
  Issued in connection with merger                              -                -
  Reinvested                                               10,863           15,332
  Redeemed                                               (736,812)         (40,701)
                                                ------------------  ------------------
                                                           91,240          177,666
                                                ------------------  ------------------
CLASS B SHARES
  Issued                                                   92,575          160,010
  Issued in connection with merger                              -                -
  Reinvested                                                7,980           13,490
  Redeemed                                                (24,729)         (45,856)
                                                ------------------  ------------------
                                                           75,826          127,644
                                                ------------------  ------------------
CLASS C SHARES
  Issued                                                    4,300           11,002 (a)
  Reinvested                                                  141               16 (a)
  Redeemed                                                   (240)             (12)(a)
                                                --------------------------------------
                                                            4,201           11,006
                                                --------------------------------------
CLASS D SHARES
  Issued                                                  248,008          732,863
  Issued in connection with merger                              -                -
  Reinvested                                              336,369          709,399
  Redeemed                                             (1,045,112)      (2,491,102)
                                                ------------------  ------------------
                                                         (460,735)      (1,048,840)
                                                ------------------  ------------------
Total change in shares                                   (289,468)        (732,524)
                                                ==================  ==================

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                       2002 SEMIANNUAL REPORT 77

                   APRIL 30, 2001 (Unaudited)
CORE Series
================================================================================


                                                    MONEY MARKET                          MORLEY ENHANCED INCOME
                                      =====================================  ============================================
                                       SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED          YEAR ENDED
                                        APRIL 30, 2002     OCTOBER 31,2001        APRIL 30, 2002        OCTOBER 31, 2001
=========================================================================================================================
                                         (UNAUDITED)                               (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued         $               -   $              -   $               979,643   $         420,694
  Dividends reinvested                                -                  -                    16,086              23,576
  Cost of shares redeemed                             -                  -                  (642,381)           (172,364)
                                      ------------------  -----------------  ------------------------  ------------------
                                                      -                  -                   353,348             271,906
                                      ------------------  -----------------  ------------------------  ------------------
INSTITUTIONAL CLASS SHARES
  Proceeds from shares issued                354,064 (a)                 -                13,072,875          12,849,889
  Dividends reinvested                           265 (a)                 -                   303,685             183,986
  Cost of shares redeemed                    (5,520) (a)                 -                (1,690,263)         (3,257,005)
                                      ------------------  -----------------  ------------------------  ------------------
                                                348,809                  -                11,686,297           9,776,870
                                      ------------------  -----------------  ------------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                         -                  -                 1,260,348           3,902,448
  Dividends reinvested                                -                  -                   253,487             654,298
  Cost of shares redeemed                             -                  -                (2,185,446)         (4,347,071)
                                      ------------------  -----------------  ------------------------  ------------------
                                                      -                  -                  (671,611)            209,675
                                      ------------------  -----------------  ------------------------  ------------------
SERVICE CLASS SHARES
  Proceeds from shares issued               929,418,802      1,159,081,951                         -                   -
  Dividends reinvested                        3,184,404         13,677,572                         -                   -
  Cost of shares redeemed                  (828,973,117)      (988,075,054)                        -                   -
                                      ------------------  -----------------  ------------------------  ------------------
                                            103,630,089        184,684,469                         -                   -
                                      ------------------  -----------------  ------------------------  ------------------
PRIME SHARES
  Proceeds from shares issued               554,600,574      1,314,052,873                         -                   -
  Dividends reinvested                        9,487,580         55,934,508                         -                   -
  Cost of shares redeemed                  (734,410,172)    (1,225,309,580)                        -                   -
                                      ------------------  -----------------  ------------------------  ------------------
                                           (170,322,018)       144,677,801                         -                   -
                                      ------------------  -----------------  ------------------------  ------------------
Change in net assets from capital
  transactions                        $     (66,343,120)  $    329,362,270   $            11,368,034   $      10,258,451
                                      ==================  =================  ========================  ==================
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                                              -                  -                   101,863              42,739
  Reinvested                                          -                  -                     1,669               2,398
  Redeemed                                            -                  -                   (66,868)            (17,543)
                                      ------------------  -----------------  ------------------------  ------------------
                                                      -                  -                    36,664              27,594
                                      ------------------  -----------------  ------------------------  ------------------
INSTITUTIONAL CLASS SHARES
  Issued                                     354,064 (a)                 -                 1,358,271           1,308,609
  Reinvested                                     265 (a)                 -                    31,508              18,758
  Redeemed                                   (5,520) (a)                 -                  (175,364)           (332,002)
                                      ------------------  -----------------  ------------------------  ------------------
                                                348,809                  -                 1,214,415             995,365
                                      ------------------  -----------------  ------------------------  ------------------
INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                              -                  -                   130,720             396,352
  Reinvested                                          -                  -                    26,273              66,418
  Redeemed                                            -                  -                  (226,733)           (441,536)
                                      ------------------  -----------------  ------------------------  ------------------
                                                      -                  -                   (69,740)             21,234
                                      ------------------  -----------------  ------------------------  ------------------
SERVICE CLASS SHARES
  Issued                                    929,418,802      1,159,081,951                         -                   -
  Reinvested                                  3,184,404         13,677,572                         -                   -
  Redeemed                                 (828,973,117)      (988,075,054)                        -                   -
                                      ------------------  -----------------  ------------------------  ------------------
                                            103,630,089        184,684,469                         -                   -
                                      ------------------  -----------------  ------------------------  ------------------
PRIME SHARES
  Issued                                    554,600,434      1,314,077,616                         -                   -
  Reinvested                                  9,487,580         55,936,953                         -                   -
  Redeemed                                 (734,410,172)    (1,225,309,722)                        -                   -
                                      ------------------  -----------------  ------------------------  ------------------
                                           (170,322,158)       144,704,847                         -                   -
                                      ------------------  -----------------  ------------------------  ------------------
Total change in shares                      (66,343,260)       329,389,316                 1,181,339           1,044,193
                                      ==================  =================  ========================  ==================

(a) For the period from December 13, 2001 (commencement of operations) through April 30, 2002.


                                                       2002 SEMIANNUAL REPORT 78

3.   TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (GMF) or Gartmore Morley Capital Management, Inc. (GMCM) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly owned subsidiary of Gartmore Global Investments, Inc. GMCM is a majority-owned subsidiary of Gartmore Morley Financial Services, Inc., a wholly owned subsidiary of Gartmore Global Investments, Inc. The adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser, if applicable, for the Funds it advises. The subadvisers manage each of their respective Funds investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

FUND                                  ADVISER              SUBADVISER
================================================================================
Growth                                  GMF                    n/a
--------------------------------------------------------------------------------
Large  Cap  Value                       GMF         NorthPointe Capital, LLC (a)
--------------------------------------------------------------------------------
Total  Return                           GMF                    n/a
--------------------------------------------------------------------------------
Aggressive                              GMF                    n/a
--------------------------------------------------------------------------------
Moderately  Aggressive                  GMF                    n/a
--------------------------------------------------------------------------------
Moderate                                GMF                    n/a
--------------------------------------------------------------------------------
Moderately  Conservative                GMF                    n/a
--------------------------------------------------------------------------------
Conservative                            GMF                    n/a
--------------------------------------------------------------------------------
Bond                                    GMF                    n/a
--------------------------------------------------------------------------------
Government  Bond                        GMF                    n/a
--------------------------------------------------------------------------------
Tax-Free  Income                        GMF                    n/a
--------------------------------------------------------------------------------
Money  Market                           GMF                    n/a
--------------------------------------------------------------------------------
Morley  Enhanced  Income               GMCM                    n/a
--------------------------------------------------------------------------------

(a)  Affiliate  of  GMF.


                                                       2002 SEMIANNUAL REPORT 79

                   APRIL 30, 2001 (Unaudited)
CORE Series
================================================================================


Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Funds average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and the subadvisers, where applicable, is as follows for the period ended April 30, 2002:


                                                                     TOTAL     FEES       PAID TO
FUND                                             FEE SCHEDULE         FEES   RETAINED   SUBADVISER
===================================================================================================
Growth and Total Return                    Up to $250 million         0.60%      0.60%           -
                                           On the next $750 million  0.575%     0.575%           -
                                           On the next $1 billion     0.55%      0.55%           -
                                           On the next $3 billion    0.525%     0.525%           -
                                           On $5 billion and more     0.50%      0.50%           -
---------------------------------------------------------------------------------------------------
Large Cap Value                            Up to $100 million         0.75%      0.40%        0.35%
                                           On $100 million and more   0.70%      0.40%        0.30%
---------------------------------------------------------------------------------------------------
Investor Destinations Funds                All Assets                 0.13%      0.13%           -
---------------------------------------------------------------------------------------------------
Bond, Government Bond and Tax-Free Income  Up to $250 million         0.50%      0.50%           -
                                           On the next $750 million  0.475%     0.475%           -
                                           On the next $1 billion     0.45%      0.45%           -
                                           On the next $3 billion    0.425%     0.425%           -
                                           On $5 billion and more     0.40%      0.40%           -
---------------------------------------------------------------------------------------------------
Money Market                               Up to $1 billion           0.40%      0.40%           -
                                           On the next $1 billion     0.38%      0.38%           -
                                           On the next $3 billion     0.36%      0.36%           -
                                           On $5 billion and more     0.34%      0.34%           -
---------------------------------------------------------------------------------------------------
Morley Enhanced Income                     All Assets                 0.35%      0.35%           -
---------------------------------------------------------------------------------------------------

GMF or GMCM, where applicable, and the Funds have entered into written contracts (Expense Limitation Agreements) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below. The expense limitations for the Investor Destinations Funds do not exclude any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees.


                                                                        EXPENSE CAPS
===================================================================================================================
                                                                                                     INSTITUTIONAL
FUND                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS D SHARES    CLASS SHARES
===================================================================================================================
Large Cap Value (a)                        1.15%            1.90%            1.90%             n/a            n/a
-------------------------------------------------------------------------------------------------------------------
Investor Destinations Funds (b)            0.71%            1.31%            1.31%             n/a            n/a
-------------------------------------------------------------------------------------------------------------------
Government Bond (a)                        0.99%            1.64%            1.64%            0.79%           n/a
-------------------------------------------------------------------------------------------------------------------
Morley Enhanced Income (a)                 0.90%             n/a              n/a              n/a           0.45%
-------------------------------------------------------------------------------------------------------------------


===============================================================
                                 INSTITUTIONAL
                                 SERVICE CLASS   SERVICE CLASS
FUND                                 SHARES          SHARES
===============================================================
Large Cap Value (a)                     1.00%          n/a
---------------------------------------------------------------
Investor Destinations Funds (b)          n/a          0.61%
---------------------------------------------------------------
Government Bond (a)                      n/a           n/a
---------------------------------------------------------------
Morley Enhanced Income (a)              0.70%          n/a
---------------------------------------------------------------

(a) Prior to March 1, 2002 these expense limitations included Rule 12b-1 and administrative services fees.

(b) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.


                                                       2002 SEMIANNUAL REPORT 80

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Funds assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted. As of the period ended April 30, 2002, the cumulative potential reimbursements were as follows:

FUND                                                                   AMOUNT
================================================================================
Large Cap Value                                                      $516,162
--------------------------------------------------------------------------------
Aggressive                                                            219,570
--------------------------------------------------------------------------------
Moderately Aggressive                                                 220,536
--------------------------------------------------------------------------------
Moderate                                                              195,446
--------------------------------------------------------------------------------
Moderately Conservative                                               228,964
--------------------------------------------------------------------------------
Conservative                                                          225,135
--------------------------------------------------------------------------------
Morley Enhanced Income                                                241,793
--------------------------------------------------------------------------------

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Securities, Inc. (NSI), the Funds Distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:


                                   CLASS A      CLASS B      CLASS C   SERVICE CLASS
FUND                                SHARES       SHARES       SHARES      SHARES
====================================================================================
Growth                               0.25%        1.00%        1.00%       n/a
------------------------------------------------------------------------------------
Large Cap Value                      0.25%        1.00%        1.00%       n/a
------------------------------------------------------------------------------------
Total Return                         0.25%        1.00%        1.00%       n/a
------------------------------------------------------------------------------------
Investor Destinations Funds          0.25%        1.00%        1.00%       0.25%
------------------------------------------------------------------------------------
Bond                                 0.25%        0.85%        0.85%       n/a
------------------------------------------------------------------------------------
Government Bond                      0.25%        0.85%        0.85%       n/a
------------------------------------------------------------------------------------
Tax-Free Income                      0.25%        0.85%        0.85%       n/a
------------------------------------------------------------------------------------
Money Market                          n/a          n/a          n/a       0.15%
------------------------------------------------------------------------------------
Morley Enhanced Income               0.25%         n/a          n/a        n/a
------------------------------------------------------------------------------------

Pursuant to an Underwriting Agreement, NSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, NSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. NSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholders account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the period ended April 30, 2002, NSI received commissions of $780,141 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $773,447 was reallowed to affiliated broker-dealers of the Funds. The Board of Trustees has approved a change in the principal underwriter of the Trust from NSI to Gartmore Distribution Services, Inc.
(GDSI). It is anticipated that GDSI will become the Funds underwriter after July 1, 2002.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust
(GSA) provides for various administrative and accounting services. Gartmore Investors Services, Inc. (GISI), a wholly owned subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. Effective December 1, 2001, the fees for the services provided


                                                       2002 SEMIANNUAL REPORT 81

                   April 30, 2002 (Unaudited)
CORE Series
================================================================================


Under both agreements are combined and calculated based on the Trusts average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.

COMBINED FEE SCHEDULE*
================================================================================
Up to $1 billion                                                          0.25%
--------------------------------------------------------------------------------
$1 billion and more up to $3 billion                                      0.18%
--------------------------------------------------------------------------------
$3 billion and more up to $4 billion                                      0.14%
--------------------------------------------------------------------------------
$4 billion and more up to $5 billion                                      0.07%
--------------------------------------------------------------------------------
$5 billion and more up to $10 billion                                     0.04%
--------------------------------------------------------------------------------
$10 billion and more up to $12 billion                                    0.02%
--------------------------------------------------------------------------------
$12 billion or more                                                       0.01%
--------------------------------------------------------------------------------

* The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

Prior to December 1, 2001, the fees for the Fund Administration Agreement were calculated based on the fee schedule below:


FUND                                    FUND ADMINISTRATION FEE SCHEDULE (a)
================================================================================
Growth, Total Return, Bond, Government  Up to $250 million                    0.07%
Bond, Money Market, Morley Enhanced     On the next $750 million              0.05%
Income and Tax-Free Income              On $1 billion and more                0.04%
-----------------------------------------------------------------------------------
Large Cap Value                         Up to $250 million                    0.10%
                                        On the next $750 million              0.06%
                                        On $1 billion and more                0.04%
-----------------------------------------------------------------------------------
Investor Destinations Funds             Up to $250 million                    0.07%
                                        On $250 million and more              0.05%
----------------------------------------------------------------------------------

(a) The Fund Administration fee was subject to a minimum of $75,000 per Fund per year for the Large Cap Value Fund, Investor Destinations Funds and Morley Enhanced Income Fund.

Prior to December 1, 2001, GISI received fees at $20 per account for Class A, Class B, Class C and Class D shares, $30 per account for Prime Shares, and 0.01% of the average daily net assets of the Institutional Class, Institutional Service Class and Service Class shares of each of the applicable Funds.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and subtransfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder subaccounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Prime Shares, Service Class and Institutional Service Class of shares of each of the applicable Funds.


                                                       2002 SEMIANNUAL REPORT 82

4.   BANK LOANS

The Trust currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the line of credit. The Funds had no outstanding borrowings as of April 30, 2002.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002, are summarized as follows:

FUND                                 PURCHASES                    SALES
================================================================================
Growth                            $ 14,077,562                $ 8,395,078
--------------------------------------------------------------------------------
Large Cap Value                     10,636,857                 13,203,589
--------------------------------------------------------------------------------
Total Return                       422,342,204                314,971,814
--------------------------------------------------------------------------------
Aggressive                          24,781,392                  4,922,027
--------------------------------------------------------------------------------
Moderately Aggressive               38,046,904                  5,715,648
--------------------------------------------------------------------------------
Moderate                            41,889,132                  8,262,005
--------------------------------------------------------------------------------
Moderately Conservative             16,625,663                  2,127,252
--------------------------------------------------------------------------------
Conservative                         8,335,489                  1,863,373
--------------------------------------------------------------------------------
Bond                                16,243,080                 19,843,555
--------------------------------------------------------------------------------
Government Bond                     71,385,585                 75,541,492
--------------------------------------------------------------------------------
Tax-Free Income                     39,486,098                 41,702,323
--------------------------------------------------------------------------------
Morley Enhanced Income              22,404,082                  7,534,851
--------------------------------------------------------------------------------

6.   CHANGE IN INDEPENDENT AUDITORS

Upon the recommendation of the Boards Audit Committee, the Board determined on March 14, 2002 to engage PricewaterhouseCoopers LLP (PWC) as independent auditors for the Trusts fiscal year ending October 31, 2002. At the request of the Trust, KPMG LLP (KPMG), which had previously served as the Trusts independent auditors, submitted its resignation as auditors as of March 20, 2002. The audit reports of KPMG on the financial statements as of and for the fiscal years ended October 31, 2000 and October 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended October 31, 2000 and October 31, 2001 and the subsequent interim period through March 20, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMGs opinions. Additionally, there were no disagreements with KPMG regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through
(D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended October 31, 2000 and October 31, 2001 or the subsequent interim period from November 1, 2001 through March 20, 2002. During the fiscal years ended October 31, 2000 and October 31, 2001 and the subsequent interim period from November 1, 2001 through March 20, 2002, there was no consultation with PWC regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trusts financial statements; or (2) any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) of Regulation S-K).


                                                       2002 SEMIANNUAL REPORT 83

[GRAPHIC OMITTED]  MANAGEMENT INFORMATION
CORE Series
================================================================================


TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS
APRIL 30, 2002

NAME,                         POSITION(S)       TERM OF OFFICE                        PRINCIPAL OCCUPATION(S)
ADDRESS,                         HELD            WITH TRUST -                               DURING PAST
AND AGE                        WITH FUND   LENGTH OF TIME SERVED(1)                           5 YEARS
==============================================================================================================================

Charles E. Allen,             Trustee      Since                     Mr. Allen is Chairman, Chief Executive Officer and
                                           July 2000                 President of Graimark Realty Advisors, Inc. (real estate
8162 E. Jefferson Ave., #15B                                         development, investment and asset management).
Detroit, MI 48214

Age 54

------------------------------------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley       Trustee      Since                     Ms. Cholmondeley is Vice President and General
                                           July 2000                 Manager of Special Products at Sappi Fine Paper
c/o Sappi Fine Paper                                                 North America. Prior to 1998, she held various posi-
225 Franklin Street                                                  tions with Owens Corning, including Vice President
Boston, MA 02110                                                     and General Manager of the Residential Insulation
                                                                     Division (1997 to 1998), President of the MIRAFLEX
Age 54                                                               Fibers Division (1994 to 1997).

------------------------------------------------------------------------------------------------------------------------------
C. Brent DeVore               Trustee      Since                     Dr. DeVore is President of Otterbein College.

111 N. West Street                         May 1998
Westerville, OH 43081

Age 61

------------------------------------------------------------------------------------------------------------------------------
Robert M. Duncan              Trustee      Since                     Since 1999, Mr. Duncan has worked as an arbitration
                                           April 1997                and mediation consultant. From 1996 to 1999, he was
1397 Haddon Road                                                     Commissioner of the Ohio Elections Commission.
Columbus, OH 43209

Age 74

------------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar           Trustee      Since                     Retired; Ms. Hennigar is the former Chairman of
                                           July 2000                 OppenheimerFunds Services and Shareholder Services
6363 So. Sicily Way                                                  Inc. Ms. Hennigar held this position from October 1999
Aurora, CO 80016                                                     to June 2000. Prior to that, she served as President and
                                                                     Chief Executive Officer of OppenheimerFunds Services.

Age 66

------------------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV            Trustee      Since                     Dr. Kerr is President Emeritus of Kendall College
                                           June 1981
4890 Smoketalk Lane
Westerville, OH 43081

Age 68

------------------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler            Trustee      Since                     Mr. Kridler is the President and Chief Executive Officer
                                           September 1997            of the Columbus Foundation. Prior to January 31,
2355 Brixton Road                                                    2002, Mr. Kridler was the President of the Columbus
Columbus, OH 43221                                                   Association for the Performing Arts and Chairman of
                                                                     the Greater Columbus Convention and Visitors Bureau.

Age 46

------------------------------------------------------------------------------------------------------------------------------
David C. Wetmore              Trustee(3)   Since                     Mr. Wetmore is the Managing Director of Updata
                                           May 1998                  Capital, Inc., a venture capital firm.
26 Turnbridge Drive
Long Cove Plantation
Hilton Head, SC 29928

Age 53
=============================================================================================================================



NAME,                         NUMBER OF PORTFOLIOS        OTHER
ADDRESS,                        IN FUND COMPLEX       DIRECTORSHIPS
AND AGE                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE(2)
======================================================================
Charles E. Allen,                       77                 None

8162 E. Jefferson Ave., #15B
Detroit, MI 48214

Age 54
----------------------------------------------------------------------
Paula H.J. Cholmondeley                 77                 None

c/o Sappi Fine Paper
225 Franklin Street
Boston, MA 02110

Age 54

----------------------------------------------------------------------
C. Brent DeVore                         77                 None

111 N. West Street
Westerville, OH 43081

Age 61

----------------------------------------------------------------------
Robert M. Duncan                        77                 None

1397 Haddon Road
Columbus, OH 43209

Age 74

----------------------------------------------------------------------
Barbara L. Hennigar                     77                 None
6363 So. Sicily Way
Aurora, CO 80016

Age 66

----------------------------------------------------------------------
Thomas J. Kerr, IV                      77                 None

4890 Smoketalk Lane
Westerville, OH 43081

Age 68

----------------------------------------------------------------------
Douglas F. Kridler                      77                 None
2355 Brixton Road
Columbus, OH 43221

Age 46

----------------------------------------------------------------------
David C. Wetmore                        77                 None

26 Turnbridge Drive
Long Cove Plantation
Hilton Head, SC 29928

Age 53
======================================================================


                                                       2002 SEMIANNUAL REPORT 84

TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS
APRIL 30, 2002


NAME,                              POSITION(S)   TERM OF OFFICE                       PRINCIPAL OCCUPATION(S)
ADDRESS,                               HELD       WITH TRUST -                              DURING PAST
AND AGE                             WITH FUND    LENGTH OF TIME                               5 YEARS
                                                    SERVED(1)
=================================================================================================================================
Joseph J. Gasper                   Trustee and   Since            Mr. Gasper is a Director, President and Chief Operating
                                   Chairman      September 1997   Officer of Nationwide Financial Services, Inc.* (since
Nationwide Insurance                                              December 1996) and of Nationwide Life and Annuity
One Nationwide Plaza                                              Insurance Company* and Nationwide Life Insurance
1-37-06                                                           Company* (since April 1996). Mr. Gasper is also
Columbus, OH 43215                                                Vice Chairman of the Board of Directors of the managing
                                                                  unitholder of GGAMT* and GMF.*
Age 59

---------------------------------------------------------------------------------------------------------------------------------
Paul J. Hondros                    Trustee       Since            Mr. Hondros is President and Chief Executive Officer of
                                                 July 2000        Gartmore Distribution Services, Inc.,* Gartmore Investors
Gartmore Global Investments, Inc.                                 Services, Inc.,* Gartmore Morley Capital Management, Inc.,*
1200 River Road,                                                  Gartmore Morley Financial Services, Inc.,* NorthPointe
Conshohocken, PA 19428                                            Capital, LLC,* GGAMT,* GGI,* GMF,* and GSA* and a
                                                                  Director of Nationwide Securities, Inc.* as well as several
Age 53                                                            Entities within Nationwide Financial Services, Inc.* He is also an Administrative Committee Member for The AlphaGen
                                                                  Caelum Fund LLC, The AlphaGenaelum Fund LDC, The
                                                                  Healthcare Fund LLC and The Healthcare Fund LDC (four
                                                                  hedge funds managed by GSA*). Prior to that, Mr. Hondros
                                                                  served as President and Chief Operations Officer of Pilgrim
                                                                  Baxter and Associates, Ltd., an investment management firm, and its affiliated investment management arm, Pilgrim Baxter
                                                                  Value Investors, Inc. and as Executive Vice President to the
                                                                  PBHG Funds, PBHG Insurance Series Funds and PBHG
                                                                  Adviser Funds.

---------------------------------------------------------------------------------------------------------------------------------
Arden L. Shisler                   Trustee       Since            Mr. Shisler is President and Chief Executive Officer of
                                                 February 2000    K&B Transport, Inc., a trucking firm, Chairman of the
1356 North Wenger Rd.                                             Board for Nationwide Mutual Insurance Company* and a
Dalton, OH 44618                                                  Director of Nationwide Financial Services, Inc.*

Age 60

---------------------------------------------------------------------------------------------------------------------------------
Gerald J. Holland                  Treasurer     Since            Mr. Holland is Senior Vice President - Chief Administrative
                                                 March 2001       Officer for GGI,* GMF* and GSA.* He is also Assistant
Gartmore Global Investments, Inc.                                 Treasurer to the Funds. From July 2000 to March 2002 he
1200 River Road                                                   was Senior Vice President - Operations for GGI, GMF and
Conshohocken, PA 19428                                            GSA. Prior to July 2000, he was Vice President for First Data
                                                                  Investor Services, an investment company service provider.
Age 51

---------------------------------------------------------------------------------------------------------------------------------

Kevin S. Crossett                  Secretary     Since            Mr. Crossett is Vice President, Associate General Counsel
                                                 December 2000    for GGI,* GMF,* GSA,* Nationwide Financial Services, Inc.*
Gartmore Global Investments, Inc.                                 and other Nationwide Insurance entities.* From June 2000
1200 River Road                                                   to December 2000, he was Assistant Secretary to the
Conshohocken, PA 19428                                            Funds.* Prior to 1999, he was Vice President, Senior
                                                                  Counsel and Director of Compliance for Merrill Lynch,
Age 41                                                            Pierce, Fenner & Smith, Inc.

=================================================================================================================================


NAME,                              NUMBER OF PORTFOLIOS        OTHER
ADDRESS,                             IN FUND COMPLEX       DIRECTORSHIPS
AND AGE                            OVERSEEN BY TRUSTEE   HELD BY TRUSTEE(2)
===========================================================================
Joseph J. Gasper                           77                    None

Nationwide Insurance
One Nationwide Plaza
1-37-06
Columbus, OH 43215

Age 59

---------------------------------------------------------------------------
Paul J. Hondros                            81                    None

Gartmore Global Investments, Inc.
1200 River Road,
Conshohocken, PA 19428

Age 53

---------------------------------------------------------------------------
Arden L. Shisler                           77                    None

1356 North Wenger Rd.
Dalton, OH 44618

Age 60

---------------------------------------------------------------------------
Gerald J. Holland                          77                    None

Gartmore Global Investments, Inc.
1200 River Road
Conshohocken, PA 19428

Age 51

---------------------------------------------------------------------------
Kevin S. Crossett                          77                    None

Gartmore Global Investments, Inc.
1200 River Road
Conshohocken, PA 19428

Age 41
===========================================================================

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

3 Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust (GSA).

* This position is held with an affiliated person or principal underwriter of the Funds.


                                                       2002 SEMIANNUAL REPORT 85

Asset allocation is widely regarded as the key strategy for investment success. Thats because diversifying your investments among various asset classes helps to mitigate risk potential and can increase the return potential of your overall portfolio. In fact, studies have shown that more than 90% of the variability of returns associated with an overall portfolio across time is driven by the power of asset allocation.*

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.
================================================================================

[GRAPHIC OMITTED]

The above chart is not intended to indicate the future risk or return levels for these fund categories.

SECTOR  SERIES
Gartmore Global Financial Services Fund(1,2)
Gartmore Global Health Sciences Fund(1,2)
Gartmore Global Technology and
  Communications Fund(1,2)
Gartmore Global Utilities Fund(1,2)

LEADERSHIP  SERIES
Gartmore Nationwide Leaders Fund(1)
Gartmore U.S. Growth Leaders Fund(1)
Gartmore Worldwide Leaders Fund(1,2)

INTERNATIONAL  SERIES
Gartmore Emerging Markets Fund(2)
Gartmore International Growth Fund(2)
Gartmore International Small Cap
Growth Fund(2,3)

CONCEPT SERIES
Gartmore High Yield Bond Fund(4
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund(3)

CORE EQUITY SERIES
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Total Return Fund

CORE ASSET ALLOCATION SERIES
Gartmore Investor Destinations
  Aggressive Fund
Gartmore Investor Destinations
  Moderately  Aggressive  Fund
Gartmore Investor Destinations
  Moderate  Fund
Gartmore Investor Destinations
  Moderately  Conservative  Fund
Gartmore Investor Destinations
  Conservative  Fund

CORE FIXED INCOME SERIES
Gartmore Bond Fund
Gartmore Government Bond Fund(5)
Gartmore Money Market Fund(6)
Gartmore Morley Enhanced
Income Fund
Gartmore Tax-Free Income Fund


1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.
2. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets.
3. Small-cap stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.
4. High-yield funds are typically subject to greater risk and price volatility than funds that invest in higher-rated debt securities.
5. While the fund invests primarily in securities of the U.S. government and its agencies, the funds value is not guaranteed by these entities.
6. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market fund.

* Sources: Ibbotson and Kaplan, Does Asset Allocation Policy Explain 40, 90, or 100 Percent of Performance?, Financial Analysts Journal
     (January/February 2000). Brinson Hood Beebower Study (1991).

--------------------------------------------------------------------------------

GARTMORE FUNDS

1200  River  Road
Conshohocken,  PA  19428
888-223-2116

www.gartmorefunds.com

Gartmore  Funds  Shareholder  Services:
800-848-0920

GG-0092  6/02